ANNUAL REPORT



DECEMBER 31, 2001












DAVIS GROWTH OPPORTUNITY FUND

DAVIS FINANCIAL FUND

DAVIS REAL ESTATE FUND

DAVIS CONVERTIBLE SECURITIES FUND

DAVIS GOVERNMENT BOND FUND

DAVIS GOVERNMENT MONEY MARKET FUND


(part of Davis Series Inc.)















DAVIS
FUNDS
OVER 30 YEARS OF RELIABLE INVESTING(TM)

                                TABLE OF CONTENTS

Shareholder Letter.....................................................2

Management's Discussion and Analysis:
     Davis Financial Fund..............................................5
     Davis Growth Opportunity Fund....................................10
     Davis Real Estate Fund...........................................12
     Davis Convertible Securities Fund................................14
     Davis Government Bond Fund.......................................16

Fund Performance and Supplementary Information:
     Davis Growth Opportunity Fund....................................22
     Davis Financial Fund.............................................29
     Davis Convertible Securities Fund................................35
     Davis Real Estate Fund...........................................42
     Davis Government Bond Fund.......................................48

Schedule of Investments:
     Davis Growth Opportunity Fund....................................52
     Davis Government Bond Fund.......................................56
     Davis Government Money Market Fund...............................58
     Davis Financial Fund.............................................61
     Davis Convertible Securities Fund................................63
     Davis Real Estate Fund...........................................67

Statements of Assets and Liabilities..................................69

Statements of Operations..............................................71

Statements of Changes in Net Assets...................................72

Notes to Financial Statements.........................................74

Financial Highlights:
     Davis Growth Opportunity Fund....................................85
     Davis Government Bond Fund.......................................89
     Davis Government Money Market Fund...............................93
     Davis Financial Fund.............................................94
     Davis Convertible Securities Fund................................98
     Davis Real Estate Fund..........................................102

Independent Auditors' Report.........................................106

Income Tax Information...............................................107

Directors and Officers...............................................108

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Dear Fellow Shareholder,

There is an old saying that the stock market predicts like a barometer, not a thermometer. Its moves are based on forecasts of future business and economic conditions, rather than a reflection of current conditions. As a shining example, the market moved up during the final months of the recessions in 1970, 1974, 1982 and 1990 but, with the benefit of hindsight, the first two market upswings were "cyclical" while the latter two were "secular." These upward moves are not based on earnings, which are usually bad and getting worse. Rather, they are based on liquidity stimulus driven by Federal Reserve easing, faster money supply growth and lower bond yields. Our view at this time is that in spite of the "wall of worry" that exists on the military and economic fronts, over the near term, the market seems likely to stay most of the time within the 10,000 to 13,000 range where it has traded most often since 1998.

A HISTORICAL PERSPECTIVE

The question at hand for 2002 is whether any market recovery that occurs will be a cyclical recovery within the trading boundaries already established, or whether it will signal that a secular, long cycle bull market is again getting underway. The market recoveries after the two earlier recessions of 1970 and 1974 did not lead to a secular breakout resulting in new highs for the averages. We believe that this same pattern will hold true for 2002. The reasons have to do with bull and bear cycles put in historical context.

The recessions of 1970 and 1974 ended a long stock market up cycle that began around 1950. During the bull market period of the 1950's and 1960's, industry group after industry group rotated into the investment spotlight, price/earnings (P/E) ratios were bid up and the percentage of assets allocated to equities in accounts rose regularly to new high levels. A broad list of basic industries and financial stocks led the way in the 1950's, while drugs, consumer stocks, electronics, defense, office equipment and other growth sectors like media led the way in the 1960's.

The grand finale, which began in 1969 and lasted until 1972, created the "favorite 50" growth stocks. These stocks appeared to have consistent high growth rates that would last indefinitely and thus were rewarded with higher and higher P/E ratios. During this speculative phase, the phrase "one decision growth stocks" was coined, and some examples were the leaders of that day, such as Avon, Polaroid and Xerox. This euphoria ended in 1973 and 1974 when stock market values collapsed. It took until 1982 for the market to test the highs of its trading range and finally break out into a new secular bull market.

The 1980's and 1990's were great bull market periods. The recessions of 1982 and 1990 did not stop the market from quickly recovering to new highs after those downturns ended. In the 1980's, the mood was cautious at first but when inflation began to fall, earnings gradually moved up and interest rates began to decline. This drove P/E ratios into a long-term secular climb. Most industry groups participated in the upswing, with the general exception of natural resources and precious metals like gold. After the Berlin Wall came down, a "new world order" was declared with optimism for global expansion. It was the age of multinationals and innovative growth.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

The 1990 recession proved brief and hardly dented the continued upward march of stock prices and P/E ratios. Interest rates kept falling, budget deficits disappeared, productivity soared and profits continued to exceed expectations (with a little help from creative accounting). A new economic perpetual motion machine seemed at hand with technology as its primary motor. Around 1998 to 2000, on top of this optimism came the Internet bubble and Y2K euphoria leading to bursts in capital spending and consumer borrowing. Again, a new breed of growth stocks was born led by technology and telecom just as the "favorite 50" mania dominated the period between 1969 and 1972.

LOOKING TO THE FUTURE

The downturn that began in 2001 may or may not be deep and how long it will linger into 2002 is an open question. However, the platform on which the market rides seems unbalanced. Record low interest rates are the primary valuation prop today, yet P/E ratios are very high by all historical measures. In addition, earnings are poor, productivity may be affected by the war, government is certain to get bigger as it develops "homeland security" and deficits may be around the corner. There is overcapacity on the corporate front, and the consumer is stressed by debt and low savings. Inflation and interest rates are very low now, perhaps as low as they can go, especially if an economic recovery gets underway in the next few months. If interest rates do go lower, the new worry may be deflation, which would be extremely bad for earnings.

Putting all of these considerations into historical context suggests that a market recovery will be "range bound" for sometime ahead. Since 1998, we have suggested that for the foreseeable future the Dow will trade predominantly in a range of 10,000 to 15,000 and that any move above or below this range is likely to be short-lived. Still, this is not a time to despair. Plenty of money will be made during this necessary "pause that refreshes." Again, as in the interlude of the 1970's, new leadership groups are likely to emerge in the stock market.

COMMITTED TO OUR INVESTMENT DISCIPLINE

The job of our portfolio managers and analysts is to review our portfolios using unbiased thinking and fresh eyes adjusting to the new realities. Every financial hurricane creates shipwrecks with vessels that will not sail well again, and those holdings should be removed from portfolios. We intend to stick to basics within our circle of competence. Companies that continue to gain market share, maintain strong balance sheets and have new products helping them ride the waves into the future should perform well. Specifically, companies that accelerate their business model opportunities with significant new products, pricing action, cost cutting or productive acquisitions are likely to be favored.

Every war changes the investment landscape. This new wartime environment is hostile to some (i.e., airlines and hotels), and helpful to others (i.e., cell phones, Web solutions, drug companies and defense contractors). Companies that adapt fast to these conditions will win. Cost management is vital, and corporate realism and honesty with shareholders will help distinguish "doers" from "bluffers" among managements.

Moreover, wars are won with technology. The Internet may have one billion users in 2005 versus 500 million now. A new semiconductor equipment cycle seems inevitable, and cell phone penetration inexorably keeps rising.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

We continue to favor well-managed companies in the broad area of financials, drugs, energy, media, technology and consumer stocks. As always, the devil is in the details--that is, stock selection. The trick is to get in front of positive change and take a position when the stock is good value. It is critical to self-evaluate and keep reviewing every decision.

The tail wind that sends a secular bull market to new highs is rising P/E ratios. This wind seems unlikely to blow now given today's historically elevated valuation levels. Nevertheless, a cyclical bull market reaching the upper ends of the trading range should come with economic recovery and reward those with patience. It is also worth bearing in mind that with yields so low on both bond and money market funds, we believe a diversified portfolio of equities still offers the best potential for long term wealth building.(1)

Sincerely,

/s/ Shelby M.C. Davis
---------------------
Shelby M.C. Davis
Senior Research Advisor

February 4, 2002

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS FINANCIAL FUND

PERFORMANCE OVERVIEW

The Davis Financial Fund's Class A shares provided a total return on net asset value of (9.15)% for the one-year period ended December 31, 2001.(2) Over the same time period, the Standard & Poor's 500 Index returned (11.89)%.(3)

In the words of Morningstar, "A brief rough patch doesn't change our opinion:
Davis Financial is one of the best financials funds around. Managers Chris Davis and Ken Feinberg have done a bang-up job here over the years. With only about 40 names in their portfolio and big bets on their top holdings, the fund spotlights their industry knowledge and careful stock picking, which are formidable. Indeed, among diversified financials funds...it has the category's best five- and 10-year records."(4)

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS

Q. Could you recap the performance of the Fund and financial stocks during 2001?

A. After a strong year in 2000 when the Fund appreciated 32% while the S&P 500 dropped 9%, the Fund declined approximately 9% during 2001 compared to a decline of nearly 12% in the S&P 500. As portfolio managers and investors in our Fund ourselves, Chris and I believe our performance should be evaluated in two ways, both measured over a holding period of five years or greater. First, how has our Fund performed versus the S&P 500? Second, how does the Fund rank versus its peer group of financial sector funds? We would also encourage shareholders to compare the returns they achieve on an after-tax basis, which captures the turnover in a fund's holdings.(5) Information about after-tax returns used to be difficult, if not impossible, to obtain. We are happy to report that the SEC is now requiring all funds to disclose this information in their prospectuses.

The Fund delivered an average annual total return on net asset value of 14.46% for the five-year period and 18.91% for the ten-year period ended December 31, 2001. Over the same time periods, the S&P 500 generated returns of 10.70% and 12.94%, respectively.

During 2000, contrary to conventional wisdom, financial stocks moved counter to interest rate changes as share prices of most financial services companies performed exceedingly well despite the fact that the Federal Reserve aggressively raised short-term interest rates to cool off an overheating economy. During 2001, again contrary to conventional wisdom, most financial stocks declined in price even as the Federal Reserve aggressively lowered short-term interest rates 11 times in an effort to prevent the U.S. economy from entering a recession (and perhaps a deep one at that) and alleviate some of the stresses our economy experienced following the terrible tragedy of September 11th. So much for conventional wisdom.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

Financial stocks have generally been affected, as the current economic slowdown in the United States seems to be spreading throughout most of the world. Regardless of how shallow the U.S. recession, which officially began in March 2001, proves to be, we are certainly in a deep profits recession where corporate profits are meaningfully lower for many companies than in the prior years. Some previously fast-growing industries such as technology and telecom have contracted severely and it is unlikely that most of these companies' earnings can ever equal the levels achieved in 1999. Falling corporate profits have continued to produce significant layoffs, as many manufacturing and technology companies must be streamlined for these new realities. The steep rise in unemployment has and will continue to produce rising credit losses at many consumer lenders. Similarly, shocks to the system such as the Enron bankruptcy will cause billions of dollars in losses for commercial lenders and property casualty insurers as well.

In addition, as noted above, the S&P was down almost 12% in 2001 after falling 9% in 2000. This decline, however, probably understates the destruction of shareholder wealth, as many investors' holdings were concentrated in technology-oriented funds and stocks, which, on average, have fallen over 60% from their highs reached early in 2000. More than $5 trillion in savings has been wiped out in a little less than two years. This unwinding of many excesses of the booming economy and roaring stock market of the past decade is a powerful head wind that all companies must continue to fight through at present.

Clearly, this is a difficult time for many financial services companies. Revenue growth is slowing for most firms, and lenders are trying to navigate through rising credit costs as both corporations and consumers find it tougher to meet current interest payments. Despite these issues, which remain serious, there are some positives. The Federal Reserve has been very responsive in aggressively lowering short-term interest rates (by 475 basis points in 2001) to try to stabilize the economy. Short-term interest rates are now at the lowest levels in over 40 years and should help improve the balance sheets and liquidity of borrowers.

While it is always difficult to predict in advance when an economy as complex as the American economy will emerge from recession, there are entire cottage industries whose members earn an attractive living trying to predict the consistently unpredictable. Chris and I carefully monitor what is happening in our economy as well as in the world and read Fed Chairman Alan Greenspan's commentary with great interest, but we never offer any predictions ourselves. We will once again quote our favorite investing expert, Warren Buffett, who says, "Forecasts tell you more about the forecaster than they do about the future." However, the American economy will improve at some point down the road. This should help the fundamentals of most financial services companies- particularly those involved in the lending and securities businesses. Another piece of good news for most lending companies, but especially for consumer lenders such as American Express(6) and Household International, is the immediate benefit of lower funding costs, which improves the spread these companies earn on their loans. This improved spread can meaningfully increase earnings and help offset deteriorating credit trends and rising bankruptcies that are afflicting all lenders today.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

We also expect that some of our well-managed companies will potentially benefit from this current weak environment by taking market share away from their weaker competitors that are forced to cut back their marketing and investment spending. Similarly, these well run companies with strong balance sheets may be able to acquire entire companies or divisions at attractive prices, cut duplicate expenses and emerge from the downturn even stronger than when they entered it. Economic downturns usually spotlight the truly great companies with outstanding managements and defensible business models.

Q. What holdings were important contributors to the Fund's performance?

A. On the positive side, the biggest contributors to performance were Moody's Corporation, Transatlantic Holdings, Dun & Bradstreet and First Data.

Moody's Corporation, the rating agency, generated record earnings in 2001, up over 30%, as lower interest rates have motivated corporate treasurers to aggressively issue new debt or refinance existing debt. Since investors prefer bonds that have been rated, Moody's benefits from the fee it earns when bonds are issued, thereby providing robust revenue opportunities in the current environment. In addition, Moody's is benefiting from powerful secular tail winds that include a fast growing structured finance and asset-backed securities business. Both of these methods of corporate financing, while attractive for issuers, are complicated in nature and investors require these bonds to be rated by experts such as Moody's or its chief competitor Standard & Poor's. The growth of the structured finance business, as well as important inroads made by Moody's globally as foreign companies continue to finance more of their businesses through the capital markets rather than only through banks should help fuel Moody's long-term earnings growth. We were fortunate to benefit from a "double play" as investors bid up the price/earnings multiple of Moody's at the same time that earnings grew strongly. This resulted in stock price appreciation of 55% in 2001. Unfortunately, now that the multiple has been raised to fair value levels the potential for near-term appreciation may be more modest.

Our largest position, Transatlantic Holdings, is a well-run reinsurance company that is 60% owned by insurance giant AIG. Transatlantic Holdings continues to benefit from an improving pricing environment and an increase in market share as insurers give more business to those reinsurers with strong balance sheets. The tragedy of September 11th has been a particular shock to the insurance industry and could result in pretax losses ranging between $40 and $70 billion. It will be years before the final impact is known. The magnitude of this loss, however, has already weakened several reinsurers so that not every insurance company that paid premiums to be protected from such a catastrophic loss will be repaid. This fear is creating a powerful flight to quality and financially strong companies such as Transatlantic should benefit from increasing business opportunities at the best rates and terms and conditions in over fifteen years. We expect the company's premiums to continue growing at strong double-digit rates while its combined ratio should continue to be favorable going forward, assuming a normal loss year. Transatlantic's price/earnings multiple was also revalued upwards during 2001 and the share price rose almost 29%.

The Fund was also fortunate to benefit from nice share price appreciation in Dun & Bradstreet, up 36%, as well as First Data, up almost 49%.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

On the negative side, our Fund's performance was hurt by a meaningful decline in our second largest holding, American Express, which has felt the impact of the economic slowdown in its two core businesses. Even before the impact of the September 11th tragedy, the card business had slowed as corporations dramatically reduced their travel and entertainment spending while consumers increased their charge card spending at a slower pace than in previous years. The events of September 11th have exacerbated the decline in travel-related spending particularly and overall spending generally. Spending on airline tickets represents approximately 25% of the more than $300 billion that we estimate was charged on American Express cards in 2001. As charge volume in this category has declined by 30% since September 11th, it will take some time for airline- related spending to return to prior levels, and this will be a tough head wind to overcome. At the same time, the recession and fears about job security will no doubt put pressure on other discretionary spending as well. In addition, credit costs have risen, although they remain manageable to date. American Express is one of the few financial firms that, due to its interest rate hedging strategy, has yet to benefit much from lower funding costs, but those lower costs should help earnings in 2002.

The company's asset management business has been a significant disappointment as poor decisions on the investment side resulted in write-downs of more than $1 billion in its high yield portfolio. Clearly, management underestimated the risks they were assuming in the event of an economic downturn when the company purchased these high yield investments only a few years ago. American Express Financial Advisers also need to improve the investment performance of its mutual funds as returns have been disappointing compared to its peers. American Express will almost certainly have lower earnings in 2001 even excluding the investment write-downs. This disappointing performance drove the share price down 35% in 2001 as investors, ourselves included, were surprised by some of the problems at the company.

However, the company still possesses an enviable business model with strong competitive advantages, a powerful global brand and 55 million cardholders who on average spend over three times as much as Visa or MasterCard holders. Management has responded to the current unfavorable business climate by aggressively restructuring the company to eliminate almost $1 billion in expenses, much of which will drop to the bottom line. As mentioned earlier, the company will also meaningfully benefit from lower funding costs due to the drop in short term interest rates. Overall, American Express continues to be a well run shareholder-oriented company that should get back on track and deliver solid earnings growth as the economy stabilizes.

In our semi-annual report we wrote, "As for those companies that took on excessive risk to show growth during robust economic times, to paraphrase Warren Buffett, you never know who is swimming naked until the tide goes out. We hope in future letters we can report to you that few of our companies were swimming naked." We chose the word "few" carefully because we believed there could be one or two companies that would fall into this category. If we had been sure which ones they were, we would have hopefully sold our entire position before the chickens came home to roost. Unfortunately, we must report that we made a huge mistake holding onto our shares of Providian during 2001 as the price plummeted 94% from $57.50 to $3.55 a share. This decline had no less than a disastrous impact on our Fund's performance.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

Our mistake in holding Providian was very much a result of the early success we enjoyed investing in the company. We began accumulating shares in 1997 only to see the shares more than triple from our average cost of $19 to almost $70. Under the hands-on management style of CEO Shailesh Mehta, Providian had carved out a niche by lending via credit cards to a broad spectrum of borrowers but especially to those with blemished or unestablished credit ratings. We believed that the skill of Providian's past underwriting record and the risk-based pricing structure of Providian's model--it charged high interest rates to the most risky customers--would allow the company to weather the current economic climate. We were very wrong--plain and simple.

The fact that Providian was in no way a fly-by-night company (CEO Mehta had run the company since 1985, dating back to the company's origins as a subsidiary of Capital Holdings before it was spun out to shareholders), that it had grown earnings over 20% through the 1990-1991 recession and that it had a very well regarded management team clouded our thinking. Prior to 2001, Providian had been very successful. It had the highest return on equity and return on assets of almost any credit card lender. Moreover, Providian competes in the "subprime" market where there is less competition since many lenders avoid this segment, admitting they do not have the underwriting expertise to navigate this difficult part of the lending spectrum. Over the years we had gotten to know the senior members of management and had confidence in their abilities. We were further surprised by Providian's failure because several of the company's peers that do offer credit cards to the subprime market--Capital One, Household International and the former Associates unit of Citigroup--continued to post relatively attractive results late into 2001 even as the economy was slowing.

We now know that Providian stretched significantly beyond its more conservative pricing model established early in its corporate life, meaningfully loosening its underwriting guidelines to lend more money to high risk customers than it clearly should have. Our guess is this adjustment was made to show high growth to Wall Street in order to meet high investor expectations. Some of these efforts, such as television advertising to attract new borrowers, were poorly conceived and miserably executed as they resulted in terrible adverse selection. At the end of the day, these riskier new loans proved Providian's undoing as the amount of the loans grew much too quickly in a rapidly slowing economy.

At this writing it is unclear what the future holds for Providian. Former founder and CEO Mehta has resigned and been replaced by an experienced CEO who has run the card business at FleetBoston Financial and Household International. This is important for several reasons, particularly in improving the integrity of management and disclosures to the investment community. However, worries remain because Providian Bank, which raises funds through both FDIC-insured CDs offered to retail investors and credit-card backed securitizations purchased by institutional investors, remains under the watchful eye of bank regulators and must either raise new capital or sell off large amounts of its loan portfolio to reduce its risk profile. Improving Providian's liquidity position and appeasing the regulators are now Providian's two biggest challenges. As of this writing on January 15th, Providian's share price had recovered 35% to $4.79. However, while we are hopeful that Providian will navigate through these challenges, there are no assurances that the company will succeed.

Q. What is your outlook for financial stocks?

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

A. One reason we will always like financial stocks is that financial services is a vast industry that is not very well understood. In addition, companies tend to be undermanaged overall. As investors, this provides us with enormous opportunity if we can uncover those great management teams who, like a fox in a hen house, can take advantage of their weaker competitors by continuously gaining profitable market share and thereby build wealth for shareholders.

Despite what may be obvious near-term challenges, over the long term, Chris and I remain optimistic about the outlook for financial companies. We continue to find well-managed companies with valuable consumer and business franchises, strong balance sheets and positive long-term growth opportunities whose business fundamentals remain favorable even in this current environment. While we expect price volatility in financial stocks to continue, we believe carefully selected financial services companies should offer outstanding investment opportunities for our shareholders.(1)

DAVIS GROWTH OPPORTUNITY FUND

PERFORMANCE OVERVIEW

The Davis Growth Opportunity Fund's Class A shares delivered a total return on net asset value of (8.06)% for the one-year period ended December 31, 2001(2) compared with a return of (11.89)% for the Standard & Poor's 500 Index.(3)

According to Morningstar, "...this fund oozes potential....Because the fund casts its net from deep value stocks to reasonably-priced tech and health care, it might not fit snugly in a narrow slot in an investor's portfolio. But its broad reach makes it appropriate as an investor's sole mid-cap fund. Alternatively, it could be used as a wild-card play on good stock-picking."(7)

AN INTERVIEW WITH THE RESEARCH TEAM

Q. Could you provide some perspective on the Fund's performance last year?

A. Davis Growth Opportunity Fund performed respectably, beating the S&P 500 after fees by some 383 basis points. Although the Fund was down around 8% in absolute terms, as long-term investors we are proud to have beaten the S&P for three years in a row--every year since we took over running the Fund in January 1999. Over that time period, we have compounded shareholder value at 10.45% versus a compounded return of (1.02)% for the S&P. In dollar terms, this means that $1,000 invested in Growth Opportunity Fund would have grown to $1,347 over the same time frame versus $970 if invested in the S&P. This is a true source of satisfaction to everyone here at Davis Advisors, since we know that our customers have two fundamental choices when deciding where to invest in equities: Pay a relatively small fee to have their money managed in a passive index fund, or pay a relatively larger fee to active managers like us to try to beat the index.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH THE RESEARCH TEAM - CONTINUED

We are excited about the opportunities we see ahead. The Growth Opportunity Fund has one overarching theme: We look for good businesses selling at attractive prices. The team that runs Growth Opportunity Fund does not consciously search out trends, either in the market or society at large. We do not consciously "underweight" or "overweight" sectors, and we ascribe to neither a "growth" nor a "value" approach. As Warren Buffett has pointed out, there is really no distinction between growth and value. Growth is merely an input in the value equation. In plain English, a company that grows more rapidly is more valuable than a company growing less rapidly, all other things being equal. So we do not look for cheap stocks that might get a little less cheap (value investing), and we do not buy expensive stocks in the hopes that short-term momentum will take these stocks even higher (growth investing). We simply try to find growing businesses trading at value prices whose position and prospects are under-appreciated by the market. The wonderful thing about investing this way is that if you have done your research correctly, all you have to do is sit back and let the earnings grow, taking the stock price with them. If you are lucky, the market's underappreciation will disappear too, resulting in rising earnings combined with a rising multiple paid for those earnings. This is the essence of the "Davis Double Play," a term that Chris Davis' grandfather coined more than thirty years ago.

Q. What were some of the Fund's top performers last year?

A. As you know, Davis Growth Opportunity Fund is managed collectively by all six analysts at the Davis Funds. It is a tribute to our team approach that each analyst had one of the top 10 performers in either the second half of 2001 or all of 2001. Financial stocks such as Moody's Corporation(6) and Transatlantic Holdings were strong contributors. So too were healthcare stocks such as Apogent. Perhaps most remarkable, in a year when the Nasdaq index was down more than 20%, tech stocks chosen by analyst Dwight Blazin were some of the strongest performers. For example, Symantec, a software company that produces anti-virus products, nearly doubled.

Of course, we had our share of mistakes--Tellabs, Providian and Stilwell Financial all were material drags on performance. But Davis is a culture that both admits its mistakes and tries to learn from them. In fact, this process is one of the key ways we try to maintain our culture of "constructive dissatisfaction" so that we constantly improve our ability to deliver value to shareholders.

Q. What is your outlook for the Fund?

A. Looking ahead, we are extremely excited about the prospects for Davis Growth Opportunity Fund. Good performance has led to steady, manageable inflows of cash, allowing us to bring new companies into the portfolio without having to sell existing ones we like. We think the portfolio is well positioned for what we expect will be a sideways kind of market. The multiple of the portfolio, whether measured as price/earnings, price/book, price/sales or price/cash flow, is lower than the market average. At the same time, the quality of businesses we own we believe is almost certainly higher than the market average. Over time, this combination should produce satisfactory results.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH THE RESEARCH TEAM - CONTINUED

At Davis Advisors, our personal money is invested alongside our shareholders. The Davis family, fund directors, research team and other employees collectively have $2.5 billion invested in the funds we manage. In this manner, we share both the risks and the rewards with our shareholders.(1)

DAVIS REAL ESTATE FUND

PERFORMANCE OVERVIEW

The Davis Real Estate Fund's Class A shares generated a total return on net asset value of 5.66% for the one-year period ended December 31, 2001.(2) Over the same time period, the Wilshire Real Estate Securities Index provided a return of 10.45.3 Since the Fund's inception on January 3, 1994, its Class A shares have delivered an annual return on net asset value of 10.77% while the average real estate fund tracked by Lipper Analytical Services has returned 9.12%.(3)

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER

Q. Could you provide some perspective on the performance of the real estate market and the Fund last year?

A. While the Davis Real Estate Fund had a terrific year relative to the stock market as whole, the Fund's performance relative to other real estate funds was disappointing. This under-performance was attributable in large part to the Fund's investment in several companies best characterized as nontraditional real estate plays, the notable under-performance of one of the Fund's apartment holdings, and the exceptional performance of many high-yielding real estate stocks in which the Fund took no interest.

Several nontraditional real estate investments, specifically American Tower(6) and Six Flags, encumbered the Fund's performance this year. Simply put, these two investments were mistakes. The lesson? While the underlying businesses of these companies were sound, the perception that American Tower would be unable to raise needed capital and concern about Six Flags future capital demands (not to mention the impact of September 11 on travel and tourism) led to a mass exodus from the stocks. The Fund lost approximately 4% in overall performance in 2001 as a result of these holdings alone. As we enter 2002, those holdings have been drastically trimmed or wholly eliminated. The Fund is now predominantly invested in traditional real estate investments.

In reviewing the reasons for under-performance, I must also note that I wish I had heeded the counsel of my colleague and senior research analyst, Chandler Spears, who advised selling the Fund's position in Apartment Investment & Management Company (Aimco) sooner than we did. Aimco was poised for strong growth in 2001, but with higher than average leverage and a relatively complicated operating strategy, the company's share price suffered when it announced in early 2001 that it would fail to meet analyst expectations for year.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

Lastly, we mistakenly assumed that quality real estate companies would outperform lesser quality companies during tough economic periods. Instead, investors flocked to those companies providing the highest dividend yield, regardless of the perceived quality and associated risk. Many of the best-performing real estate companies of 2001 paid out in dividends almost every dollar earned from the underlying assets--a risky proposition at best with little room for error.

The Fund did not participate in this "junk" rally because these are not the kind of companies we feel comfortable owning. Rather, we like to invest in real estate companies with the best operating strategies, financial discipline and management, and the best prospects for risk-adjusted growth. That approach cost the Fund some performance this year, but we still think it is the best long-term investment strategy for real estate.

Q. What were some holdings that performed well last year?

A. Chandler was instrumental in the Fund's identification of several outstanding companies that were trading at bargain prices relative to their strong growth prospects. The best example of that is Taubman Centers, a developer of upscale regional malls that are generally characterized as true jewels in the retail business. A large development pipeline and a deteriorating retail environment were masking the virtue of a growth company trading a significant discount to underlying asset value. We bought shares in early 2001 believing that Taubman could leverage its position as owner of the best regional mall assets and lease-up its developments despite a tough retail environment. Management did just that and Taubman has successfully added to its cadre of top-shelf regional mall assets. Taubman's share price increased almost 36% in 2001.

Our boldest move was made on the day the market reopened after the September 11th tragedy. In response to the attack, investors sold shares of Starwood Hotels & Resorts to a point where the underlying assets were valued at approximately 50% of replacement cost. Given our belief that the hotel business was not going to fade away forever, we added to a small existing position. The stock has since rallied strongly and is now one of the Fund's top holdings thanks in large part to price appreciation.

Vornado Realty Trust, a long-time Fund holding, is another company that enjoyed a good year. Vornado is a diversified REIT with a mix of ownership interests including office buildings, shopping centers and several of the country's largest merchandise marts. Most noteworthy is Vornado's position as the largest publicly traded owner of office space in New York City and Washington, D.C. Each of these markets enjoyed a stellar year during 2001 and should continue to outperform other areas of the country during 2002. An exceptionally savvy management team that collectively owns a large percentage of the outstanding stock heads Vornado and, as a consequence, their interests are well aligned with shareholder interests.

Q. What is your outlook for real estate?

A. Real estate is not only the largest asset class in the country, it has historically been one of the least volatile asset classes. Further, as was proven again last year, the performance of real estate is not closely correlated with the S&P 500. That makes real estate an excellent vehicle for diversifying and anchoring a well-balanced portfolio.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

Our current outlook for real estate is one of tempered enthusiasm. If the economy revives this year as it is generally expected to do, real estate stocks are likely to move ahead in advance of that recovery. More importantly, we are still finding good values in the kinds of quality real estate companies we want to own, and we are confident that the first-rate companies held by the Fund coupled with the underwriting discipline used in acquiring them will serve our shareholders well over the long term.(1)

DAVIS CONVERTIBLE SECURITIES FUND

PERFORMANCE OVERVIEW

The Davis Convertible Securities Fund's Class A shares delivered a total return on net asset value of (6.75)% for the six-month period and (7.56)% for the one-year period ended December 31, 2001.(2) Over the same time period, the average convertible securities fund tracked by Lipper Analytical Services returned (3.84)% and (7.86)%.(3) Since the Fund's inception on May 1, 1992, its Class A shares have generated an average annual return on net asset value of 10.60%.

In analyzing the Fund, Morningstar notes, "In Davis, it has a seasoned manager at the helm who owns a big stake of the fund and, as a member of the family that owns the advisor, is likely to be on board for years to come. Put that together with its solid returns and reasonable volatility, and you have an attractive package for convertible investors(8).

AN INTERVIEW WITH ANDREW A. DAVIS AND JASON A. VOSS, PORTFOLIO MANAGERS

Q. How would your characterize the performance of the convertible securities market and the Fund last year?

A. The year 2001 was a challenging year. The aftermath of the terrorist attacks on September 11th put additional pressure on an already struggling economy, and ongoing weakness in stock prices continued to restrain the convertible securities market. That said, the markets seemed to behave more rationally last year in that companies missing their earnings estimates were appropriately punished and those making their earnings estimates were appropriately rewarded given the underlying fundamentals of the respective businesses. This is in contrast to the late 1990s when dreams and illusions seemed to rule the day and companies with little or no earnings or revenues often scored huge stock price gains. While the Fund's performance in this environment was disappointing, Jason and I feel that we have learned some important lessons from our mistakes.

Q. Could you elaborate on these lessons?

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS AND JASON A. VOSS, PORTFOLIO MANAGERS - CONTINUED

A. Perhaps the biggest lesson we learned is how crucial it is to be decisive when selling securities. This is the only way to lock in the rewards of good stock picking. For example, Quanta Services(6) and Kmart both reached our target prices during 2001, but rather than liquidating the positions or reducing them, we continued to hold them. Our thinking was to let our winners run. In both cases, however, we went from having large gains in the stock to having large losses. While we have always known that stocks do become overpriced, the necessity of selling decisively is crucial even if you continue to think the prospects of the business remain good and the management remains sound.

The second lesson we learned is that every stock purchase should be accompanied with a brief thesis entitled "What Would Cause Me to Sell This Stock?" Anticipating ahead of time the factors that could change your views on a stock would help shift the sell decision from an emotional process to an analytical one. Further, this exercise would help to clarify our decision when the market environment seems particularly opaque. Again, this exercise would have aided us in selling Quanta Services and Kmart more decisively.

Our third lesson is this: When management grows its business through acquisitions it must account for the future capital that must be invested in these acquired businesses so that management may fully realize the earnings power of the new assets. Even if executives understand this issue, by disregarding future capital expenditures in their financial analyses many firms are risking that capital markets may be very expensive or even closed when they most need additional capital. Either situation would mean that these types of companies are likely overpaying for the assets they acquire. For example, American Tower and Crown Castle International both evaluate their acquisitions based on the cash flow that the asset will generate without considering the need for future capital outlays.

Q. What are some of the Fund's major investment themes?

A. The Fund's top weightings continue to be in the real estate, financial services and energy sectors. Among our favored holdings are Vornado Realty Trust and General Growth Properties in real estate and American Express and American International Group in financial services. Overall, however, we are focused less on themes than on good old-fashioned stock picking. Selectivity continues to be important, and we continue to look for convertibles that satisfy our 80%/50% rule. We want to own convertibles that we believe can deliver 80% or more of the underlying stock's upside potential while avoiding at least 50% of the downside risk if the stock price falls.(9)

For example, we think the prospects for International Rectifier are very bright. Anything that uses electricity--be it a computer, a refrigerator, a washer/dryer or a light bulb--is probably doing so inefficiently. International Rectifier makes power semiconductor chips that help electrical devices operate more efficiently, thus conserving energy. The company has strong management, has been operating for more than 60 years and it has a near monopoly on this type of technology.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS AND JASON A. VOSS, PORTFOLIO MANAGERS - CONTINUED

Another company that we remain enthusiastic about is Quanta Services. While we regret that we did not take our profits last year once the stock reached our target price and the shares have since sold off, we continue to like this well-managed business. Quanta Services is an outsourcing company that installs equipment for utility, cable and telecommunications companies, and it is the dominant national player in that outsourcing business. We think it is an excellent "backdoor" way to participate in all three of these growing industries without having direct exposure to the their inherent price volatility.

Q. What is your outlook for convertibles?

A. We generally expect a more favorable climate for convertibles this year. While there appears to be no pressure to raise interest rates at least in the foreseeable future, we would be surprised if interest rates are as low a year from now as they are today-- particularly if the economy begins to recover as it is likely to do. A strengthening economy should lead to higher interest rates--making the underlying equity values, not the bond values, the driving force in the convertibles market. This should be an attractive environment for the Fund because our approach tends to be more equity sensitive.

Jason and I also think that, in many cases, the quality management teams are now more obvious than they were before when all companies seemed to rise on the same tide. These are the management teams that withstood the challenges of the last two years, made their numbers and delivered consistent results. At the same time, the economy is still in recession. There may be more bad news coming and we know that it is unlikely that we will see it all in advance. However, we can assure you that we will make every effort to recognize our mistakes earlier, deal with them more proactively and ensure that our portfolio companies are capable of successfully navigating through these uncertain times.(1)

DAVIS GOVERNMENT BOND FUND

PERFORMANCE OVERVIEW

The Davis Government Bond Fund's Class A shares provided a total return on net asset value of 6.27% for the one-year period ended December 31, 2001.(2) The Fund's benchmark, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index, returned 8.16% over the same time period.(3)

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER

Q. What key factors influenced the performance of the bond market in 2001?

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER - CONTINUED

A. Bonds outperformed stocks for the second consecutive year, with U.S. Treasuries up 6.7% and government agency securities and mortgage securities both up 8.2%. Despite these strong returns, the fixed-income market was extremely volatile in 2001. The market rallied throughout most of the year as the economy faltered and inflation eased. Then, later in the year, interest rates spiked up and bond prices fell amid signs that an economic rebound may be around the corner. Investors became concerned that the Federal Reserve, which cut interest rates 11 times in 2001, would change course and increase rates again to guard against a surge in inflation. This uncertainty and volatility have continued as investors debate how strong the recovery will be and what the course of inflation will be. A slower recovery with contained inflation would make it less likely that the Fed would move quickly to begin raising interest rates.

Q. How did you manage the Fund in this environment?

A. The best performance last year was in the shorter end of the bond market where yields dropped further and prices rose higher than in the longer end. However, the Fund pursues more of a buy and hold strategy. That is, we strive to maintain a steady intermediate-term focus and do not shift duration dramatically to capitalize on expected interest rate trends. At the end of 2001, the weighted average maturity of the portfolio was 5.95 years and its weighted average duration was 4.04 years.

The Fund also maintained its overall strategy of owning agencies in the shorter end of the market (five years or less) and Treasuries in the longer end (10 years or more), along with a mix of mortgages with different coupons.(6) One tactic during the year was to take profits as the maturities of agency positions shortened (i.e., three-year agency securities became two-year securities) and their yield spreads above Treasuries accordingly began to decline. The proceeds from these sales were then reinvested in agencies with longer maturities (i.e., five-year agencies). At the end of the year the Fund was invested 53% in mortgages, 35% in agencies, 9% in Treasuries and 3% in cash.

Q. What is your overall strategy for managing the Fund going forward?

A. The Fund combines fundamental research with a disciplined program of risk control and duration management to seek above-market returns over the long term. Unlike many government bond funds, we do not invest in riskier corporate paper and we restrict our universe of allowable investments exclusively to the government market. In consistently maintaining an intermediate portfolio duration, we emphasize undervalued sectors of the market that offer superior potential returns.

We continuously analyze how interest rates, movements in various market sectors and the economy as a whole could impact the types of debt instruments we target. We then buy securities based on their price, coupon and yield spreads relative to other securities. We include Treasuries for their impeccable credit quality and buy government mortgage-backed and agency-backed securities when they offer adequate premiums to compensate for the additional risk. To properly position the portfolio along the yield curve, we assess both the short-term and long-term interest rate environment.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER - CONTINUED

Through this investment approach, the Fund seeks to create a strong foundation for any long-term investment portfolio--offering potentially higher monthly income than most short-term investments as well as an excellent means of balancing equity holdings.(1)

-----------------------------

This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of the Davis Series Funds, which contains more information about risks, charges and expenses. Please read the prospectus carefully before investing or sending money.

(1) Davis Funds investment professionals make candid statements and observations regarding individual companies, economic conditions, and market conditions. However, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Davis Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.

Davis Growth Opportunity Fund invests in companies with small and medium market capitalizations and it may be subject to greater risks than a fund that invests primarily in large capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.

Davis Real Estate Fund is allowed under its charter to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the Fund's investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

Davis Convertible Securities Fund concentrates its investments in convertible securities, which have characteristics of both equity and debt securities and present the risks of both common stock ownership and bond ownership. The Fund may invest up to 35% of its net assets in debt securities with low ratings, known as "high-yield, high-risk debt securities."

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for Class A shares for the periods ending December 31, 2001. Returns for other classes of shares will vary from the following returns.

(without a 4.75% sales charge taken into consideration)

     -------------------------------------------------------------------------------------------
     FUND NAME                         1 YEAR      5 YEARS     10 YEARS    INCEPTION
     -------------------------------------------------------------------------------------------
     Davis Financial                   (9.15)%     14.46%      18.91%      19.96% - 05/01/91
     -------------------------------------------------------------------------------------------
     Davis Growth Opportunity*         (8.06)%     11.98%      N/A         16.65% - 12/01/94
     -------------------------------------------------------------------------------------------
     Davis Real Estate                 5.66%       5.35%       N/A         10.77% - 01/03/94
     -------------------------------------------------------------------------------------------
     Davis Convertible Securities      (7.56)%     5.50%       N/A         10.60% - 05/01/92
     -------------------------------------------------------------------------------------------
     Davis Government Bond             6.27%       5.26%       N/A         5.85% - 12/01/94
     -------------------------------------------------------------------------------------------

(with a 4.75% sales charge taken into consideration)

     -------------------------------------------------------------------------------------------
     FUND NAME                         1 YEAR      5 YEARS     10 YEARS    INCEPTION
     -------------------------------------------------------------------------------------------
     Davis Financial                   (13.46)%    13.35%      18.34%      19.41% - 05/01/91
     -------------------------------------------------------------------------------------------
     Davis Growth Opportunity*         (12.44)%    10.90%      N/A         15.85% - 12/01/94
     -------------------------------------------------------------------------------------------
     Davis Real Estate                 0.64%       4.33%       N/A         10.10% - 01/03/94
     -------------------------------------------------------------------------------------------
     Davis Convertible Securities      (11.93)%    4.48%       N/A         10.04% - 05/01/92
     -------------------------------------------------------------------------------------------
     Davis Government Bond             1.21%       4.23%       N/A         5.13% - 12/01/94
     -------------------------------------------------------------------------------------------

Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.

* Favorable investments in initial public offerings (IPOs) have helped produce short-term returns in some periods that are not typical and may not continue in the future.

(3) The definitions of indices and averages quoted in this report appear below. Investments cannot be made directly in either the indices or averages.

I. The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

II. Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is capitalization-weighted. The beginning date was January 1, 1978, and the Index is rebalanced monthly and returns are calculated on a buy and hold basis.

III. Lipper Analytical Services' investment performance, rankings and comparisons are based on total returns unadjusted for commissions.

IV. The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is a recognized unmanaged index of U.S. Government Securities performance.

(4)  Source: Morningstar Mutual Fund Reports, June 20, 2001.

(5) Davis Financial Fund's after-tax performance for periods ended December 31, 2001:

(with a 4.75% sales charge taken into consideration)

------------------------------------------------------------------------------------
                                            One Year      Five Years       10 Years
------------------------------------------------------------------------------------
Return before taxes(a)                      (13.46%)        13.35%          18.34%
------------------------------------------------------------------------------------
Return after taxes on distributions(b)      (13.46%)        12.98%          16.91%
------------------------------------------------------------------------------------
Return after taxes on distributions and
       sale of fund shares(c)                (8.20%)        11.10%          15.27%
------------------------------------------------------------------------------------

(without a sales charge or taxes taken into consideration)

------------------------------------------------------------------------------------
                                           One Year       Five Years       10 Years
------------------------------------------------------------------------------------
DFF Class A Shares                          (9.15%)         14.46%          18.91%
------------------------------------------------------------------------------------
S&P 500(R)Index                            (11.89%)         10.70%          12.94%
------------------------------------------------------------------------------------

After December 31, 2001, this report must be accompanied by a supplement that includes performance as of the most recent calendar quarter. Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.

(a) "Return Before Taxes" assumes reinvestment of dividends and capital gain distributions.
(b) "Return After Taxes on Distributions" shows the fund's annualized after-tax total return for the time period specified.
(c) "Return After Taxes on Distributions and Sale of Fund Shares" shows the fund's annualized after-tax total return for the time period specified plus the tax effect of selling your shares at the end of the period.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

To determine the after-tax return and after-tax return with shares sold, distributions are treated as taxed at the maximum tax rate in effect at the time they were paid with the balance reinvested. These rates are currently 39.1% for income and short-term capital gains distributions. Long-term capital gains currently are taxed at a 20% rate. The tax rate is applied to distributions prior to reinvestment and the after-tax portion is reinvested in the fund. State and local taxes are ignored.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

If you own the Fund in a tax-deferred account such as an IRA or a 401(k), the after tax information does not apply to you. Your actual after-tax returns depend on your tax situation and will differ from those shown. After tax returns reflect past tax effects and are not predictive of future tax effects.

(6) See each Fund's Schedule of Investments for a detailed list of portfolio holdings.

(7)  Source: Morningstar Mutual Fund Reports, July 2, 2001.

(8)  Source: Morningstar Mutual Fund Reports, September 6, 2001.

(9) While Davis Convertible Securities Fund seeks convertible securities meeting the 80%/50% rule, there can be no assurance that the convertible securities that the Fund purchases will actually perform in line with our expectations. There can be no assurance that convertible securities will increase in value when the underlying common stocks increase in value, or that they will provide downside protection when the underlying common stocks decline in value.

Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS SERIES, INC.
DAVIS  GROWTH OPPORTUNITY FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2001

================================================================================

[GRAPHIC OMITTED]

PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
--------------------------------------

Common Stocks ....................................... 90.9%
Short Term Investments, Other Assets & Liabilities ..  6.8%
Corporate Bonds .....................................  2.3%

[GRAPHIC OMITTED]

SECTOR WEIGHTINGS (% OF LONG TERM PORTFOLIO)
--------------------------------------------

Race Tracks .........................................  3.1%
Media ............................................... 11.5%
Food/Beverage & Restaurant ..........................  2.8%
Energy ..............................................  6.2%
Electronics .........................................  7.1%
Information/Information Processing ..................  3.1%
Financial Services/Banking .......................... 11.5%
Distributors ........................................  4.5%
Insurance ...........................................  8.8%
Chemicals ...........................................  3.8%
Pharmaceutical and Health Care ...................... 11.2%
Technology ..........................................  7.0%
Telecommunications ..................................  3.2%
Retailing ...........................................  5.5%
Other ............................................... 10.7%


                                                                                                     % OF FUND
TOP 10 HOLDINGS                                SECTOR                                               NET ASSETS
--------------------------------------------------------------------------------------------------------------
Aramark Corp., Class B                         Distributors                                              4.18%
Transatlantic Holdings, Inc.                   Reinsurance                                               3.77%
Apogent Technologies Inc.                      Medical Instruments                                       3.77%
Sigma-Aldrich Corp.                            Chemicals                                                 3.55%
Golden West Financial Corp.                    Banks and Savings & Loan Associations                     3.11%
Symantec Corp.                                 Technology                                                3.06%
Stilwell Financial, Inc.                       Investment Firms                                          2.83%
Kinder Morgan, Inc.                            Energy                                                    2.70%
WPP Group PLC                                  Media                                                     2.68%
Eli Lilly and Co.                              Pharmaceutical & Health Care                              2.67%

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
PORTFOLIO ACTIVITY JANUARY 1, 2001 THROUGH DECEMBER 31, 2001

================================================================================

NEW POSITIONS ADDED (1/1/01-12/31/01)

(Highlighted positions are those greater than 1.99% of 12/31/01 total net assets)

                                                                                  DATE OF 1ST   % OF 12/31/01
SECURITY                                         SECTOR                           PURCHASE     FUND NET ASSETS
--------------------------------------------------------------------------------------------------------------
Agere Systems Inc., Class A                      Electronics                      04/10/01             0.97%
Amazon.com, Inc., Sr. Notes, 0%/10%, 5/1/08      Retailing                        08/13/01             2.28%
Amazon.com, Inc.                                 Retailing                        04/25/01             0.39%
Anthem, Inc.                                     Pharmaceutical & Health Care     10/29/01             1.56%
Applied Materials, Inc.                          Electronics                      08/22/01             1.65%
Aramark Corp., Class B                           Distributors                     12/10/01             4.18%
Belo Corp., Class A                              Media                            05/22/01             2.47%
Duane Reade Inc.                                 Retailing                        09/17/01             1.33%
Eli Lilly and Co.                                Pharmaceutical & Health Care     01/30/01             2.67%
Enron Corp.                                      Energy                           10/23/01              -
Entravision Communications Corp., Class A        Media                            04/06/01             0.96%
EOG Resources, Inc.                              Energy                           05/04/01             1.42%
Equifax Inc.                                     Information/Information
                                                    Processing                    12/20/01             1.54%
E.W. Scripps Co., Class A                        Media                            05/22/01             1.09%
Hearst-Argyle Television, Inc.                   Media                            05/22/01             1.11%
Hynix Semiconductor Inc. GDR                     Electronics                      06/15/01              -
IDT Corp.                                        Telecommunications               05/15/01             0.57%
Kinder Morgan, Inc.                              Energy                           01/10/01             2.70%
KPMG Consulting, Inc.                            Consulting Services              02/07/01             0.97%
Lagardere S.C.A.                                 Media                            12/03/01             1.38%
Merck & Co., Inc.                                Pharmaceutical & Health Care     06/14/01             1.91%
NetScreen Technologies Inc.                      Technology                       12/11/01              -
Panamerican Beverages, Inc., Class A             Food/Beverage & Restaurant       11/05/01             1.75%
Phillips Petroleum Co.                           Energy                           05/04/01             1.61%
RadioShack Corp.                                 Retailing                        04/17/01              -
Riverstone Networks, Inc.                        Technology                       02/15/01              -
Rockwell International Corp.                     Industrial                       05/22/01             0.65%
ServiceMaster Co.                                Commercial Services              12/05/01             1.51%
Sigma-Aldrich Corp.                              Chemicals                        07/06/01             3.55%
Speedway Motorsports, Inc.                       Race Tracks                      05/09/01             2.08%
Tellium, Inc.                                    Technology                       05/17/01              -
Trans World Entertainment Corp.                  Retailing                        03/23/01             1.11%
TV Azteca, S.A. de C.V., ADR                     Media                            12/05/01             1.01%

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
PORTFOLIO ACTIVITY JANUARY 1, 2001 THROUGH DECEMBER 31, 2001

================================================================================

POSITIONS CLOSED (1/1/01-12/31/01)

(Gains and losses greater than $1,000,000 are highlighted)

                                                                                  DATE OF
SECURITY                                         SECTOR                           FINAL SALE     GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                         Pharmaceutical & Health Care     12/14/01       $    28,256
Capital One Financial Corp.                      Financial Services               10/25/01           188,022
Comcast Corp., Class A                           Telecommunications               06/15/01           102,970
Cox Communications, Inc., Class A                Telecommunications               08/22/01           391,007
Dow Jones & Co., Inc.                            Publishing                       05/22/01           211,408
Enron Corp.                                      Energy                           10/30/01          (726,072)
Fannie Mae                                       Financial Services               03/19/01         1,182,413
Genzyme Corp.                                    Pharmaceutical & Health Care     04/10/01         2,111,982
Hynix Semiconductor Inc. GDR                     Electronics                      09/18/01        (1,239,170)
Hyseq, Inc.                                      Pharmaceutical & Health Care     05/21/01          (932,930)
Lucent Technologies Inc.                         Telecommunications               04/10/01        (4,712,697)
Masco Corp.                                      Building Materials               03/22/01          (546,404)
Motorola, Inc.                                   Telecommunications               03/05/01        (1,922,634)
NCR Corp.                                        Computer Networking Systems      10/29/01           472,347
NetScreen Technologies Inc.                      Technology                       12/12/01            26,045
Novell, Inc.                                     Technology                       04/10/01        (4,567,185)
Progressive Corp. (Ohio)                         Property/Casualty Insurance      03/23/01          (610,652)
RadioShack Corp.                                 Retailing                        05/22/01           237,651
Riverstone Networks, Inc.                        Technology                       08/07/01           658,189
Rockwell Collins, Inc.                           Aerospace/Defense                09/07/01          (655,391)
Sea Containers Ltd., Class A                     Transportation                   05/22/01          (687,584)
Six Flags, Inc.                                  Resorts/Theme Parks              03/19/01          (913,379)
Sybron Dental Specialties, Inc.                  Pharmaceutical & Health Care     02/16/01           515,723
Tellium, Inc.                                    Technology                       05/17/01            70,093
Tribune Co.                                      Publishing                       05/22/01           559,936
TyCom, Ltd.                                      Telecommunications               12/12/01        (1,212,348)
Zimmer Holdings, Inc.                            Medical Products                 10/15/01            30,146

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GROWTH OPPORTUNITY FUND CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
  Average Annual Total Return for the Periods ended December 31, 2001.

 ---------------------------------------------------
 CLASS A SHARES
 (This calculation includes an initial sales charge of 4 3/4%.)

 One Year ................................  (12.44)%
 Five Year................................   10.90%
 Life of Class (December 1, 1994
     through December 31, 2001)...........   15.85%
 ---------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Growth Opportunity Fund ("DGOF-A") on December 1, 1994 (inception of class) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 2001 the value of your investment would have grown to $28,381 - a 183.81% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.
[GRAPHIC OMITTED]

                      S&P 500          DGOF-A
12/1/94                 $10,000             $9,523
   1994                 $10,305             $9,259
   1995                 $14,164            $13,578
   1996                 $17,407            $16,121
   1997                 $23,206            $20,587
   1998                 $29,825            $21,064
   1999                 $36,092            $27,689
   2000                 $32,805            $30,871
   2001                 $28,923            $28,381

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Growth Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GROWTH OPPORTUNITY FUND CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
  Average Annual Total Return for the Periods ended December 31, 2001.

 ---------------------------------------------------
 CLASS B SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year ................................(12.49)%
 Five Year................................ 10.88%
 Ten Years................................ 11.11%
 ---------------------------------------------------

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Growth Opportunity Fund ("DGOF-B") on December 31, 1991. As the chart shows, by December 31, 2001 the value of your investment would have grown to $28,688 - a 186.88% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

[GRAPHIC OMITTED]

                      S&P 500          DGOF-B
12/31/91                 10,000.00         $10,000
12/31/92                 10,761.00          $9,713
12/31/93                 11,841.00         $10,796
12/31/94                 12,001.00          $9,888
12/31/95                 16,495.00         $14,381
12/31/96                 20,273.00         $16,949
12/31/97                 27,026.00         $21,495
12/31/98                 34,735.00         $21,841
12/31/99                 42,034.00         $28,486
12/31/00                 38,205.00         $31,496
12/31/01                 33,684.00         $28,688

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Growth Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GROWTH OPPORTUNITY FUND CLASS C SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
  Average Annual Total Return for the Periods ended December 31, 2001.

 ---------------------------------------------------
 CLASS C SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year ................................ (9.79)%
 Life of Class (August 15, 1997
     through December 31, 2001)...........  5.33%
 ---------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Growth Opportunity Fund ("DGOF-C") on August 15, 1997 (inception of class). As the chart shows, by December 31, 2001 the value of your investment would have grown to $12,552 - a 25.52% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

[GRAPHIC OMITTED]

                      S&P 500          DGOF-C
 8/15/97                  $10,000          $10,000
12/31/97                  $10,863           $9,434
12/31/98                  $13,961           $9,574
12/31/99                  $16,895          $12,477
12/31/00                  $15,356          $13,778
12/31/01                  $13,539          $12,552

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Growth Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GROWTH OPPORTUNITY FUND CLASS Y SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
  Average Annual Total Return for the Periods ended December 31, 2001.

 ----------------------------------------------------------
 CLASS Y SHARES

 (There is no sales charge applicable to this calculation.)

 One Year ................................ (7.81)%
 Life of Class (September 18, 1997
     through December 31, 2001)...........  5.13%
 ----------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Growth Opportunity Fund ("DGOF-Y") on September 18, 1997 (inception of class). As the chart shows, by December 31, 2001 the value of your investment would have grown to $12,393 - a 23.93% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

[GRAPHIC OMITTED]

                      S&P 500          DGOF-Y
 9/18/97                  $10,000           $10,000
12/31/97                  $10,330            $8,902
12/31/98                  $13,276            $9,096
12/31/99                  $16,066           $12,021
12/31/00                  $14,603           $13,443
12/31/01                  $12,875           $12,393


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Growth Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS  FINANCIAL FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2001

================================================================================

[GRAPHIC OMITTED]

PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------

Other Assets & Liabilities ..... (0.3)%
Common Stocks .................  100.3%

[GRAPHIC OMITTED]

SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
---------------------------------------

Diversified Manufacturing .........  6.3%
Banking ...........................  9.6%
Data Processing ...................  2.5%
Insurance ......................... 35.1%
Retailing .........................  3.0%
Industrial ........................  2.7%
Financial Services ................ 31.4%
Other .............................  3.8%
Consumer Products .................  5.6%

                                                                                                     % OF FUND
TOP 10 HOLDINGS                                SECTOR                                               NET ASSETS
--------------------------------------------------------------------------------------------------------------
Transatlantic Holdings, Inc.                   Reinsurance                                               8.77%
American Express Co.                           Financial Services                                        6.92%
Tyco International Ltd.                        Diversified Manufacturing                                 6.31%
Moody's Corp.                                  Financial Services                                        5.72%
Philip Morris Cos. Inc.                        Consumer Products                                         5.65%
Household International, Inc.                  Financial Services                                        5.08%
Julius Baer Holding Ltd., Class B              Banks and Savings & Loan Associations                     4.98%
Loews Corp.                                    Multi-Line Insurance                                      4.14%
Berkshire Hathaway Inc., Class A               Reinsurance                                               3.81%
Citigroup Inc.                                 Financial Services                                        3.63%

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
PORTFOLIO ACTIVITY JANUARY 1, 2001 THROUGH DECEMBER 31, 2001

================================================================================

NEW POSITIONS ADDED (1/1/01-12/31/01)

(Highlighted positions are those greater than 1.99% of 12/31/01 total net assets)

                                                                                DATE OF 1ST       % OF 12/31/01
SECURITY                                       SECTOR                           PURCHASE          FUND NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Anthem, Inc.                                   Pharmaceutical and Health Care   10/29/01                      -
AON Corp.                                      Insurance Brokers                05/25/01                   3.58%
Dentsu Inc.                                    Advertising Agencies             11/20/01                   0.01%
Julius Baer Holding Ltd., Class B              Banks and Savings & Loan
                                                   Associations                 03/20/01                   4.98%
KPMG Consulting, Inc.                          Consulting Services              02/07/01                      -
Principal Financial Group, Inc.                Life Insurance                   10/22/01                   2.23%
Prudential Financial, Inc.                     Multi-Line Insurance             12/12/01                      -


POSITIONS CLOSED (1/1/01-12/31/01)

(Gains and losses greater than $5,000,000 are highlighted)

                                                                                DATE OF FINAL
SECURITY                                       SECTOR                           SALE                    GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------------
Anthem, Inc.                                   Pharmaceutical and Health Care   10/30/01               $  1,538,414
Bank of New York Co., Inc.                     Banks and Savings & Loan
                                                   Associations                 03/26/01                  8,538,757
Capital One Financial Corp.                    Financial Services               10/25/01                  6,536,264
KPMG Consulting, Inc.                          Consulting Services              12/31/01                 (1,106,638)
Masco Corp.                                    Building Materials               03/21/01                  1,550,117
Progressive Corp. (Ohio)                       Property/Casualty Insurance      04/19/01                  5,012,683
Prudential Financial, Inc.                     Multi-Line Insurance             12/13/01                    367,132
Tellabs, Inc.                                  Telecommunications               11/14/01                (52,993,203)
TyCom, Ltd.                                    Telecommunications               10/25/01                 (8,744,253)
Wells Fargo & Co.                              Banks and Savings & Loan
                                                   Associations                 07/26/01                  9,092,572

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2001.

 --------------------------------------------------
 CLASS A SHARES
 (This calculation includes an initial sales charge of 4 3/4%.)

 One Year ................................(13.46)%
 Five Year................................ 13.35%
 Ten Year................................. 18.34%
 --------------------------------------------------

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Financial Fund ("DFF-A") on December 31, 1991 and paid a 4 3/4% sales charge. As the chart shows, by December 31, 2001 the value of your investment would have grown to $53,852 - a 438.52% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $33,684 - a 236.84% increase.

[GRAPHIC OMITTED]

                      S&P 500          DFF-A
12/31/91                  $10,000          $9,527
12/31/92                  $10,761         $12,632
12/31/93                  $11,841         $14,511
12/31/94                  $12,001         $13,851
12/31/95                  $16,495         $20,847
12/31/96                  $20,273         $27,413
12/31/97                  $27,026         $39,620
12/31/98                  $34,735         $45,235
12/31/99                  $42,034         $44,850
12/31/00                  $38,205         $59,273
12/31/01                  $33,684         $53,852

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2001.

 ---------------------------------------------------
 CLASS B SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year ................................(13.53)%
 Five Year ............................... 13.23%
 Life of Class (December 27, 1994
     through December 31, 2001)........... 20.14%
 ---------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Financial Fund ("DFF-B") on December 27, 1994 (inception of class). As the chart shows, by December 31, 2001 the value of your investment would have grown to $36,184 - a 261.84% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $28,075 - a 180.75% increase.

[GRAPHIC OMITTED]

                      S&P 500          DFF-B
12/27/94                  $10,000         $10,000
12/31/94                  $10,003          $9,910
12/31/95                  $13,749         $14,766
12/31/96                  $16,897         $19,238
12/31/97                  $22,526         $27,559
12/31/98                  $28,951         $31,199
12/31/99                  $35,035         $30,667
12/31/00                  $31,844         $40,172
12/31/01                  $28,075         $36,184


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS C SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2001.

 -----------------------------------------------------
 CLASS C SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year ................................(10.84)%
 Life of Class (August 12, 1997
     through December 31, 2001)...........  8.63%
 -----------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Financial Fund ("DFF-C") on August 12, 1997 (inception of class). As the chart shows, by December 31, 2001 the value of your investment would have grown to $14,384 - a 43.84% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $13,163 - a 31.63% increase.

[GRAPHIC OMITTED]

                      S&P 500          DFF-C
 8/12/97                  $10,000         $10,000
12/31/97                  $10,562         $10,946
12/31/98                  $13,574         $12,397
12/31/99                  $16,426         $12,189
12/31/00                  $14,930         $15,972
12/31/01                  $13,163         $14,384


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS Y SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2001.

 ----------------------------------------------------------
 CLASS Y SHARES
 (There is no sales charge applicable to this calculation.)

 One Year ................................ (9.00)%
 Life of Class (March 10, 1997
     through December 31, 2001)........... 12.54%
 ----------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Financial Fund ("DFF-Y") on March 10, 1997 (inception of class). As the chart shows, by December 31, 2001 the value of your investment would have grown to $17,649 - a 76.49% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $15,127 - a 51.27% increase.

[GRAPHIC OMITTED]

                      S&P 500          DFF-Y
 3/10/97                  $10,000          $10,000
12/31/97                  $12,137          $12,866
12/31/98                  $15,598          $14,741
12/31/99                  $18,876          $14,646
12/31/00                  $17,157          $19,394
12/31/01                  $15,127          $17,649


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2001

================================================================================

[GRAPHIC OMITTED]

PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
--------------------------------------

Short Term Investments, Other Assets & Liabilities .....  8.9%
Common Stocks .......................................... 26.0%
Preferred Stocks ....................................... 35.4%
Bonds .................................................. 29.7%

[GRAPHIC OMITTED]

SECTOR WEIGHTINGS (% OF LONG TERM PORTFOLIO)
--------------------------------------------

Insurance ..........................  3.7%
Other ..............................  4.9%
Electronics ........................  5.8%
Energy ............................. 10.2%
Transportation .....................  3.6%
Financial Services ................. 11.8%
Industrial .........................  5.0%
Resorts/Theme Parks ................  3.3%
Real Estate ........................ 33.1%
Retailing ..........................  6.7%
Media ..............................  4.2%
Technology .........................  7.7%


                                                                                                     % OF FUND
TOP 10 HOLDINGS                                                       SECTOR                        NET ASSETS
--------------------------------------------------------------------------------------------------------------
General Growth Properties, 7.25%, 07/15/08, Cum. Conv. Pfd.           Diversified (REITS)                5.86%
EOP Operating LP, Ser. 144A Conv. Notes, 7.25%, 11/15/08              Real Estate Development            5.60%
Vornado Realty Trust                                                  Diversified (REITS)                5.58%
Kerr-McGee Corp. (Convertible into Devon Energy),
        5.50%, 08/02/04, Conv. Pfd.                                   Energy                             5.57%
Exchangeable Certificate Corp. (Convertible into
        American Express), Ser. 144A, 0.625%, 03/02/05                Financial Services                 5.36%
Sealed Air Corp., $2.00, 04/01/18, Ser. A Cum. Conv. Pfd.             Industrial                         4.57%
SL Green Realty Corp., 8.00%, 04/15/08, Cum. Conv. Pfd.               Office/Industrial (REITS)          4.25%
Citigroup Inc.                                                        Diversified Financial Services     4.24%
American International Group, Inc., Conv. Notes, 0.50%, 05/15/07      Insurance                          3.34%
Reckson Assoc. Realty, 7.625%, Ser. A Cum. Conv. Pfd.                 Office/Industrial (REITS)          3.03%

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
PORTFOLIO ACTIVITY JANUARY 1, 2001 THROUGH DECEMBER 31, 2001

================================================================================

NEW POSITIONS ADDED (1/1/01-12/31/01)
(Highlighted Positions are those greater than 0.99% of 12/31/01 total net assets)

                                                                                  DATE OF 1ST   % OF 12/31/01
SECURITY                                               SECTOR                     PURCHASE     FUND NET ASSETS
--------------------------------------------------------------------------------------------------------------
AES Corp.                                              Energy                     09/26/01              0.46%
AES Trust III, 6.75%, 10/15/29, Conv. Pfd.             Energy                     03/16/01              1.93%
Amazon.com, Inc., Conv. Sub. Deb., 4.75%, 02/01/09     Retailing                  08/02/01                -
J. C. Penney Co., Inc., Ser. 144A Conv. Sub.
   Notes, 5.00%, 10/15/08                              Retailing                  10/09/01              1.25%
International Rectifier Corp.                          Electronics                07/27/01                -
Liberty Media Corp., Ser. 144A Conv. Notes,
   3.50%, 01/15/31                                     Broadcasting               01/04/01                -
Quanta Services, Inc.                                  Commercial Services        03/09/01              0.37%
Quanta Services, Inc., Conv. Sub. Notes,
   4.00%, 07/01/07                                     Commercial Services        03/09/01              1.05%
School Specialty, Inc., Conv. Sub. Notes,
   6.00%, 08/01/08                                     Retailing                  12/10/01              1.46%
Six Flags, Inc., 7.25%, 08/15/09, Cum. Conv. Pfd.      Resorts/Theme Parks        01/17/01              3.03%
United Rentals, Inc.                                   Rental Equipment           05/15/01              0.60%
United Rentals Trust I, 6.50%, 08/01/28, Conv. Pfd.    Rental Equipment           05/15/01              0.62%


POSITIONS CLOSED (1/1/01-12/31/01)
(Gains and losses greater than $500,000 are highlighted)

                                                                                   DATE OF
SECURITY                                                SECTOR                     FINAL SALE    GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------
Agilent Technologies Inc.                               Electronics                10/08/01    $     (241,754)
American Tower Corp., Ser. 144A, Conv.
   Notes, 6.25%, 10/15/09                               Telecommunications         11/06/01        (2,402,250)
Amazon.com, Inc., Conv. Sub. Deb., 4.75%, 02/01/09      Retailing                  12/06/01           (36,684)
Bell Atlantic Financial Services (Convertible into
   New Zealand Telecom), Ser. 144A, 5.75%, 04/01/03     Telecommunications         03/12/01           (99,625)
Cincinnati Financial Corp.                              Property/Casualty
                                                           Insurance               06/11/01         1,478,845
Crown Castle International Corp.                        Telecommunications         12/04/01          (131,235)
Crown Castle International Corp., 6.25%
   08/15/12, Conv. Pfd.                                 Telecommunications         11/01/01        (2,413,273)
Florida West Airlines, Inc.                             Transportation             02/06/01           (10,630)
Intel Corp.                                             Technology                 10/08/01           208,921
International Rectifier Corp.                           Electronics                11/07/01            81,208
Kmart Financing I, 7.75%, 06/15/16, Conv. Pfd.          Retailing                  12/06/01          (947,818)
Liberty Media Corp., Ser. 144A Conv. Notes,
   3.50%, 01/15/31                                      Broadcasting               06/29/01          (335,019)

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
PORTFOLIO ACTIVITY JANUARY 1, 2001 THROUGH DECEMBER 31, 2001

================================================================================

POSITIONS CLOSED (1/1/01-12/31/01) - CONTINUED
(Gains and losses greater than $500,000 are highlighted)

                                                                                   DATE OF
SECURITY                                                SECTOR                     FINAL SALE    GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------
Motorola, Inc.                                          Telecommunications         01/18/01    $      302,085
Motorola, Inc., Conv. Sub. Deb., Zero Cpn, 09/27/13     Telecommunications         06/29/01          (491,027)
Six Flags, Inc.                                         Resorts/Theme Parks        11/08/01        (3,236,734)
Tosco Financing Trust, 5.75%, 12/15/26,
   Conv. Pfd.                                           Energy                     02/05/01           387,298
Tosco Financing Trust, 5.75%, Ser. 144A
   Conv. Pfd.                                           Energy                     02/05/01            76,106
Union Pacific Cap. Trust, 6.25%, 04/01/28,
   Ser. 144A Cum. Conv. Pfd.                            Transportation             03/09/01            13,125

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS CONVERTIBLE SECURITIES FUND CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2001.

 -------------------------------------------------
 CLASS A SHARES
 (This calculation includes an initial sales charge of 4 3/4%.)

 One Year ..............................  (11.93)%
 Five Year .............................    4.48%
 Life of Class (May 1, 1992
    through December 31, 2001)..........   10.04%
 -------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Convertible Securities Fund ("DCSF-A") on May 1, 1992 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 2001 the value of your investment would have grown to $25,234 - a 152.34% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

[GRAPHIC OMITTED]

                      S&P 500          DCSF-A
  5/1/92                   $10,000          $9,527
12/31/92                   $10,802         $10,764
12/31/93                   $11,886         $12,621
12/31/94                   $12,047         $11,773
12/31/95                   $16,558         $14,914
12/31/96                   $20,350         $19,308
12/31/97                   $27,130         $24,846
12/31/98                   $34,867         $24,400
12/31/99                   $42,194         $27,565
12/31/00                   $38,351         $27,297
12/31/01                   $33,813         $25,234


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS CONVERTIBLE SECURITIES FUND CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2001.

 -----------------------------------------------------
 CLASS B SHARES
  (This calculation includes any applicable contingent deferred sales charge.)

 One Year ............................... (12.03)%
 Five Year ..............................   4.19%
 Life of Class (February 3, 1995
     through December 31, 2001)..........  10.20%
 -----------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Convertible Securities Fund ("DCSF-B") on February 3, 1995 (inception of class). As the chart shows, by December 31, 2001 the value of your investment would have grown to $19,568 - a 95.68% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

[GRAPHIC OMITTED]

                      S&P 500          DCSF-A
  2/3/95                   $10,000           $10,000
12/31/95                   $13,188           $12,233
12/31/96                   $16,208           $15,683
12/31/97                   $21,608           $19,972
12/31/98                   $27,771           $19,448
12/31/99                   $33,607           $21,783
12/31/00                   $30,546           $21,378
12/31/01                   $26,931           $19,568

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS CONVERTIBLE SECURITIES FUND CLASS C SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2001.

 --------------------------------------------------
 CLASS C SHARES
  (This calculation includes any applicable contingent deferred sales charge.)

 One Year .................................. (9.33)%
 Life of Class (August 12, 1997
     through December 31, 2001).............  1.17%
 --------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Convertible Securities Fund ("DCSF-C") on August 12, 1997 (inception of class). As the chart shows, by December 31, 2001 the value of your investment would have grown to $10,526 - a 5.26% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

[GRAPHIC OMITTED]

                      S&P 500          DCSF-C
 8/12/97                  $10,000           $10,000
12/31/97                  $10,562           $10,738
12/31/98                  $13,574           $10,457
12/31/99                  $16,426           $11,710
12/31/00                  $14,930           $11,496
12/31/01                  $13,163           $10,526

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS CONVERTIBLE SECURITIES FUND CLASS Y SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
  Average Annual Total Return for the Periods ended December 31, 2001.

 -----------------------------------------------------------
  CLASS Y SHARES
  (There is no sales charge applicable to this calculation.)

  One Year ................................(7.43)%
  Five Year................................ 5.74%
  Life of Class (November 13, 1996
    through December 31, 2001)............. 6.99%
 -----------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Convertible Securities Fund ("DCSF-Y") on November 13, 1996 (inception of class). As the chart shows, by December 31, 2001 the value of your investment would have grown to $14,144 - a 41.44% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.


[GRAPHIC OMITTED]

                      S&P 500          DCSF-Y
11/13/96                 $10,000            $10,000
12/31/96                 $10,183            $10,701
12/31/97                 $13,576            $13,782
12/31/98                 $17,448            $13,581
12/31/99                 $21,114            $15,386
12/31/00                 $19,191            $15,279
12/31/01                 $16,920            $14,144


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2001

================================================================================

[GRAPHIC OMITTED]

PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------

Short Term Investments, Other Assets & Liabilities .......  5.9%
Preferred Stocks .........................................  9.1%
Common Stocks ............................................ 85.0%

[GRAPHIC OMITTED]

SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
---------------------------------------

Residential/Commercial Building .......................  3.7%
Diversified ...........................................  5.5%
Real Estate ........................................... 79.4%
Resort/Theme Parks ....................................  1.2%
Hotels & Lodging ...................................... 10.2%




                                                                                                  % OF FUND
TOP 10 HOLDINGS                                      SECTOR                                      NET ASSETS
-----------------------------------------------------------------------------------------------------------
Equity Office Properties Trust                       Office Space (REITS)                            10.58%
Centerpoint Properties Corp.                         Industrial (REITS)                               6.84%
Starwood Hotels & Resorts Worldwide, Inc.            Hotels & Lodging                                 6.21%
Vornado Realty Trust                                 Diversified (REITS)                              5.59%
Avalonbay Communities, Inc.                          Apartments (REITS)                               5.54%
First Industrial Realty Trust, Inc.                  Industrial (REITS)                               4.38%
General Growth Properties, 7.25%, 07/15/08,
      Conv. Pfd.                                     Malls (REITS)                                    4.12%
Equity Residential Properties Trust                  Apartments (REITS)                               4.01%
Liberty Property Trust                               Diversified (REITS)                              3.93%
Duke Realty Corp.                                    Diversified (REITS)                              3.88%

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
PORTFOLIO ACTIVITY - JANUARY 1, 2001 THROUGH DECEMBER 31, 2001

================================================================================

NEW POSITIONS ADDED (1/1/01-12/31/01)
(Highlighted Positions are those greater than 1.50% of 12/31/01 total net assets)

                                                                                     DATE OF 1ST    % OF 12/31/01
SECURITY                                         SECTOR                              PURCHASE      FUND NET ASSETS
------------------------------------------------------------------------------------------------------------------
Beazer Homes USA, Inc.                           Residential/Commercial Building     08/27/01             0.19%
Centex Corp.                                     Residential/Commercial Building     08/27/01             1.03%
Essex Property Trust, Inc.                       Apartments (REITS)                  07/11/01             0.98%
First Industrial Realty Trust, Inc.              Industrial (REITS)                  08/29/01             4.38%
KB Home                                          Residential/Commercial Building     08/27/01             0.53%
Lennar Corp.                                     Residential/Commercial Building     08/27/01             0.89%
ProLogis Trust                                   Industrial (REITS)                  11/16/01             1.91%
Pulte Homes, Inc.                                Residential/Commercial Building     08/27/01             0.78%
Six Flags, Inc., 7.25%, 08/15/09, Conv. Pfd.     Resorts/Theme Parks                 11/08/01             1.15%
Starwood Hotels & Resorts Worldwide, Inc.        Hotels & Lodging                    04/09/01             6.21%
Taubman Centers, Inc.                            Malls (REITS)                       01/09/01             3.76%
TrizecHahn Corp.                                 Diversified                         05/11/01             0.97%
United Dominion Realty Trust, Inc.               Apartments (REITS)                  11/09/01             0.30%

POSITIONS CLOSED (1/1/01-12/31/01)
(Gains and losses greater than $1,500,000 are highlighted)

                                                                                     DATE OF
SECURITY                                         SECTOR                              FINAL SALE       GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------------
AMB Property Corp.                               Industrial (REITS)                  09/24/01        $   274,253
American Tower Corp., Class A                    Telecommunications                  11/06/01         (1,542,436)
Apartment Investment & Management Co.,
         Class A                                 Apartments (REITS)                  08/16/01          3,779,199
Boardwalk Equities, Inc.                         Apartments                          06/01/01         (4,478,209)
Crown Castle International Corp.                 Telecommunications                  12/04/01            (75,238)
Crown Castle International Corp., 6.25%,
      08/15/12, Conv. Pfd.                       Telecommunications                  11/09/01         (1,109,800)
Home Properties of New York, Inc.                Apartments (REITS)                  04/27/01            964,162
Post Properties, Inc.                            Apartments (REITS)                  11/05/01            (93,169)
Public Storage, Inc.                             Storage (REITS)                     09/25/01          1,781,588
Security Capital Group Inc., Class B             Diversified                         09/25/01           (499,800)
Six Flags, Inc.                                  Resorts/Theme Parks                 11/08/01        (11,073,344)
Summit Properties Inc.                           Apartments (REITS)                  03/23/01          1,035,134

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2001.

 --------------------------------------------------
 CLASS A SHARES
 (This calculation includes an initial sales charge of 4 3/4%.)

 One Year ................................  0.64%
 Five Year ...............................  4.33%
 Life of Class (January 3, 1994
     through December 31, 2001)........... 10.10%
 -------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Real Estate Fund ("DREF-A") on January 3, 1994 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 2001 the value of your investment would have grown to $21,573 - a 115.73% increase on your initial investment. For comparison, the Wilshire Real Estate Securities Index and the Standard and Poor's 500 Stock Index are also presented on the chart below.


[GRAPHIC OMITTED]

                    S&P 500          DREF-A           Wilshire Real Estate Index
  1/3/94               $10,000           $9,527                    $10,000
12/31/94               $10,158          $10,306                    $10,267
12/31/95               $13,961          $12,131                    $11,668
12/31/96               $17,158          $16,625                    $15,970
12/31/97               $22,875          $20,797                    $19,132
12/31/98               $29,399          $17,561                    $15,798
12/31/99               $35,577          $16,235                    $15,296
12/31/00               $32,336          $20,417                    $19,996
12/31/01               $28,510          $21,573                    $22,086

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2001.

 -----------------------------------------------------
 CLASS B SHARES
  (This calculation includes any applicable contingent deferred sales charge.)

 One Year .................................  0.70%
 Five Year ................................  4.10%
 Life of Class (December 27, 1994
     through December 31, 2001)............ 10.26%
 -----------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Real Estate Fund ("DREF-B") on December 27, 1994 (inception of class). As the chart shows, by December 31, 2001 the value of your investment would have grown to $19,837 - an 98.37% increase on your initial investment. For comparison, the Wilshire Real Estate Securities Index and the Standard and Poor's 500 Stock Index are also presented on the chart below.

[GRAPHIC OMITTED]

                    S&P 500          DREF-B           Wilshire Real Estate Index
12/27/94               $10,000          $10,000                    $10,000
12/31/94               $10,003          $10,089                    $10,190
12/31/95               $13,749          $11,741                    $11,581
12/31/96               $16,897          $15,968                    $15,851
12/31/97               $22,526          $19,781                    $18,989
12/31/98               $28,951          $16,375                    $15,680
12/31/99               $35,035          $15,188                    $15,180
12/31/00               $31,844          $18,946                    $19,846
12/31/01               $28,075          $19,837                    $21,920

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS C SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2001.

 -----------------------------------------------------
 CLASS C SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year ................................. 3.75%
 Life of Class (August 13, 1997
     through December 31, 2001)............ 2.51%
 -----------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Real Estate Fund ("DREF-C") on August 13, 1997 (inception of class). As the chart shows, by December 31, 2001 the value of your investment would have grown to $11,150 - a 11.50% increase on your initial investment. For comparison, the Wilshire Real Estate Securities Index and the Standard and Poor's 500 Stock Index are also presented on the chart below.


[GRAPHIC OMITTED]

                    S&P 500          DREF-C           Wilshire Real Estate Index
 8/13/97               $10,000          $10,000                    $10,000
12/31/97               $10,613          $11,112                    $11,007
12/31/98               $13,640           $9,312                     $9,089
12/31/99               $16,506           $8,535                     $8,800
12/31/00               $15,003          $10,644                    $11,504
12/31/01               $13,228          $11,150                    $12,706

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS Y SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2001.

 -----------------------------------------------------------
  CLASS Y SHARES
  (There is no sales charge applicable to this calculation.)

  One Year ................................5.95%
  Five Year ...............................5.69%
  Life of Class (November 8, 1996
    through December 31, 2001).............8.03%
 -----------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Real Estate Fund ("DREF-Y") on November 8, 1996 (inception of class). As the chart shows, by December 31, 2001 the value of your investment would have grown to $14,888 - a 48.88% increase on your initial investment. For comparison, the Wilshire Real Estate Securities Index and the Standard and Poor's 500 Stock Index are also presented on the chart below.


[GRAPHIC OMITTED]

                    S&P 500          DREF-Y           Wilshire Real Estate Index
 11/8/96               $10,000          $10,000                    $10,000
12/31/96               $10,188          $11,292                    $11,233
12/31/97               $13,582          $14,148                    $13,457
12/31/98               $17,455          $11,997                    $11,112
12/31/99               $21,123          $11,132                    $10,759
12/31/00               $19,199          $14,052                    $14,065
12/31/01               $16,927          $14,888                    $15,534

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND CLASS A SHARES AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2001.

 -------------------------------------------------
 CLASS A SHARES
 (This calculation includes an initial sales charge of 4 3/4%.)

 One Year ................................. 1.21%
 Five Year ................................ 4.23%
 Life of Class (December 1, 1994
     through December 31, 2001)............ 5.13%
 -------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Government Bond Fund ("DGBF-A") on December 1, 1994 (inception of class) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 2001 the value of your investment would have grown to $14,253 - a 42.53% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.


[GRAPHIC OMITTED]

              Lehman Index          DGBF-A
 12/1/94               $10,000           $9,522
12/31/94               $10,032           $9,539
12/31/95               $11,479          $10,666
12/31/96               $11,935          $11,029
12/31/97               $12,853          $11,902
12/31/98               $13,961          $12,653
12/31/99               $14,018          $12,213
12/31/00               $15,457          $13,411
12/31/01               $16,718          $14,253


The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND CLASS B SHARES AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2001.

 -----------------------------------------------------
 CLASS B SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year ................................  1.48%
 Five Years...............................  4.10%
 Ten Years................................  4.21%
 -----------------------------------------------------

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Government Bond Fund ("DGBF-B") on December 31, 1991. As the chart shows, by December 31, 2001 the value of your investment would have grown to $15,102 - a 51.02% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.


[GRAPHIC OMITTED]


              Lehman Index          DGBF-B
12/31/91               $10,000          $10,000
12/31/92               $10,695          $10,415
12/31/93               $11,574          $10,800
12/31/94               $11,370          $10,676
12/31/95               $13,010          $11,830
12/31/96               $13,528          $12,159
12/31/97               $14,568          $13,025
12/31/98               $15,824          $13,726
12/31/99               $15,889          $13,159
12/31/00               $17,519          $14,318
12/31/01               $18,949          $15,102

The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND CLASS C SHARES AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2001.

 ----------------------------------------------------
 CLASS C SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year .................................. 4.44%
 Life of Class (August 19, 1997
     through December 31, 2001)............. 4.12%
 ----------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Government Bond Fund ("DGBF-C") on August 19, 1997 (inception of class). As the chart shows, by December 31, 2001 the value of your investment would have grown to $11,931 - a 19.31% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.


[GRAPHIC OMITTED]


              Lehman Index          DGBF-C
 8/19/97               $10,000          $10,000
12/31/97               $10,319          $10,297
12/31/98               $11,208          $10,855
12/31/99               $11,254          $10,405
12/31/00               $12,409          $11,315
12/31/01               $13,422          $11,931

The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND CLASS Y SHARES AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2001.

 ----------------------------------------------------------
 CLASS Y SHARES
 (There is no sales charge applicable to this calculation.)
 One Year ..................................  6.54%
 Life of Class (September 1, 1998
     through December 31, 2001).............  4.53%
 ----------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Government Bond Fund ("DGBF-Y") on September 1, 1998 (inception of class). As the chart shows, by December 31, 2001 the value of your investment would have been $11,589 - an 15.89% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.


[GRAPHIC OMITTED]


              Lehman Index          DGBF-Y
  9/1/98               $10,000          $10,000
12/31/98               $10,266          $10,159
12/31/99               $10,308           $9,881
12/31/00               $11,366          $10,878
12/31/01               $12,293          $11,589


The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2001
DAVIS GROWTH OPPORTUNITY FUND

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - (90.85%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (4.06%)

        50,000  Bank One Corp. ................................................................  $   1,952,500
       109,000  Golden West Financial Corp. ...................................................      6,414,650
                                                                                                 -------------
                                                                                                     8,367,150
                                                                                                 -------------
   BUILDING MATERIALS - (0.90%)
        40,000  Martin Marietta Materials, Inc. ...............................................      1,864,000
                                                                                                 -------------
   CHEMICALS - (3.55%)
       186,000  Sigma-Aldrich Corp. ...........................................................      7,327,470
                                                                                                 -------------
   COMMERCIAL SERVICES - (1.51%)
       225,000  ServiceMaster Co. .............................................................      3,105,000
                                                                                                 -------------
   CONSULTING SERVICES - (0.97%)
       120,000  KPMG Consulting, Inc.*.........................................................      1,995,000
                                                                                                 -------------
   CONSUMER PRODUCTS - (2.49%)
       100,000  Wm. Wrigley Jr. Co. ...........................................................      5,137,000
                                                                                                 -------------
   DISTRIBUTORS - (4.18%)
       320,000  Aramark Corp., Class B*........................................................      8,608,000
                                                                                                 -------------
   ELECTRONICS - (6.58%)
       350,000  Agere Systems Inc., Class A*...................................................      1,991,500
       120,000  Agilent Technologies, Inc.*....................................................      3,421,200
        84,900  Applied Materials, Inc.*.......................................................      3,404,914
       117,647  LogicVision, Inc.*(c)..........................................................        720,000
        40,000  Molex Inc. ....................................................................      1,238,200
        19,000  Novellus Systems, Inc.*........................................................        750,025
       242,200  Taiwan Semiconductor Manufacturing Co. Ltd.*...................................        606,420
        84,000  Taiwan Semiconductor Manufacturing Co. Ltd. ADR*...............................      1,442,280
                                                                                                 -------------
                                                                                                    13,574,539
                                                                                                 -------------
   ENERGY - (5.73%)
        75,000  EOG Resources, Inc. ...........................................................      2,933,250
       100,000  Kinder Morgan, Inc. ...........................................................      5,569,000
        55,000  Phillips Petroleum Co. ........................................................      3,314,300
                                                                                                 -------------
                                                                                                    11,816,550
                                                                                                 -------------
   FINANCIAL SERVICES - (3.83%)
        47,500  Dun & Bradstreet Corp.*........................................................      1,676,750
        36,000  Household International, Inc. .................................................      2,085,840
        95,000  Moody's Corp. .................................................................      3,786,700
       100,000  Providian Financial Corp. .....................................................        355,000
                                                                                                 -------------
                                                                                                     7,904,290
                                                                                                 -------------
   FOOD/BEVERAGE & RESTAURANT - (2.65%)
        40,000  Diageo PLC, ADR................................................................      1,850,800
       243,200  Panamerican Beverages, Inc., Class A...........................................      3,613,952
                                                                                                 -------------
                                                                                                     5,464,752
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2001
DAVIS GROWTH OPPORTUNITY FUND - CONTINUED

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   HOTELS & MOTELS - (1.58%)
        80,000  Marriott International, Inc., Class A..........................................  $   3,252,000
   INDUSTRIAL - (2.63%)
        75,000  Rockwell International Corp. ..................................................      1,339,500
       100,000  Sealed Air Corp.*..............................................................      4,082,000
                                                                                                 -------------
                                                                                                     5,421,500
                                                                                                 -------------
   INFORMATION/INFORMATION PROCESSING - (2.87%)
       131,700  Equifax Inc. ..................................................................      3,180,555
       140,000  IMS Health Inc. ...............................................................      2,731,400
                                                                                                 -------------
                                                                                                     5,911,955
                                                                                                 -------------
   INVESTMENT FIRMS - (2.83%)
       214,000  Stilwell Financial, Inc. ......................................................      5,825,080
                                                                                                 -------------
   LIFE INSURANCE - (0.99%)
        83,000  AFLAC Inc. ....................................................................      2,038,480
                                                                                                 -------------
   MEDIA - (10.70%)
       272,100  Belo Corp., Class A............................................................      5,101,875
       165,000  Entravision Communications Corp., Class A*.....................................      1,971,750
        34,000  E.W. Scripps Co., Class A......................................................      2,244,000
       106,000  Hearst-Argyle Television, Inc.*................................................      2,285,360
        68,000  Lagardere S.C.A................................................................      2,844,920
       307,700  TV Azteca, S.A. de C.V., ADR...................................................      2,089,283
       500,000  WPP Group PLC..................................................................      5,524,436
                                                                                                 -------------
                                                                                                    22,061,624
                                                                                                 -------------
   MEDICAL INSTRUMENTS - (3.77%)
       301,000  Apogent Technologies Inc.*.....................................................      7,765,800
                                                                                                 -------------
   PHARMACEUTICAL  & HEALTH CARE - (6.64%)
        65,000  Anthem, Inc.*..................................................................      3,217,500
        70,000  Eli Lilly and Co. .............................................................      5,497,800
        67,000  Merck & Co., Inc. .............................................................      3,939,600
        42,000  Vertex Pharmaceuticals Inc.*...................................................      1,029,840
                                                                                                 -------------
                                                                                                    13,684,740
                                                                                                 -------------
   PROPERTY/CASUALTY INSURANCE - (1.96%)
        60,000  Cincinnati Financial Corp. ....................................................      2,288,100
        50,000  FPIC Insurance Group, Inc.* ...................................................        742,500
         5,600  Markel Corp.*..................................................................      1,006,040
                                                                                                 -------------
                                                                                                     4,036,640
                                                                                                 -------------
   RACE TRACKS - (2.89%)
        42,500  International Speedway Corp., Class A..........................................      1,661,537
       170,000  Speedway Motorsports, Inc.*....................................................      4,297,600
                                                                                                 -------------
                                                                                                     5,959,137
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2001
DAVIS GROWTH OPPORTUNITY FUND - CONTINUED

                                                                                                      VALUE
SHARES/PRINCIPAL                                  SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   REINSURANCE - (5.21%)
        42,000  Everest Re Group, Ltd. ........................................................  $   2,969,400
        85,500  Transatlantic Holdings, Inc. ..................................................      7,780,500
                                                                                                 -------------
                                                                                                    10,749,900
                                                                                                 -------------
   RETAILING - (2.83%)
        75,000  Amazon.com, Inc.*..............................................................        811,125
        90,000  Duane Reade Inc.*..............................................................      2,731,500
       300,000  Trans World Entertainment Corp.*...............................................      2,287,500
                                                                                                 -------------
                                                                                                     5,830,125
                                                                                                 -------------
   TECHNOLOGY - (6.51%)
        51,000  Advent Software, Inc.*.........................................................      2,547,705
       146,000  BMC Software, Inc.*............................................................      2,390,020
        37,000  Lexmark International, Inc.*...................................................      2,183,000
        95,000  Symantec Corp.*................................................................      6,302,775
                                                                                                 -------------
                                                                                                    13,423,500
                                                                                                 -------------
   TELECOMMUNICATIONS - (2.99%)
        60,000  IDT Corp.*.....................................................................      1,170,600
        60,000  IDT Corp., Class B*............................................................        996,600
       267,000  Tellabs, Inc.*.................................................................      3,992,985
                                                                                                 -------------
                                                                                                     6,160,185
                                                                                                 -------------

                           Total Common Stock - (identified cost $175,254,865).................    187,284,417
                                                                                                 -------------

CORPORATE BONDS - (2.28%)
$    6,320,000  Amazon.com, Inc., Sr. Notes, 0%/10%, 05/01/08 (b)
                    - (identified cost $4,615,719).............................................      4,708,400
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2001
DAVIS GROWTH OPPORTUNITY FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
==============================================================================================================
SHORT TERM INVESTMENTS - (6.00%)

$   12,370,000  Nomura Securities International, Inc. Repurchase Agreement, 1.87%,
                     01/02/02, dated 12/31/01, repurchase value of $12,371,285
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $12,617,400) - (identified cost $12,370,000)........... $   12,370,000
                                                                                                --------------


                Total Investments - (99.13%) - (identified cost $192,240,584) - (a)............    204,362,817
                Other Assets Less Liabilities - (0.87%)........................................      1,784,964
                                                                                                --------------
                        Net Assets - (100%).................................................... $  206,147,781
                                                                                                ==============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $192,240,584. At December
31, 2001 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                Unrealized appreciation........................................................ $   31,792,368
                Unrealized depreciation.......................................................     (19,670,135)
                                                                                                --------------
                        Net unrealized appreciation............................................ $   12,122,233
                                                                                                ==============


(b) Represents a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(c) Restricted Security.  See Note 7 of the Notes to Financial Statements.


















SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2001
DAVIS GOVERNMENT BOND FUND


                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
MORTGAGES - (53.12%)

   FANNIE MAE - MORTGAGE POOLS - (35.04%)
$    3,962,578    6.00%, 10/01/16 Pool No. 602942..............................................  $   3,970,028
     2,135,548    7.50%, 04/01/29 Pool No. 323645..............................................      2,216,293
     1,753,420    7.00%, 10/01/29 Pool No. 323961..............................................      1,787,401
     2,820,221    7.50%, 10/01/29 Pool No. 514131..............................................      2,913,627
     1,526,886    7.00%, 04/01/31 Pool No. 535817..............................................      1,555,989
     1,818,103    6.50%, 05/01/31 Pool No. 578867..............................................      1,818,103
     2,868,229    7.00%, 08/01/31 Pool No. 596269..............................................      2,922,008
     2,990,570    6.00%, 09/01/31 Pool No. 592248..............................................      2,922,355
     3,992,031    6.00%, 09/01/31 Pool No. 605870..............................................      3,900,973
                                                                                                 -------------
                        Total Fannie Mae - (identified cost $24,206,128).......................     24,006,777
                                                                                                 -------------
   FREDDIE MAC - MORTGAGE POOLS - (6.89%)
       936,908    5.50%, 03/01/16 Pool No. E00960..............................................        926,658
     1,937,978    6.50%, 07/01/16 Pool No. E84388..............................................      1,976,738
     1,726,550    8.00%, 07/01/27 Pool No. G00738..............................................      1,816,659
                                                                                                 -------------
                       Total Freddie Mac - (identified cost $4,692,115)........................      4,720,055
                                                                                                 -------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
    MORTGAGE POOLS - (11.19%)
     1,465,228    7.50%, 06/20/28 Pool No. 2605................................................      1,512,848
       817,288    7.50%, 12/15/30 Pool No. 543754..............................................        845,125
     1,576,537    7.00%, 12/20/30 Pool No. 3010................................................      1,603,638
     3,711,226    6.50%, 04/20/31 Pool No. 3068................................................      3,706,587
                                                                                                 -------------
                        Total GNMA - (identified cost $7,617,767)..............................      7,668,198
                                                                                                 -------------

                                      Total Mortgages - (identified cost $36,516,010)..........     36,395,030
                                                                                                 -------------
U.S. TREASURY BONDS - (5.88%)
     1,000,000    7.25%, 05/15/16..............................................................      1,155,840
       750,000    8.125%, 08/15/19.............................................................        946,732
     6,250,000    Strip, 11/15/21..............................................................      1,922,687
                                                                                                 -------------
                            Total U.S. Treasury Bonds- (identified cost $4,074,663)............      4,025,259
                                                                                                 -------------
U.S. TREASURY NOTES - (2.76%)
     1,800,000    5.75%, 08/15/10 - (identified cost $1,796,695)...............................      1,889,820
                                                                                                 -------------

GOVERNMENT AGENCY - (34.89%)
       830,000    Fannie Mae, 5.25%, 07/12/04..................................................        840,948
     1,000,000    Fannie Mae, 5.75%, 06/15/05..................................................      1,047,020
       700,000    Fannie Mae, 7.00%, 07/15/05..................................................        760,655
     4,500,000    Fannie Mae, 5.25%, 06/15/06..................................................      4,581,090

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2001
DAVIS GOVERNMENT BOND FUND - CONTINUED


                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
GOVERNMENT AGENCY - CONTINUED

$    1,500,000    Fannie Mae, 7.125%, 03/15/07.................................................  $   1,651,860
     4,500,000    Fannie Mae, 6.375%, 06/15/09.................................................      4,739,625
     2,000,000    Federal Home Loan Bank, 4.875%, 08/15/05.....................................      2,023,700
       500,000    Federal Home Loan Bank, 6.875%, 08/15/05.....................................        540,265
     3,500,000    Federal Home Loan Bank, 7.25%, 02/15/07......................................      3,839,150
     2,000,000    Freddie Mac, 6.875%, 01/15/05................................................      2,156,300
     1,600,000    Freddie Mac, 6.875%, 09/15/10................................................      1,725,808
                                                                                                 -------------
                           Total Government Agency - (identified cost $23,986,519).............     23,906,421
                                                                                                 -------------

SHORT TERM INVESTMENTS - (3.26%)

     2,236,000    Nomura Securities International, Inc. Repurchase Agreement, 1.87%,
                     01/02/02, dated 12/31/01, repurchase value of $2,236,232
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $2,280,720) - (identified cost $2,236,000).............      2,236,000
                                                                                                 -------------



                  Total Investments - (99.91%) - (identified cost $68,609,887) (a).............     68,452,530
                  Other Assets Less Liabilities - (0.09%)......................................         59,081
                                                                                                 -------------
                           Net Assets - (100%) ...............................................   $  68,511,611
                                                                                                 =============


(a) Aggregate cost for Federal Income Tax purposes is $68,609,887. At December
31, 2001 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation......................................................  $     550,318
                  Unrealized depreciation......................................................       (707,675)
                                                                                                 -------------
                           Net unrealized depreciation.........................................  $    (157,357)
                                                                                                 =============










SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2001
DAVIS GOVERNMENT MONEY MARKET FUND


                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
MORTGAGES - (0.17%)

   FANNIE MAE - MORTGAGE POOLS - (0.06%)

$      307,336    5.50%, 07/01/02 Pool No. 318086..............................................  $     311,502
                                                                                                 -------------
   FEDERAL HOME LOAN BANK - MORTGAGE POOLS - (0.11%)

       561,623    6.50%, 12/01/02 Pool No. G50472..............................................        573,030
                                                                                                 -------------

                                      Total Mortgages - (identified cost $884,532).............        884,532
                                                                                                 -------------

FANNIE MAE - (21.25%)
    12,600,000    6.625%, 01/15/02.............................................................     12,611,628
     3,725,000    6.375%, 01/16/02.............................................................      3,731,494
    11,000,000    7.50%, 02/11/02..............................................................     11,042,461
     2,090,000    6.23%, 03/01/02..............................................................      2,102,232
     3,000,000    5.375%, 03/15/02.............................................................      3,004,702
    18,117,000    6.625%, 04/15/02.............................................................     18,295,620
     1,300,000    6.70%, 05/06/02..............................................................      1,311,180
    20,000,000    1.54%, 05/14/02 (b)..........................................................     19,999,152
     3,000,000    Zero Cpn, 07/12/02 Discount Note.............................................      2,971,680
     8,000,000    1.789%, 07/23/02 (b).........................................................      7,999,894
     4,750,000    6.24%, 07/29/02..............................................................      4,819,773
       250,000    6.44%, 08/14/02..............................................................        256,004
     2,285,000    6.375%, 10/15/02.............................................................      2,361,049
     1,000,000    Zero Cpn, 11/15/02 Discount Note.............................................        978,358
     8,000,000    1.986%, 12/05/02 (b).........................................................      7,997,766
     8,000,000    2.27%, 12/27/02..............................................................      7,999,211
                                                                                                 -------------
                           Total Fannie Mae - (identified cost $107,482,204)...................    107,482,204
                                                                                                 -------------

FEDERAL FARM CREDIT BANK - (6.35%)
       500,000    5.60%, 01/30/02..............................................................        501,391
     3,000,000    6.625%, 02/01/02.............................................................      3,009,932
     4,000,000    1.984%, 04/02/02 (b).........................................................      4,000,000
    20,000,000    1.984%, 04/02/02 (b).........................................................     20,000,000
     3,000,000    6.375%, 04/24/02.............................................................      3,034,748
       200,000    6.75%, 09/03/02..............................................................        206,188
     1,300,000    5.98%, 11/20/02..............................................................      1,339,984
                                                                                                 -------------
                           Total Federal Farm Credit Bank - (identified cost $32,092,243)......     32,092,243
                                                                                                 -------------

FEDERAL HOME LOAN BANK - (23.78%)
     1,000,000    8.08%, 01/04/02..............................................................      1,000,368
     5,425,000    4.875%, 01/22/02.............................................................      5,425,034
    30,155,000    6.75%, 02/01/02..............................................................     30,205,953
     5,000,000    5.05%, 02/05/02..............................................................      5,000,154
     1,000,000    4.90%, 02/07/02..............................................................      1,002,246

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2001
DAVIS GOVERNMENT MONEY MARKET FUND - CONTINUED


                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
FEDERAL HOME LOAN BANK - CONTINUED

$    4,490,000    6.75%, 02/15/02..............................................................  $   4,512,475
    16,200,000    6.75%, 02/15/02..............................................................     16,243,632
    12,555,000    5.125%, 02/26/02.............................................................     12,569,205
     1,175,000    5.25%, 04/25/02..............................................................      1,179,385
    10,325,000    4.25%, 05/03/02..............................................................     10,389,844
     1,000,000    3.90%, 07/03/02..............................................................      1,000,000
     1,200,000    3.75%, 07/17/02..............................................................      1,210,945
    14,000,000    6.875%, 07/18/02.............................................................     14,285,967
     1,000,000    6.67%, 08/23/02..............................................................      1,027,512
     2,000,000    6.165%, 08/26/02.............................................................      2,033,661
     8,000,000    2.40%, 11/01/02..............................................................      7,997,918
     2,500,000    6.385%, 11/04/02.............................................................      2,581,328
     1,000,000    6.375%, 11/15/02.............................................................      1,036,946
     1,500,000    6.375%, 11/15/02.............................................................      1,553,964
                                                                                                 -------------
                           Total Federal Home Loan Bank - (identified cost $120,256,537).......    120,256,537
                                                                                                 -------------

FREDDIE MAC - (15.55%)
     1,170,000    6.52%, 01/02/02..............................................................      1,170,139
    10,000,000    Zero Cpn, 01/08/02 Discount Note.............................................      9,996,714
    11,000,000    Zero Cpn, 01/10/02 Discount Note.............................................     10,994,500
    15,075,000    5.50%, 05/15/02..............................................................     15,191,816
       273,000    Zero Cpn, 06/03/02 Discount Note.............................................        269,867
     4,000,000    Zero Cpn, 08/15/02...........................................................      3,915,679
    10,000,000    Zero Cpn, 09/11/02 Discount Note.............................................      9,818,683
     6,000,000    Zero Cpn, 09/25/02 Discount Note.............................................      5,907,440
     4,000,000    Zero Cpn, 09/30/02 Discount Note.............................................      3,937,138
     9,027,000    6.25%, 10/15/02..............................................................      9,315,026
     2,000,000    6.34%, 11/12/02..............................................................      2,066,042
     2,000,000    7.125%, 11/18/02.............................................................      2,080,881
     4,000,000    2.375%, 12/27/02.............................................................      3,995,068
                                                                                                 -------------
                           Total Freddie Mac - (identified cost $78,658,993)...................     78,658,993
                                                                                                 -------------

PRIVATE EXPORT FUNDING CORP. - (0.20%)
     1,000,000    6.24%, 05/15/02, Ser. VV  - (identified cost $1,015,496).....................      1,015,496
                                                                                                 -------------
SALLIE MAE - (1.58%)
     8,000,000    2.252%, 02/26/02 (b) - (identified cost $8,000,225)..........................      8,000,225
                                                                                                 -------------
U.S. TREASURY BILLS- (3.96%)
    20,000,000    01/03/02 - (identified cost $19,998,161).....................................     19,998,161
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2001
DAVIS GOVERNMENT MONEY MARKET FUND - CONTINUED


                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
REPURCHASE AGREEMENTS - (21.63%)

$  109,361,000    Nomura Securities International, Inc. Repurchase Agreement, 1.87%,
                     01/02/02, dated 12/31/01, repurchase value of $109,372,361
                     (collateralized by: U.S. Government obligations in a pooled cash account, total market value $111,548,220) - (identified cost $109,361,000).........  $  109,361,000
                                                                                                 --------------


                  Total Investments - (94.47%) - (identified cost $477,749,391) - (a)..........     477,749,391
                  Other Assets Less Liabilities - (5.53%)......................................      27,963,593
                                                                                                 --------------
                           Net Assets - (100%).................................................  $  505,712,984
                                                                                                 ==============

(a)  Aggregate cost for Federal Income Tax Purposes is $477,749,391.

(b) The interest rates on floating rate securities, shown as of December 31, 2001, may change daily or less frequently and are based on indices of market interests rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, bases on the reset dates of the securities' variable rates.




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2001
DAVIS FINANCIAL FUND

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - (100.25%)

   ADVERTISING AGENCIES - (0.01%)
            30    Dentsu Inc. .................................................................  $     134,416
                                                                                                 -------------
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (9.57%)
       123,000    Bank One Corp. ..............................................................      4,803,150
        90,000    Fifth Third Bancorp..........................................................      5,520,150
       503,700    Golden West Financial Corp. .................................................     29,642,745
       174,850    Julius Baer Holding Ltd., Class B............................................     58,999,759
       464,600    Lloyds TSB Group PLC.........................................................      5,038,745
       180,000    State Street Corp. ..........................................................      9,405,000
                                                                                                 -------------
                                                                                                   113,409,549
                                                                                                 -------------
   BUILDING MATERIALS - (1.69%)
       429,900    Martin Marietta Materials, Inc...............................................     20,033,340
                                                                                                 -------------
   CONSUMER PRODUCTS - (5.65%)
     1,460,000    Philip Morris Cos. Inc. .....................................................     66,941,000
                                                                                                 -------------
   DATA PROCESSING - (2.48%)
       375,000    First Data Corp. ............................................................     29,418,750
                                                                                                 -------------
   DIVERSIFIED MANUFACTURING - (6.31%)
     1,270,000    Tyco International Ltd. .....................................................     74,803,000
                                                                                                 -------------
   FINANCIAL SERVICES - (27.15%)
     2,299,000    American Express Co. ........................................................     82,051,310
       337,500    Charles Schwab Corp. ........................................................      5,221,125
       853,333    Citigroup Inc. ..............................................................     43,076,250
     1,147,450    Dun & Bradstreet Corp.*......................................................     40,504,985
     1,039,500    Household International, Inc. ...............................................     60,228,630
       500,000    MBNA Corp. ..................................................................     17,600,000
     1,701,700    Moody's Corp. ..............................................................      67,829,762
     1,485,000    Providian Financial Corp. ...................................................      5,271,750
                                                                                                 -------------
                                                                                                   321,783,812
                                                                                                 -------------
   INDUSTRIAL - (2.75%)
       799,000    Sealed Air Corp.*............................................................     32,615,180
                                                                                                 -------------
   INSURANCE BROKERS - (3.58%)
     1,194,100    Aon Corp. ...................................................................     42,414,432
                                                                                                 -------------
   INVESTMENT FIRMS - (4.34%)
       287,900    Morgan Stanley Dean Witter & Co. ...........................................      16,105,126
     1,296,000    Stilwell Financial, Inc. ....................................................     35,277,120
                                                                                                 -------------
                                                                                                    51,382,246
                                                                                                 -------------
   LIFE INSURANCE - (4.23%)

     1,100,000    Principal Financial Group, Inc.*............................................      26,400,000
     1,100,000    Sun Life Financial Services of Canada........................................     23,760,000
                                                                                                 -------------
                                                                                                    50,160,000
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2001
DAVIS FINANCIAL FUND - CONTINUED

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK  - CONTINUED

   MULTI-LINE INSURANCE - (7.79%)
       316,796    American International Group, Inc. ......................................... $    25,153,603
       854,500    Horace Mann Educators Corp. ...............................................       18,132,490
       886,200    Loews Corp. ................................................................      49,077,756
                                                                                               ---------------
                                                                                                    92,363,849
                                                                                               ---------------
   PROPERTY/CASUALTY INSURANCE - (4.73%)
       922,500    Cincinnati Financial Corp...................................................      35,179,538
       337,300    FPIC Insurance Group, Inc.*.................................................       5,008,905
        88,200    Markel Corp.*...............................................................      15,845,130
                                                                                               ---------------
                                                                                                    56,033,573
                                                                                               ---------------
   REINSURANCE - (14.84%)
           597    Berkshire Hathaway Inc., Class A*...........................................      45,133,200
       378,600    Everest Re Group, Ltd. .....................................................      26,767,020
     1,142,550    Transatlantic Holdings, Inc. ...............................................     103,972,050
                                                                                               ---------------
                                                                                                   175,872,270
                                                                                               ---------------
   RETAILING - (3.02%)
       807,000    Costco Wholesale Corp.*.....................................................      35,822,730
                                                                                               ---------------
   TECHNOLOGY - (2.11%)

       424,000    Lexmark International, Inc.*................................................      25,016,000
                                                                                               ---------------

                           Total Common Stock - (identified cost $868,731,749)................   1,188,204,147
                                                                                               ---------------


                  Total Investments - (100.25%) - (identified cost $868,731,749) - (a)........   1,188,204,147
                  Liabilities Less Other Assets - (0.25%).....................................      (2,974,174)
                                                                                               ---------------
                           Net Assets - (100%) ............................................... $ 1,185,229,973
                                                                                               ===============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $868,731,749. At December
31, 2001 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation..................................................... $   371,163,683
                  Unrealized depreciation.....................................................     (51,691,285)
                                                                                               ---------------
                           Net unrealized appreciation........................................ $   319,472,398
                                                                                               ===============



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2001
DAVIS CONVERTIBLE SECURITIES FUND

                                                                                                      VALUE
SHARES/PRINCIPAL                                 SECURITY                                           (NOTE 1)
==============================================================================================================
CONVERTIBLE PREFERRED STOCK - (35.42%)

   DIVERSIFIED (REITS) - (6.55%)
       400,000    General Growth Properties, 7.25%, 07/15/08,  Cum. Conv. Pfd. ................  $  10,560,000
        21,700    Vornado Realty Trust, 6.50%, Ser. A Cum. Conv. Pfd. .........................      1,247,750
                                                                                                 -------------
                                                                                                    11,807,750
                                                                                                 -------------
   ENERGY - (7.50%)
       100,700    AES Trust III, 6.75%, 10/15/29, Conv. Pfd. ..................................      3,484,220
       264,200    Kerr-McGee Corp. (Convertible into Devon Energy),
                        5.50%, 08/02/04, Conv. Pfd. ...........................................     10,036,958
                                                                                                 -------------
                                                                                                    13,521,178
                                                                                                 -------------
   HOTELS - (0.56%)
        27,900    Host Marriott Financial Trust, 6.75%, 12/02/26, Ser. 144A Conv. Pfd. (b).....      1,007,887
                                                                                                 -------------
   INDUSTRIAL - (4.57%)
      199,000     Sealed Air Corp., $2.00, 04/01/18, Ser. A Cum. Conv. Pfd. ...................      8,248,550
                                                                                                 -------------
   MULTI-FAMILY HOUSING (REITS) - (3.02%)
       171,500    Equity Residential Properties Trust, 7.00%, Ser. E Cum. Conv. Pfd. ..........      5,445,125
                                                                                                 -------------
   OFFICE/INDUSTRIAL (REITS) - (7.28%)
       230,000    Reckson Assoc. Realty, 7.625%, Ser. A Cum. Conv. Pfd. .......................      5,471,700
       240,000    SL Green Realty Corp., 8.00%, 04/15/08, Cum. Conv. Pfd. .....................      7,662,000
                                                                                                 -------------
                                                                                                    13,133,700

   RENTAL AUTO/EQUIPMENT - (0.62%)
        32,400    United Rentals Trust I, 6.50%, 08/01/28, Conv. Pfd. .........................      1,125,900
                                                                                                 -------------
   RESORTS/THEME PARKS - (3.03%)
       227,400    Six Flags, Inc., 7.25%, 08/15/09, Cum. Conv. Pfd. ...........................      5,457,600
                                                                                                 -------------
   TRANSPORTATION - (2.29%)
        63,000    Canadian National Railway Co., 5.25%, 06/30/29, Conv. Pfd. ..................      4,126,500
                                                                                                 -------------

                           Total Convertible Preferred Stock - (identified cost $62,746,846)...     63,874,190
                                                                                                 -------------

CONVERTIBLE BONDS - (29.69%)

   COMMERCIAL SERVICES - (1.05%)
$    2,800,000    Quanta Services, Inc., Conv. Sub Notes, 4.00%, 07/01/07......................      1,893,500
                                                                                                 -------------
   ELECTRONICS - (5.32%)
     3,400,000    Burr-Brown Corp. (Convertible into Texas Instruments),
                        Conv. Sub. Notes, 4.25%, 02/15/07......................................      3,621,000
     4,500,000    International Rectifier Corp., Conv. Sub. Notes, 4.25%, 07/15/07.............      3,729,375
     2,700,000    International Rectifier Corp., Ser. 144A Conv. Sub. Notes,
                      4.25%, 07/15/07 (b)......................................................      2,237,625
                                                                                                 -------------
                                                                                                     9,588,000
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2001
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL/SHARES                                 SECURITY                                           (NOTE 1)
==============================================================================================================
CONVERTIBLE BONDS - CONTINUED

   ENERGY - (0.87%)
$    3,366,000    Valhi Inc. (Convertible into Halliburton),
                      Conv. Sub. Deb., Zero Cpn., 10/20/07 (c).................................  $   1,570,576
                                                                                                 -------------
   FINANCIAL SERVICES - (6.09%)
    10,600,000    Exchangeable Certificate Corp. (Convertible into American Express),
                         Ser. 144A, 0.625%, 03/02/05 (b).......................................      9,659,250
     3,000,000    Providian Financial Corp., Conv. Notes, 3.25%, 08/15/05......................      1,331,250
                                                                                                 -------------
                                                                                                    10,990,500
                                                                                                 -------------
   INSURANCE - (3.34%)
     6,095,000    American International Group, Inc., Conv. Notes, 0.5%, 05/15/07..............      6,026,431
                                                                                                 -------------
   REAL ESTATE DEVELOPMENT - (5.60%)
     9,500,000    EOP Operating LP, Ser. 144A Conv. Notes, 7.25%, 11/15/08 (b).................     10,105,625
                                                                                                 -------------
   RETAILING - (5.29%)
     4,500,000    Costco Wholesale Corp., Conv. Sub. Notes, Zero Cpn., 08/19/17 (c)............      4,635,000
     2,000,000    J. C. Penney Co., Inc., Ser. 144A Conv. Sub. Notes,
                      5.00%, 10/15/08 (b)......................................................      2,260,000
     2,665,000    School Specialty, Inc., Conv. Sub. Notes, 6.00%, 08/01/08....................      2,638,350
                                                                                                 -------------
                                                                                                     9,533,350
                                                                                                 -------------
   TECHNOLOGY - (2.13%)
     8,199,000    Hewlett-Packard Co., Conv. Sub. Notes, Zero Cpn., 10/14/17 (c)...............      3,843,281
                                                                                                 -------------

                  Total Convertible Bonds - (identified cost $56,840,115)......................     53,551,263
                                                                                                 -------------

COMMON STOCK - (26.00%)

   BUILDING MATERIALS - (1.29%)
        94,606    Masco Corp. .................................................................      2,317,847
                                                                                                 -------------
   COMMERCIAL SERVICES - (0.37%)
        43,400    Quanta Services, Inc.* ......................................................        669,662
                                                                                                 -------------
   DIVERSIFIED FINANCIAL SERVICES - (4.24%)
       151,621    Citigroup Inc. ..............................................................      7,653,828
                                                                                                 -------------
   DIVERSIFIED (REITS) - (5.58%)
      241,700     Vornado Realty Trust.........................................................     10,054,720
                                                                                                 -------------
   ENERGY - (0.94%)
        50,600    AES Corp.*...................................................................        827,310
        65,526    Halliburton Co. .............................................................        858,391
                                                                                                 -------------
                                                                                                     1,685,701
                                                                                                 -------------
   FINANCIAL SERVICES - (0.34%)
        17,050    American Express Co. ........................................................        608,514
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2001
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   MEDIA - (3.80%)
       152,218    News Corp. Ltd., ADR.........................................................  $   4,842,055
        76,109    News Corp. Ltd., ADR PRF.....................................................      2,013,844
                                                                                                 -------------
                                                                                                     6,855,899
                                                                                                 -------------
   OFFICE /INDUSTRIAL (REITS) - (1.90%)
        58,156    Centerpoint Properties Corp. ................................................      2,896,169
        17,770    Equity Office Properties Trust...............................................        534,522
                                                                                                 -------------
                                                                                                     3,430,691
                                                                                                 -------------
   RENTAL AUTO/EQUIPMENT - (0.60%)
        48,000    United Rentals, Inc.*........................................................      1,089,600
                                                                                                 -------------
   RETAILING - (0.86%)
        35,000    Costco Wholesale Corp.*......................................................      1,553,650
                                                                                                 -------------
   SHOPPING CENTERS (REITS) - (0.29%)
        33,333    Mid-Atlantic Realty Trust....................................................        518,328
                                                                                                 -------------
   TECHNOLOGY - (4.84%)
       102,200    Hewlett-Packard Co. .........................................................      2,099,188
       103,000    SAP AG-ADR...................................................................      3,288,790
       119,532    Texas Instruments Inc. ......................................................      3,346,896
                                                                                                 -------------
                                                                                                     8,734,874
                                                                                                 -------------
   TRANSPORTATION - (0.95%)
        35,600    Canadian National Railway Co. ...............................................      1,718,768
                                                                                                 -------------

                           Total Common Stock - (identified cost $35,835,123)..................     46,892,082
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2001
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
==============================================================================================================
SHORT TERM INVESTMENTS - (8.47%)

$   15,269,000    Nomura Securities International, Inc. Repurchase Agreement, 1.87%,
                     01/02/02, dated 12/31/01, repurchase value of $15,270,586
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $15,574,380) - (identified cost $15,269,000)...........  $   15,269,000
                                                                                                 --------------


                  Total Investments - (99.58%) - (identified cost $170,691,084) - (a)..........     179,586,535
                  Other Assets Less Liabilities - (0.42%)......................................         764,191
                                                                                                 --------------
                           Net Assets - (100%) ................................................  $  180,350,726
                                                                                                 ==============


*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $170,691,084. At December
31, 2001 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation......................................................  $   21,519,004
                  Unrealized depreciation......................................................     (12,623,553)
                                                                                                 --------------
                           Net unrealized appreciation.........................................  $    8,895,451
                                                                                                 ==============

(b) These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $25,270,387 and 14.01% of the Fund's net assets as of December 31, 2001.

(c) As of December 31, 2001 zero coupon bonds represented $10,048,857 or 5.57% of the Fund's net assets. Because zero coupon bonds pay no interest and compound semi-annually at the fixed rate at the time of reissuance, their value is generally more volatile than the value of other debt securities.








SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2001
DAVIS REAL ESTATE FUND


                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - (85.04%)

   APARTMENTS (REITS) - (14.53%)

       468,200    Archstone-Smith Trust........................................................  $  12,313,660
       390,467    Avalonbay Communities, Inc. .................................................     18,472,994
       465,800    Equity Residential Properties Trust..........................................     13,373,118
        66,400    Essex Property Trust, Inc. ..................................................      3,280,824
        68,700    United Dominion Realty Trust, Inc. ..........................................        989,280
                                                                                                 -------------
                                                                                                    48,429,876
                                                                                                 -------------
   DIVERSIFIED - (5.16%)
       204,500    Brookfield Properties Corp. ................................................       3,517,400
       567,900    Catellus Development Corp.*..................................................     10,449,360
       205,900    TrizecHahn Corp. ...........................................................       3,232,630
                                                                                                 -------------
                                                                                                    17,199,390
                                                                                                 -------------
   DIVERSIFIED (REITS) - (14.69%)
       531,600    Duke Realty Corp. ...........................................................     12,933,828
       163,500    Kilroy Realty Corp. .........................................................      4,295,145
       439,300    Liberty Property Trust.......................................................     13,113,105
       447,900    Vornado Realty Trust.........................................................     18,632,640
                                                                                                 -------------
                                                                                                    48,974,718
                                                                                                 -------------
   HOTELS & LODGING - (9.60%)
       277,700    Marriott International, Inc., Class A........................................     11,288,505
       693,600    Starwood Hotels & Resorts Worldwide, Inc. ...................................     20,703,960
                                                                                                 -------------
                                                                                                    31,992,465
                                                                                                 -------------
   INDUSTRIAL (REITS) - (13.14%)
       458,000    Centerpoint Properties Corp. ................................................     22,808,400
       469,500    First Industrial Realty Trust, Inc. .........................................     14,601,450
       296,300    ProLogis Trust...............................................................      6,373,413
                                                                                                 -------------
                                                                                                    43,783,263
                                                                                                 -------------
   MALLS (REITS) - (5.03%)
       109,800    General Growth Properties, Inc. .............................................      4,260,240
       842,900    Taubman Centers, Inc. .......................................................     12,517,065
                                                                                                 -------------
                                                                                                    16,777,305
                                                                                                 -------------
   OFFICE SPACE (REITS) - (17.49%)
       207,800    Alexandria Real Estate Equities, Inc. .......................................      8,540,580
       175,300    Boston Properties, Inc. .....................................................      6,661,400
       139,900    CarrAmerica Realty Corp. ....................................................      4,210,990
     1,172,177    Equity Office Properties Trust...............................................     35,259,084
       109,000    Parkway Properties, Inc. ....................................................      3,618,800
                                                                                                 -------------
                                                                                                    58,290,854
                                                                                                 -------------
   RESIDENTIAL/COMMERCIAL BUILDING - (3.43%)
         8,793    Beazer Homes USA, Inc.*......................................................        643,384
        60,240    Centex Corp. ................................................................      3,439,101
        44,327    KB Home......................................................................      1,777,513

DAVIS SERIES, INC.
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2001
DAVIS REAL ESTATE FUND - CONTINUED

                                                                                                      VALUE
SHARES/PRINCIPAL                                 SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   RESIDENTIAL/COMMERCIAL BUILDING - CONTINUED

        63,179    Lennar Corp. ................................................................  $   2,958,041
        58,549    Pulte Homes, Inc. ...........................................................      2,615,383
                                                                                                 -------------
                                                                                                    11,433,422
                                                                                                 -------------
   SHOPPING CENTERS (REITS) - (1.97%)
       201,000    Kimco Realty Corp. ..........................................................      6,570,690
                                                                                                 -------------

                           Total Common Stock - (identified cost $241,945,569).................    283,451,983
                                                                                                 -------------

CONVERTIBLE PREFERRED STOCK - (9.06%)

   APARTMENTS (REITS) - (0.42%)
        43,700    Equity Residential Properties Trust, 7.00%, Series E, Conv. Pfd. ............      1,387,475
                                                                                                 -------------
   DIVERSIFIED (REITS) - (0.34%)
        20,000    Vornado Realty Trust, 6.50%, Series A, Conv. Pfd. ...........................      1,150,000
                                                                                                 -------------
   MALLS (REITS) - (4.12%)
       520,000    General Growth Properties, 7.25%, 07/15/08, Conv. Pfd. ......................     13,728,000
                                                                                                 -------------
   OFFICE (REITS) - (3.03%)
       316,500    SL Green Realty Corp., 8.00%, 04/15/08, Conv. Pfd. ..........................     10,104,263
                                                                                                 -------------
   RESORTS/THEME PARKS - (1.15%)
       160,000    Six Flags, Inc., 7.25%, 8/15/09, Conv. Pfd. .................................      3,840,000
                                                                                                 -------------

                           Total Convertible Preferred Stock - (identified cost $24,952,770)...     30,209,738
                                                                                                 -------------

SHORT TERM INVESTMENTS - (4.98%)

$   16,585,000    Nomura Securities International, Inc. Repurchase Agreement, 1.87%,
                     01/02/02, dated 12/31/01, repurchase value of $16,586,723
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $16,916,700) - (identified cost $16,585,000)...........  $   16,585,000
                                                                                                 --------------


                  Total Investments - (99.08%) - (identified cost $283,483,339) - (a)..........     330,246,721
                  Other Assets Less Liabilities - (0.92%)......................................       3,063,322
                                                                                                 --------------
                        Net Assets - (100%)....................................................  $  333,310,043
                                                                                                 ==============

*Non-Income Producing Security.

 (a) Aggregate cost for Federal Income Tax purposes is $283,660,518. At December
31, 2001 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation......................................................  $   46,983,757
                  Unrealized depreciation.....................................................         (397,554)
                                                                                                 --------------
                        Net unrealized appreciation ...........................................  $   46,586,203
                                                                                                 ==============


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF ASSETS AND LIABILITIES
At December 31, 2001

=======================================================================================================================
                                                               DAVIS
                                   DAVIS       DAVIS         GOVERNMENT                        DAVIS
                                  GROWTH     GOVERNMENT        MONEY           DAVIS        CONVERTIBLE       DAVIS
                               OPPORTUNITY     BOND            MARKET        FINANCIAL       SECURITIES     REAL ESTATE
                                   FUND        FUND            FUND            FUND            FUND            FUND
                                   ----        ----            ----            ----            ----            ----
  ASSETS:
  Investments in
  securities, at
    value* (see
    accompanying
    Schedules of
    Investments)............  $204,362,817  $68,452,530    $477,749,391   $1,188,204,147    $179,586,535   $ 330,246,721
  Cash......................        27,144       33,078          51,767          150,983         127,623         625,001
  Receivables:
     Dividends and interest.        77,123      614,717       4,500,803        1,459,898         830,561       2,070,748
     Capital stock sold.....     2,495,037      324,404      24,280,207        3,338,280         617,443       1,292,256
     Investment securities
       sold.................         -             -            -              5,457,577           -              -
  Other assets..............         -              200         -                  2,848           -                 150
                              ------------  -----------    ------------   --------------    ------------   -------------

             Total assets...   206,962,121   69,424,929     506,582,168    1,198,613,733     181,162,162     334,234,876
                              ------------  ------------   ------------   ---------------   ------------   -------------
  LIABILITIES:
  Payables:
    Capital stock reacquired       464,158      767,503         523,657        2,934,517         479,347         319,532
  Accrued expenses..........       208,925       83,507         341,365        1,042,233         225,251         396,026
  Commissions payable to
     distributor (Note 3)...       141,257       62,308         -                841,010         106,838         209,275
  Distributions payable.....         -             -              4,162            -                -              -
  Note payable to bank
     (Note 8)...............         -             -            -              8,566,000            -              -
                              ------------  -----------   -------------   --------------    ------------   -------------
           Total liabilities       814,340      913,318         869,184       13,383,760         811,436         924,833
                              ------------  -----------   -------------   --------------    ------------   -------------
  NET ASSETS (NOTE 5).......  $206,147,781  $68,511,611   $ 505,712,984   $1,185,229,973    $180,350,726   $ 333,310,043
                              ============  ===========   =============   ==============    ============   =============


  NET ASSETS CONSIST OF:
  Par value of shares of
  capital stock.............       127,917      120,852       5,057,130          367,235          84,628         149,521
  Additional paid-in capital   205,825,885   72,447,508     500,655,854      893,864,056     184,480,819     353,385,887
  Undistributed net
    investment income
    (deficit)...............       (10,035)      55,555         -                  -                 (62)          -
  Accumulated net realized
    losses from investment
    and foreign currency
    transactions............   (11,918,219)  (3,954,947)        -            (28,476,564)    (13,110,110)    (66,988,747)
  Net unrealized
    appreciation
    (depreciation) on
    investments.............    12,122,233     (157,357)        -            319,475,246       8,895,451      46,763,382
                             -------------  -----------   -------------   --------------    ------------    ------------

                             $ 206,147,781  $68,511,611   $ 505,712,984   $1,185,229,973    $180,350,726    $333,310,043
                             =============  ===========   =============   ==============    ============    ============

* Including repurchase agreements of $12,370,000, $2,236,000, $109,361,000,
$15,269,000 and $16,585,000 for Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, and cost of $192,240,584, $68,609,887, $477,749,391, $868,731,749, $170,691,084 and $283,483,339 for Davis Growth
Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively.

DAVIS SERIES, INC.
STATEMENTS OF ASSETS AND LIABILITIES - Continued
At December 31, 2001

=================================================================================================================
                                                             DAVIS
                                DAVIS        DAVIS         GOVERNMENT                    DAVIS
                                GROWTH      GOVERNMENT       MONEY        DAVIS       CONVERTIBLE       DAVIS
                             OPPORTUNITY      BOND           MARKET     FINANCIAL      SECURITIES    REAL ESTATE
                                 FUND         FUND           FUND          FUND           FUND          FUND
                                 ----         ----           ----          ----           ----          ----
  CLASS A SHARES
     Net assets............. $101,057,013  $18,197,784   $431,163,380  $600,540,245   $ 89,076,896   $167,043,226
     Shares outstanding.....    6,010,750    3,205,821    431,163,380    18,209,054      4,170,498      7,494,989
     Net asset value and
       redemption price per
       share (net assets/
       shares outstanding)..      $ 16.81      $  5.68        $  1.00       $ 32.98       $  21.36       $  22.29
                                  =======      =======        =======       =======       ========       ========
     Maximum offering price
       per share (100/95.25
       of net asset value)..      $ 17.65      $  5.96        $  1.00       $ 34.62       $  22.43       $  23.40
                                  =======      =======        =======       =======       ========       ========
  CLASS B SHARES
     Net assets.............  $69,902,982  $37,541,313    $59,490,447  $415,607,341   $ 57,692,128   $ 87,898,569
     Shares outstanding.....    4,585,372    6,631,437     59,490,447    13,240,922      2,725,946      3,957,889
     Net asset value,
       offering and
       redemption price per
       share  (net assets/
       shares outstanding)
       (Note 3).............      $ 15.24      $  5.66        $  1.00       $ 31.39       $  21.16       $  22.21
                                  =======      =======        =======       =======       ========       ========
  CLASS C SHARES
     Net assets.............  $30,878,558  $12,334,607    $15,058,617  $145,816,848   $ 12,716,550   $ 39,165,013
     Shares outstanding.....    1,943,140    2,171,418     15,058,617     4,574,167        592,708      1,750,941
     Net asset value,
       offering and
       redemption price per
       share (net assets/
       shares outstanding)
       (Note 3).............      $ 15.89      $  5.68        $  1.00       $ 31.88       $  21.45       $  22.37
                                  =======      =======        =======       =======       ========       ========
  CLASS Y SHARES
     Net assets.............  $ 4,309,228  $   437,907    $       540  $ 23,265,539   $ 20,865,152   $ 39,203,235
     Shares outstanding.....      252,481       76,552            540       699,332        973,612      1,748,271
     Net asset value,
       offering and
       redemption price per
       share (net assets/
       shares outstanding)..      $ 17.07      $  5.72        $  1.00       $ 33.27       $  21.43       $  22.42
                                  =======      =======        =======       =======       ========       ========







SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF OPERATIONS
For the year ended December 31, 2001

===================================================================================================================
                                                                  DAVIS
                                      DAVIS       DAVIS        GOVERNMENT                    DAVIS         DAVIS
                                     GROWTH       GOVERNMENT      MONEY        DAVIS      CONVERTIBLE       REAL
                                   OPPORTUNITY     BOND          MARKET      FINANCIAL    SECURITIES       ESTATE
                                      FUND         FUND           FUND          FUND         FUND           FUND
                                      ----         ----           ----          ----         ----           ----

INVESTMENT INCOME
   (LOSS):
Income:
   Dividends...................   $   905,434   $     -      $      -     $  10,381,199  $  5,503,830   $14,724,976
   Interest....................       363,364    3,026,067    22,101,632        228,418     3,295,251       879,224
                                  -----------   ----------   -----------  -------------  ------------   -----------
           Total income*.......     1,268,798    3,026,067    22,101,632     10,609,617     8,799,081    15,604,200
                                  -----------   ----------   -----------  -------------  ------------   -----------
Expenses:
   Management fees (Note 2)....     1,298,786      260,406     2,410,199      7,345,054     1,501,495     2,452,597
   Custodian fees..............        61,276       42,247        84,286        202,619        58,388        75,525
   Transfer agent fees
      Class A..................       109,300       30,702       110,468        869,798        79,237       282,301
      Class B..................       119,670       42,605        70,097        666,649        89,244       136,989
      Class C..................        37,929       13,361        20,555        230,761        22,764        49,497
      Class Y..................         1,243          487            35         30,648         3,804         9,914
   Audit fees..................        12,000        9,600        18,000         30,000        12,000        18,000
   Legal fees..................         5,127        1,781        17,474         43,160         7,222        12,200
   Accounting fees (Note 2)....         6,504        2,496        37,500         14,496         7,500         9,504
   Reports to shareholders.....        63,752       20,505       128,602        445,554        68,586       124,047
   Directors' fees and expenses        11,162        3,853        39,861         90,740        15,014        26,532
   Registration and filing fees        56,781       52,641        58,640         88,145        53,331        70,731
   Miscellaneous...............         1,807       16,235        15,158        624,738        16,582        25,707
   Distribution plan payments
      (Note 3)
      Class A..................       203,481       41,534           -        1,167,850       131,631       331,195
      Class B..................       614,531      273,154           -        4,230,080       641,798       868,197
      Class C..................       186,214       77,926           -        1,430,965       148,222       368,249
                                  -----------   ----------   -----------  -------------  ------------   -----------
           Total expenses......     2,789,563      889,533     3,010,875     17,511,257     2,856,818     4,861,185
           Expenses paid
           indirectly (Note 6).        (1,143)        (198)       (3,892)          (140)       (6,855)       (3,315)
                                  -----------   ----------   -----------  -------------  ------------   -----------
           Net expenses........     2,788,420      889,335     3,006,983     17,511,117     2,849,963     4,857,870
                                  -----------   ----------   -----------  -------------  ------------   -----------
               Net investment
                 income (loss).    (1,519,622)   2,136,732    19,094,649     (6,901,500)    5,949,118    10,746,330
                                  -----------   ----------   -----------  -------------  ------------   -----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:
   Investment transactions.....   (11,915,177)   1,387,799          -       (28,501,118)  (10,699,626)    3,435,629
   Foreign currency transactions      (12,906)       -              -          (244,941)         (115)          754
Net change in unrealized
   appreciation (depreciation)
    of investments.............      (834,747)  (1,281,761)         -       (98,018,648)  (12,099,276)    1,933,010
                                  -----------   ----------   -----------  -------------  ------------   -----------
Net realized and unrealized
   gain (loss) on investments
   and foreign currency........   (12,762,830)     106,038          -      (126,764,707)  (22,799,017)    5,369,393
                                  -----------   ----------   -----------  -------------  ------------   -----------
Net increase (decrease) in net
   assets resulting from
   operations..................  $(14,282,452)  $2,242,770   $19,094,649  $(133,666,207) $(16,849,899)  $16,115,723
                                  ===========   ==========   ===========  =============  ============   ===========

*Net of foreign taxes
   withheld as follows:........  $     12,832   $    -       $     -      $     114,018  $      8,745   $    25,773




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2001

==================================================================================================================
                                                                 DAVIS
                                     DAVIS        DAVIS       GOVERNMENT                   DAVIS         DAVIS
                                     GROWTH     GOVERNMENT       MONEY         DAVIS    CONVERTIBLE       REAL
                                  OPPORTUNITY     BOND          MARKET       FINANCIAL    SECURITIES     ESTATE
                                      FUND        FUND           FUND           FUND        FUND          FUND
                                      ----        ----           ----           ----        ----          ----
OPERATIONS:
   Net investment income (loss) $ (1,519,622) $ 2,136,732    $ 19,094,649 $ (6,901,500)  $  5,949,118  $10,746,330
   Net realized gain (loss)
     from investment
     transactions..............  (11,928,083)   1,387,799           -      (28,746,059)   (10,699,741)   3,436,383
   Net change in unrealized
     appreciation (depreciation)
     of investments............     (834,747)  (1,281,761)          -      (98,018,648)   (12,099,276)   1,933,010
                                ------------  -----------    ------------ ------------   ------------  -----------
   Net increase (decrease) in
     net assets resulting from
     operations................  (14,282,452)   2,242,770      19,094,649 (133,666,207)   (16,849,899)  16,115,723

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:

   Net investment income
     Class A...................        -         (775,020)    (17,263,333)       -         (3,146,681)  (5,791,262)
     Class B...................        -       (1,013,869)     (1,407,594)       -         (1,548,937)  (2,385,772)
     Class C...................        -         (279,889)       (367,120)       -           (357,412)  (1,034,498)
     Class Y...................        -          (12,399)        (56,602)       -           (896,088)  (1,534,798)

   Realized gains from
     investment transactions
     Class A...................   (1,548,796)         -             -            -              -             -
     Class B...................   (1,131,901)         -             -            -              -             -
     Class C...................     (413,864)         -             -            -              -             -
     Class Y...................      (65,773)         -             -            -              -             -

   Return of capital
     Class A...................        -              -             -            -           (136,300)        -
     Class B...................        -              -             -            -            (67,093)        -
     Class C...................        -              -             -            -            (15,481)        -
     Class Y...................        -              -             -            -            (38,814)        -

   Distribution in excess of
     net investment income or
     net realized gains
     Class A...................      (57,303)         -             -            -               -       (1,837,369)
     Class B...................      (41,879)         -             -            -               -         (756,923)
     Class C...................      (15,312)         -             -            -               -         (328,211)
     Class Y...................       (2,434)         -             -            -               -         (486,938)

CAPITAL SHARE
   TRANSACTIONS:

   Net increase (decrease) in
     net assets resulting from
     capital share transactions
     (Note 5)
     Class A...................   26,249,338    2,557,842    (91,401,475)   30,270,623     (2,838,123)  (9,946,338)
     Class B...................   10,409,761   20,129,759      31,396,947   16,088,116     (6,768,383)  (3,232,478)
     Class C...................   19,149,196    9,473,896       6,501,011   19,578,755     (1,561,284)   2,670,602
     Class Y...................      518,571      320,180             540    3,402,661     (4,763,860)  (4,196,831)
                                ------------  -----------    ------------ ------------   ------------ ------------
       Total increase (decrease)
         in net assets.........   38,767,152   32,643,270     (53,502,977) (64,326,052)   (38,988,355) (12,745,093)

NET ASSETS:
   Beginning of year...........  167,380,629   35,868,341     559,215,961 1,249,556,025   219,339,081  346,055,136
                                ------------  -----------   ------------- ------------- ------------- ------------

   End of year................. $206,147,781  $68,511,611   $505,712,984 $1,185,229,973  $180,350,726 $333,310,043
                                ============  ===========   ============  ============== ============ ============


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2000

==================================================================================================================
                                                                 DAVIS
                                     DAVIS        DAVIS       GOVERNMENT                     DAVIS         DAVIS
                                     GROWTH     GOVERNMENT       MONEY           DAVIS    CONVERTIBLE       REAL
                                  OPPORTUNITY     BOND          MARKET         FINANCIAL    SECURITIES     ESTATE
                                      FUND        FUND           FUND             FUND        FUND          FUND
                                      ----        ----           ----             ----        ----          ----
OPERATIONS:
   Net investment income (loss) $ (1,540,362) $ 1,807,163    $31,803,377    $ (6,171,295) $  6,594,178   $10,698,067
   Net realized gain (loss)
     from investment
     transactions..............   43,006,726     (779,386)          -         80,297,049     5,983,639    (9,931,708)
   Net change in unrealized
     appreciation of
     investments...............  (26,359,582)   1,972,298           -        192,204,213   (14,476,901)   68,949,324
                                ------------  -----------    -----------    ------------  ------------   -----------
   Net increase (decrease) in
     net assets resulting from
     operations................   15,106,782    3,000,075     31,803,377     266,329,967    (1,899,084)   69,715,683

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:

   Net investment income
     Class A...................        -         (793,460)   (29,849,670)          -        (3,356,386)   (5,733,580)
     Class B...................        -         (882,682)    (1,629,116)          -        (1,754,278)   (2,485,139)
     Class C...................        -         (128,670)      (324,591)          -          (391,776)     (925,053)
     Class Y...................        -           (2,351)          -              -        (1,091,738)   (1,554,295)

   Realized gains from
     investment transactions
     Class A...................  (19,104,323)         -             -        (30,339,181)     (969,527)        -
     Class B...................  (16,296,750)         -             -        (22,547,802)     (666,765)        -
     Class C...................   (2,373,706)         -             -         (6,598,567)     (146,303)        -
     Class Y...................     (920,170)         -             -         (1,021,121)     (283,071)        -

   Return of capital
     Class A...................        -          (12,528)          -              -           (90,495)     (754,027)
     Class B...................        -          (13,936)          -              -           (47,299)     (326,822)
     Class C...................        -           (2,032)          -              -           (10,563)     (121,654)
     Class Y...................        -              (37)          -              -           (29,435)     (204,407)

   Distribution in excess of
     net realized gains
     Class A...................        -              -             -           (501,141)         -            -
     Class B...................        -              -             -           (372,443)         -            -
     Class C...................        -              -             -           (108,995)         -            -
     Class Y...................        -              -             -            (16,867)         -            -

CAPITAL SHARE TRANSACTIONS:

   Net increase (decrease) in
     net assets resulting from
     capital share transactions
     (Note 5)
     Class A...................   26,265,451   (3,006,427)    21,146,653     104,846,129    (9,863,400)     (680,918)
     Class B...................   24,859,756  (11,557,483)   (16,424,830)     (3,416,364)  (11,280,877)  (18,960,223)
     Class C...................    9,852,176   (1,982,543)       517,219      32,494,228    (2,199,186)      357,566
     Class Y...................    4,840,191       96,137          -          11,294,219    (2,667,843)   (6,780,138)
                                ------------ ------------   ------------  --------------  ------------  ------------

       Total increase (decrease)
         in net assets.........   42,229,407  (15,285,937)     5,239,042     350,042,062   (36,748,026)   31,546,993

NET ASSETS:
   Beginning of year...........  125,151,222   51,154,278    553,976,919     899,513,963   256,087,107   314,508,143
                                ------------ ------------   ------------  --------------  ------------  ------------

   End of year................. $167,380,629  $35,868,341   $559,215,961  $1,249,556,025  $219,339,081  $346,055,136
                                ============  ===========   ============  ==============  ============  ============


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2001

================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (the Company) is registered under the Investment Company Act of 1940 as amended, as a diversified, open-end management investment company. The Company operates as a series issuing shares of common stock in the following six series (collectively "the Funds"):

DAVIS GROWTH OPPORTUNITY FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

DAVIS GOVERNMENT BOND FUND seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

DAVIS GOVERNMENT MONEY MARKET FUND seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. It invests in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

DAVIS FINANCIAL FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and will concentrate investments in companies principally engaged in the banking and financial services industries.

DAVIS CONVERTIBLE SECURITIES FUND seeks to achieve total return. It invests primarily in convertible securities, which combine fixed income with potential for capital appreciation. It may invest in lower rated bonds commonly known as "junk bonds," so long as no such investment would cause 35% or more of the Fund's net assets to be so invested.

DAVIS REAL ESTATE FUND seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities and operations of each series. Each series offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund which are sold at net asset value. Class B and C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2001

================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

A. VALUATION OF SECURITIES - Portfolio securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term obligations are valued at amortized cost, which approximates fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FOREIGN CURRENCY - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from sales and maturities, of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

D. FEDERAL INCOME TAXES - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At December 31, 2001, Davis Growth Opportunity Fund had approximately $11,918,000 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire between 2009 and 2010. At December 31, 2001, Davis Government Bond Fund had approximately $3,955,000 of capital loss carryovers and post October losses available to offset future capital gains, which expire between 2007 and 2010. At December 31, 2001, Davis Financial Fund had approximately $28,476,000 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire between 2009 and 2010. At December 31, 2001, Davis Convertible Securities Fund had approximately $13,110,000 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire between 2009 and 2010. At December 31, 2001, Davis Real Estate Fund had approximately $66,811,568 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire between 2007 and 2010.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2001

================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2001, for Davis Growth Opportunity Fund, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $1,509,587, a decrease in accumulated net realized losses of $126,792 and a decrease in additional paid in capital of $1,636,379; for Davis Financial Fund, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $6,901,500, a decrease in accumulated net realized losses of $269,495 and a decrease in additional paid in capital of $7,170,995; for Davis Convertible Securities Fund, amounts have been reclassified to reflect a decrease in undistributed net investment income of $62, a decrease in accumulated net realized losses of $115 and a decrease in additional paid in capital of $53; and for Davis Real Estate Fund, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $3,409,441, an increase in accumulated net realized losses of $754 and a decrease in additional paid in capital of $3,408,687.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATE

    Advisory fees are paid monthly to Davis Selected Advisers, L.P., the Funds' investment adviser (the "Adviser"). The fee for the Davis Government Money Market Fund is 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million of average net assets and 0.40% of average net assets in excess of $500 million. The fee for the Davis Government Bond Fund is 0.50% of average net assets. The fee for each of the Davis Growth Opportunity Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund is 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, and 0.55% of the average net assets in excess of $500 million.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2001

================================================================================
NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATE - CONTINUED

    The Adviser is paid for registering fund shares for sale in various states. The fee for the year ended December 31, 2001 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, amounted to $9,996 for each fund. State Street Bank & Trust Company ("State Street Bank") is the Funds' primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended December 31, 2001 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $26,886, $5,470, $15,595, $163,523, $16,638 and $37,886, respectively. State Street Bank is the Funds' primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee for the year ended December 31, 2001 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $6,504, $2,496, $37,500, $14,496, $7,500, and $9,504, respectively. Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

    Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES

   CLASS A SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

    Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

    During the year ended December 31, 2001, Davis Distributors, LLC, the Funds' Underwriter (the "Underwriter" or "Distributor") received $312,310, $51,422, $1,538,179, $99,526 and $188,470 from commissions earned on sales of Class A shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, of which $48,742, $7,999, $237,192, $15,379 and $29,780 was retained by the Underwriter and the remaining $263,568, $43,423, $1,300,987, $84,147 and $158,690 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Funds' registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

    The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The service fee for Class A shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund for the year ended December 31, 2001 was $203,481, $41,534, $1,167,850, $131,631 and $331,195, respectively.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2001

================================================================================
NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

CLASS B SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

    Class B shares of the Funds are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge may be assessed on shares redeemed within six years of purchase.

    Each of the Class B shares of the Funds (other than Davis Government Money Market Fund) pay a distribution fee to reimburse the Distributor for commission advances on the sale of each Fund's Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rules also limit the aggregate amount the Funds may pay for distribution to 6.25% of gross Funds sales since inception of the Distribution Plans plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime rate plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

    During the year ended December 31, 2001, Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund made distribution plan payments which included distribution fees of $463,433, $205,506, $3,176,362, $482,267, and $652,215, respectively and service fees of $151,098, $67,648,
$1,053,718, $159,531 and $215,982, respectively.

    Commission advances by the Distributor during the year ended December 31, 2001 on the sale of Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $348,328, $119,415, $2,696,138, $230,536 and $294,128 of which $339,148, $112,844, $2,585,147, $209,389 and $290,434 was
reallowed to qualified selling dealers.

    The Distributor intends to seek payment from Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund in the amounts of $2,809,228, $786,337, $27,767,552, $6,944,777 and $13,348,428, respectively, representing the cumulative commission advances by the Distributor on the sale of the Funds' Class B shares, plus interest, reduced by cumulative distribution fees paid by the Funds and cumulative contingent deferred sales charges paid by redeeming shareholders. The Funds have no contractual obligation to pay any such distribution charges and the amounts, if any, timing and condition of such payments are solely within the discretion of the Directors who are not interested persons of the Funds or the Distributor.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2001

================================================================================
NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

    A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Funds within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended December 31, 2001 the Distributor received contingent deferred sales charges from Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund of $84,594, $129,910, $968,498, $239,053 and $214,620, respectively.

CLASS C SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

    Class C shares of the Funds are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. Payments under the Class C Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan.

    During the year ended December 31, 2001, Class C shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Fund and Davis Real Estate Fund made distribution fees of $139,661, $58,445, $1,073,224, $111,167 and $276,187, respectively and service fees of
$46,553, $19,481, $357,741, $37,055 and $92,062. During the year ended December
31, 2001, the Distributor received $24,248, $25,435, $60,974, $2,252 and $5,803 in contingent deferred sales charges from Class C shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities and Davis Real Estate Fund, respectively.

DAVIS GOVERNMENT MONEY MARKET FUND

    All classes of shares of the Davis Government Money Market Fund are sold to investors at net asset value. The shareholders of the Davis Government Money Market Fund have adopted a Distribution expense plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

    Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 2001 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Real Estate Fund were as follows:

                               DAVIS            DAVIS                           DAVIS
                              GROWTH         GOVERNMENT         DAVIS        CONVERTIBLE          DAVIS
                            OPPORTUNITY         BOND          FINANCIAL      SECURITIES        REAL ESTATE
                               FUND             FUND            FUND            FUND              FUND
                               ----             ----            ----            ----              ----
  Cost of purchases.....  $109,025,736      $114,022,316   $308,502,943      $ 38,788,542     $110,811,017
  Proceeds of sales.....  $ 67,803,788      $ 71,779,945   $214,623,946      $ 58,004,680     $125,178,396

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2001

================================================================================
NOTE 5 - CAPITAL STOCK

    At December 31, 2001 there were 10 billion shares of capital stock ($0.01 par value per share) authorized of which 550 million shares each are designated to the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund.
4.1 billion shares are designated to Davis Government Money Market Fund. Transactions in capital stock were as follows:

                                                                        YEAR ENDED
                                                                    DECEMBER 31, 2001
CLASS A                             ------------------------------------------------------------------------------------------
                                                                         DAVIS
                                        DAVIS           DAVIS          GOVERNMENT                     DAVIS          DAVIS
                                        GROWTH       GOVERNMENT          MONEY         DAVIS        CONVERTIBLE       REAL
                                     OPPORTUNITY        BOND             MARKET      FINANCIAL     SECURITIES        ESTATE
                                         FUND           FUND             FUND          FUND           FUND            FUND
                                         ----           ----             ----          ----           ----            ----
Shares sold......................      2,851,459      9,191,135      552,266,501       6,303,421        672,769     2,895,329
Shares issued in reinvestment
     of distributions............         97,245        101,064       16,932,747               -        135,819       307,695
                                    ------------    -----------     ------------    ------------    -----------   -----------
                                       2,948,704      9,292,199      569,199,248       6,303,421        808,588     3,203,024
Shares redeemed..................     (1,433,262)    (8,864,198)    (660,600,723)     (5,664,454)      (923,950)   (3,690,825)
                                    ------------    -----------     ------------    ------------    -----------   -----------
     Net increase (decrease).....      1,515,442        428,001      (91,401,475)        638,967       (115,362)     (487,801)
                                    ============    ===========     ============    ============    ===========   ===========
Proceeds from shares sold........   $ 48,758,276    $51,824,540     $552,266,501    $214,116,949    $15,361,601   $63,309,686
Proceeds from shares issued
     in reinvestment of
     distributions...............      1,579,534        571,622       16,932,747               -      2,945,520     6,773,245
                                    ------------    -----------     ------------    ------------    -----------   -----------
                                      50,337,810     52,396,162      569,199,248     214,116,949     18,307,121    70,082,931
Cost of shares redeemed..........    (24,088,472)   (49,838,320)    (660,600,723)   (183,846,326)   (21,145,244)  (80,029,269)
                                    ------------    -----------     ------------    ------------    -----------   -----------
     Net increase (decrease).....   $ 26,249,338    $ 2,557,842     $(91,401,475)   $ 30,270,623    $(2,838,123)  $(9,946,338)
                                    ============    ===========     ============    ============    ===========   ===========

                                                                      YEAR ENDED
                                                                   DECEMBER 31, 2000
CLASS A                            ------------------------------------------------------------------------------------------
                                                                        DAVIS
                                       DAVIS           DAVIS          GOVERNMENT                     DAVIS           DAVIS
                                       GROWTH        GOVERNMENT         MONEY         DAVIS       CONVERTIBLE         REAL
                                     OPPORTUNITY       BOND             MARKET       FINANCIAL     SECURITIES        ESTATE
                                        FUND           FUND             FUND           FUND           FUND            FUND
                                        ----           ----             ----           ----           ----            ----
Shares sold.....................       4,324,624      4,728,865      596,392,681      7,577,230        816,102     3,453,778
Shares issued in reinvestment
     of distributions...........       1,075,129        110,533       29,405,013        866,341        157,933       281,434
                                    ------------    -----------     ------------   ------------    -----------   -----------
                                       5,399,753      4,839,398      625,797,694      8,443,571        974,035     3,735,212
Shares redeemed.................      (3,965,935)    (5,406,051)    (604,651,041)    (5,514,110)    (1,341,760)   (3,845,366)
                                    ------------    -----------     ------------   ------------    -----------   -----------
     Net increase (decrease)....       1,433,818       (566,653)      21,146,653      2,929,461       (367,725)     (110,154)
                                    ============    ===========     ============   ============    ===========   ===========
Proceeds from shares sold.......    $ 99,581,601    $25,790,938     $596,392,681   $245,771,524    $21,380,672   $69,740,310
Proceeds from shares issued
     in reinvestment of
     distributions..............      18,567,480        592,591       29,405,013     28,649,756      3,974,807     5,783,541
                                    ------------    -----------     ------------   ------------    -----------   -----------
                                     118,149,081     26,383,529      625,797,694    274,421,280     25,355,479    75,523,851
Cost of shares redeemed.........     (91,883,630)   (29,389,956)    (604,651,041)  (169,575,151)   (35,218,879)  (76,204,769)
                                    ------------    -----------     ------------   ------------    -----------   -----------
     Net increase (decrease)....    $ 26,265,451    $(3,006,427)     $21,146,653   $104,846,129    $(9,863,400)  $  (680,918)
                                    ============    ===========     ============   ============    ===========   ===========

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2001

================================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)

                                                                       YEAR ENDED
                                                                    DECEMBER 31, 2001
CLASS B                             -----------------------------------------------------------------------------------------
                                                                        DAVIS
                                       DAVIS           DAVIS          GOVERNMENT                    DAVIS           DAVIS
                                       GROWTH       GOVERNMENT          MONEY         DAVIS      CONVERTIBLE         REAL
                                     OPPORTUNITY       BOND             MARKET      FINANCIAL     SECURITIES        ESTATE
                                        FUND           FUND             FUND          FUND           FUND            FUND
                                        ----           ----             ----          ----           ----            ----
Shares sold.....................       1,805,863      7,235,749      87,757,680      2,628,955        425,565        483,301
Shares issued in reinvestment
     of distributions...........          74,697         92,792       1,202,300              -         56,241        103,720
                                    ------------   ------------    ------------   ------------   ------------   ------------
                                       1,880,560      7,328,541      88,959,980      2,628,955        481,806        587,021
Shares redeemed.................      (1,182,451)    (3,800,324)    (57,563,033)    (2,219,550       (780,288)      (741,582)
                                    ------------   ------------    ------------   ------------   ------------   ------------
     Net increase (decrease)....         698,109      3,528,217      31,396,947        409,405       (298,482)      (154,561)
                                    ============   ============    ============   ============   ============   ============
Proceeds from shares sold.......    $ 27,937,532   $ 41,098,839    $ 87,757,680   $ 85,039,909   $  9,541,455   $ 10,510,842
Proceeds from shares issued
     in reinvestment of
     distributions..............       1,100,653        525,276       1,202,300              -      1,207,901      2,279,508
                                    ------------   ------------    ------------   ------------   ------------   ------------
                                      29,038,185     41,624,115      88,959,980     85,039,909     10,749,356     12,790,350
Cost of shares redeemed.........     (18,628,424)   (21,494,356)    (57,563,033)   (68,951,793)   (17,517,739)   (16,022,828)
                                    ------------   ------------    ------------   ------------   ------------   ------------
     Net increase (decrease)....    $ 10,409,761   $ 20,129,759    $ 31,396,947    $16,088,116   $ (6,768,383)  $ (3,232,478)
                                    ============   ============    ============   ============   ============   ============

                                                                       YEAR ENDED
                                                                    DECEMBER 31, 2000
CLASS B                             -----------------------------------------------------------------------------------------
                                                                        DAVIS
                                       DAVIS           DAVIS          GOVERNMENT                    DAVIS           DAVIS
                                       GROWTH       GOVERNMENT          MONEY         DAVIS      CONVERTIBLE         REAL
                                     OPPORTUNITY       BOND             MARKET      FINANCIAL     SECURITIES        ESTATE
                                        FUND           FUND             FUND          FUND           FUND            FUND
                                        ----           ----             ----          ----           ----            ----
Shares sold......................     1,387,518       1,705,554      42,758,603      2,951,894        409,787        459,510
Shares issued in reinvestment
     of distributions............       971,547          85,676       1,338,025        653,922         72,811         87,011
                                    -----------    ------------    ------------   ------------    -----------   ------------
                                      2,359,065       1,791,230      44,096,628      3,605,816        482,598        546,521
Shares redeemed..................      (965,272)     (3,966,022)    (60,521,458)    (4,117,259)      (926,497)    (1,573,486)
                                    -----------    ------------    ------------   ------------    -----------   ------------
     Net increase (decrease).....     1,393,793      (2,174,792)    (16,424,830)      (511,443)      (443,899)    (1,026,965)
                                    ===========    ============    ============   ============    ===========   ============
Proceeds from shares sold........   $29,452,777    $  9,205,918    $,42,758,603   $ 92,318,857    $10,584,383   $  9,119,177
Proceeds from shares issued
     in reinvestment of
     distributions...............    15,389,308         458,577       1,338,025     20,774,408      1,789,866      1,777,556
                                    -----------    ------------    ------------   ------------    -----------   ------------
                                     44,842,085       9,664,495      44,096,628    113,093,265     12,374,249     10,896,733
Cost of shares redeemed..........   (19,982,329)    (21,221,978)    (60,521,458)  (116,509,629)   (23,655,126)   (29,856,956)
                                    -----------    ------------    ------------   ------------    -----------   ------------
     Net increase (decrease).....   $24,859,756    $(11,557,483)   $(16,424,830)  $ (3,416,364)  $(11,280,877)  $(18,960,223)
                                    ===========    ============    ============   ============    ===========   ============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2001

================================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)

                                                                      YEAR ENDED
                                                                  DECEMBER 31, 2001
CLASS C                          ---------------------------------------------------------------------------------------
                                                                  DAVIS
                                    DAVIS         DAVIS          GOVERNMENT                    DAVIS           DAVIS
                                   GROWTH       GOVERNMENT         MONEY         DAVIS       CONVERTIBLE       REAL
                                  OPPORTUNITY     BOND            MARKET       FINANCIAL     SECURITIES        ESTATE
                                    FUND          FUND             FUND           FUND          FUND            FUND
                                    ----          ----             ----           ----          ----            ----
Shares sold.................       1,818,729     3,018,295      35,095,555       1,620,907        139,695       408,356
Shares issued in
reinvestment
     of distributions.......          26,207        25,362         323,646               -         12,791        49,176
                                ------------   -----------    ------------    ------------    -----------   -----------
                                   1,844,936     3,043,657      35,419,201       1,620,907        152,486       457,532
Shares redeemed.............        (651,932)   (1,384,646)    (28,918,190)     (1,060,652)      (224,116)     (336,087)
                                ------------   -----------    ------------    ------------    -----------   -----------
     Net increase (decrease)       1,193,004     1,659,011       6,501,011         560,255        (71,630)      121,445
                                ============   ===========    ============    ============    ===========   ===========
Proceeds from shares sold       $ 29,140,227   $17,190,200    $035,095,555    $ 53,031,603    $ 3,167,617   $ 8,913,635
Proceeds from shares issued
     in reinvestment of
     distributions..........         402,282       144,083         323,646               -        278,789     1,088,358
                                ------------   -----------    ------------    ------------    -----------   -----------
                                  29,542,509    17,334,283      35,419,201      53,031,603      3,446,406    10,001,993
Cost of shares redeemed.....     (10,393,313)   (7,860,387)    (28,918,190)    (33,452,848)    (5,007,690)   (7,331,391)
                                ------------   -----------    ------------    ------------    -----------   -----------
     Net increase (decrease)    $ 19,149,196   $ 9,473,896     $ 6,501,011    $ 19,578,755    $(1,561,284)  $ 2,670,602
                                ============   ===========    ============    ============    ===========   ===========

                                                                      YEAR ENDED
                                                                  DECEMBER 31, 2000
CLASS C                         -----------------------------------------------------------------------------------------
                                                                   DAVIS
                                    DAVIS         DAVIS          GOVERNMENT                      DAVIS          DAVIS
                                   GROWTH        GOVERNMENT        MONEY          DAVIS        CONVERTIBLE       REAL
                                  OPPORTUNITY     BOND            MARKET        FINANCIAL     SECURITIES        ESTATE
                                    FUND          FUND             FUND           FUND           FUND            FUND
                                    ----          ----             ----           ----           ----            ----
Shares sold..............            482,111        521,059      29,089,389      1,909,688        145,441        498,906
Shares issued in
reinvestment
     of distributions....            138,873         10,074         282,119        194,406         16,537         36,747
                                ------------    -----------    ------------   ------------    -----------   ------------
                                     620,984        531,133      29,371,508      2,104,094        161,978        535,653
Shares redeemed..........           (104,083)      (907,681)    (28,854,289)    (1,203,788)      (245,677)      (539,320)
                                ------------    -----------    ------------   ------------    -----------   ------------
     Net increase (decrease)         516,901       (376,548)        517,219        900,306        (83,699)        (3,667)
                                ============    ===========    ============   ============    ===========   ============

Proceeds from shares sold       $  9,825,947    $ 2,860,062    $ 29,089,389   $ 61,144,740    $ 3,773,613   $  9,960,052
Proceeds from shares issued
     in reinvestment of
     distributions.......          2,291,412         54,059         282,119      6,271,527        412,235        759,484
                                ------------    -----------    ------------   ------------    -----------   ------------
                                  12,117,359      2,914,121      29,371,508     67,416,267      4,185,848     10,719,536
Cost of shares redeemed..         (2,265,183)    (4,896,664)    (28,854,289)   (34,922,039)    (6,385,034)   (10,361,970)
                                ------------    -----------    ------------   ------------    -----------   ------------
     Net increase (decrease)    $  9,852,176    $(1,982,543)   $    517,219   $ 32,494,228    $(2,199,186)  $    357,566
                                ============    ===========    ============   ============    ===========   ============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2001

================================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)

CLASS Y
                                                                   JUNE 12, 2001
                                                                (INCEPTION OF CLASS)
                                           YEAR ENDED                 THROUGH                         YEAR ENDED
                                       DECEMBER 31, 2001          DECEMBER 31, 2001                DECEMBER 31, 2001
                                   -------------------------   ----------------------   -----------------------------------------
                                                                       DAVIS
                                      DAVIS         DAVIS            GOVERNMENT                          DAVIS           DAVIS
                                     GROWTH      GOVERNMENT            MONEY               DAVIS       CONVERTIBLE        REAL
                                   OPPORTUNITY      BOND               MARKET            FINANCIAL    SECURITIES         ESTATE
                                      FUND          FUND               FUND                FUND           FUND            FUND
                                      ----          ----               ----                ----           ----            ----
Shares sold.....................      35,396        73,776           27,920,545             371,787          9,039        119,554
Shares issued in
reinvestment
     of distributions...........       4,046           263               53,068                   -         41,803         86,449
                                  ----------    ----------         ------------         -----------    -----------    -----------
                                       39,442       74,039           27,973,613             371,787         50,842        206,003
Shares redeemed.................       (8,737)     (18,260)         (27,973,073)           (285,033)      (277,631)      (414,341)
                                  ----------    ----------         ------------         -----------    -----------    -----------
     Net increase (decrease)....       30,705       55,779                  540              86,754       (226,789)      (208,338)
                                  ===========   ==========         ============         ===========    ===========    ===========
Proceeds from shares sold         $  601,311    $  422,450         $ 27,920,545         $12,813,766    $   202,985    $ 2,602,152
Proceeds from shares issued
     in reinvestment of
     distributions..............      66,677         1,516               53,068                   -        910,159      1,912,379
                                  ----------    ----------         ------------         -----------    -----------    -----------
                                     667,988       423,966           27,973,613          12,813,766      1,113,144      4,514,531
Cost of shares redeemed.........    (149,417)     (103,786)         (27,973,073)         (9,411,105)    (5,877,004)    (8,711,362)
                                  ----------    ----------         ------------         -----------    -----------    -----------
     Net increase (decrease)....  $  518,571    $  320,180         $        540         $ 3,402,661    $(4,763,860)   $(4,196,831)
                                  ===========   ==========         ============         ===========    ===========    ===========


CLASS Y                                                                 YEAR ENDED
                                                                     DECEMBER 31, 2000
                                       ----------------------------------------------------------------------------------
                                              DAVIS            DAVIS                             DAVIS             DAVIS
                                             GROWTH          GOVERNMENT         DAVIS          CONVERTIBLE         REAL
                                           OPPORTUNITY          BOND          FINANCIAL        SECURITIES         ESTATE
                                              FUND              FUND            FUND             FUND              FUND
                                              ----              ----            ----             ----              ----
Shares sold.......................          175,608            21,233           435,460          25,724            77,705
Shares issued in reinvestment
     of distributions.............           51,778                60            27,899          53,183            81,549
                                        -----------         ---------      ------------    ------------      ------------
                                            227,386            21,293           463,359          78,907           159,254
Shares redeemed...................           (5,812)           (3,644)         (133,547)       (191,955)         (549,858)
                                        -----------         ---------      ------------    ------------      ------------
     Net increase (decrease)......          221,574            17,649           329,812        (113,048)         (390,604)
                                        ===========         =========      ============    ============      ============

Proceeds from shares sold.........      $ 4,068,499         $ 116,395      $ 14,402,907    $    696,288      $  1,517,233
Proceeds from shares issued in
     reinvestment of
     distributions................          905,087               331           928,750       1,351,686         1,685,446
                                        -----------         ---------      ------------    ------------      ------------
                                          4,973,586           116,726        15,331,657       2,047,974         3,202,679
Cost of shares redeemed...........         (133,395)          (20,589)       (4,037,438)     (4,715,817)       (9,982,817)
                                        -----------         ---------      ------------    ------------      ------------
     Net increase (decrease)......      $ 4,840,191         $  96,137      $ 11,294,219    $ (2,667,843)     $ (6,780,138)
                                        ===========         =========      ============    ============      ============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2001

================================================================================
NOTE 6 - EXPENSES PAID INDIRECTLY

    Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $1,143, $198, $3,892, $140, $6,855 and $3,315 for Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively, during the year ended December 31, 2001.

NOTE 7 - RESTRICTED SECURITIES

    Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted securities in Davis Growth Opportunity Fund was $720,000, or 0.35% of the Fund's net assets as of December 31, 2001. Securities is as follows:

                                                                                    Valuation per Unit
                                       Acquisition                                  as of December 31,
Fund             Security                 Date       Shares/Par   Cost per Unit            2001
----             --------                 ----       ----------   -------------     ------------------
Davis Growth
Opportunity      LogicVision, Inc.      01/28/00      117,647      $    8.50          $       6.12

NOTE 8 - BANK BORROWINGS

    Davis Financial Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other Davis Funds in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the overnight Federal Funds Rate plus 0.75%. At December 31, 2001, Davis Financial Fund had borrowings outstanding of $8,566,000, the interest rate was 2.50%.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND

================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A
                                                                          YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------
                                                              2001         2000        1999         1998       1997
                                                              ----         ----        ----         ----       ----

Net Asset Value, Beginning of Period..................      $  18.60     $  22.17    $  21.96    $  22.49    $ 18.93
                                                            --------     --------    --------    ---------   -------
Income (Loss) From Investment Operations
   Net Investment Loss................................         (0.07)       (0.11)      (0.10)      (0.09)     (0.10)
   Net Realized and Unrealized Gains (Losses).........         (1.44)        2.22        5.96        0.59       5.34
                                                            --------     --------    --------    ---------   -------
       Total From Investment Operations...............         (1.51)        2.11        5.86        0.50       5.24
                                                            --------     --------    --------    ---------   -------

Distributions
   Distributions from Realized Gains..................         (0.27)       (5.68)      (5.65)      (1.03)     (1.68)
   Distributions in Excess of Net Realized Gains......         (0.01)           -           -           -          -
                                                            --------     --------    --------    ---------   -------
       Total Distributions............................         (0.28)       (5.68)      (5.65)      (1.03)     (1.68)
                                                            --------     --------    --------    ---------   -------
Net Asset Value, End of Period........................      $  16.81     $  18.60    $  22.17    $  21.96    $ 22.49
                                                            ========     ========    ========    =========   =======

Total Return(1).......................................       (8.06)%       11.49%      31.45%       2.32%     27.70%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)...........      $101,057      $83,607     $67,871     $52,212    $48,386
   Ratio of Expenses to Average Net Assets............         1.23%        1.19%       1.29%       1.32%      1.27%
   Ratio of Net Investment Loss to
     Average Net Assets...............................       (0.50)%      (0.59)%     (0.50)%     (0.38)%    (0.58)%
   Portfolio Turnover Rate(2).........................        40.96%       60.06%     100.30%      18.03%     19.33%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND

================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B
                                                                           YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------
                                                            2001         2000         1999         1998         1997
                                                            ----         ----         ----         ----         ----
Net Asset Value, Beginning of Period.................    $  17.05     $  20.95      $  21.18     $  21.88     $  18.58
                                                         --------     --------      --------     --------     --------
Income (Loss) From Investment  Operations
   Net Investment Loss...............................       (0.18)       (0.23)        (0.26)       (0.26)       (0.25)
   Net Realized and Unrealized Gains (Losses)........       (1.35)        2.01          5.68         0.59         5.23
                                                         --------     --------      --------     --------     --------
       Total From Investment Operations..............       (1.53)        1.78          5.42         0.33         4.98
                                                         --------     --------      --------     --------     --------
Distributions
   Distributions from Realized Gains.................       (0.27)       (5.68)        (5.65)       (1.03)       (1.68)
   Distributions  in Excess of Net  Realized Gains...       (0.01)        -             -            -            -
                                                         --------     --------      --------     --------     --------
       Total Distributions...........................       (0.28)       (5.68)        (5.65)       (1.03)       (1.68)
                                                         --------     --------      --------     --------     --------
Net Asset Value, End of Period.......................    $  15.24     $  17.05      $  20.95     $  21.18     $  21.88
                                                         ========     ========      ========     ========     ========
Total Return(1) .....................................     (8.92)%       10.57%        30.42%        1.61%       26.82%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)..........     $69,903      $66,271       $52,234      $60,587      $61,383
   Ratio of Expenses to Average Net Assets...........       2.06%        2.08%         2.16%        2.10%      2.09%(2)
   Ratio of Net Investment Loss to Average
     Net Assets......................................     (1.33)%      (1.48)%       (1.37)%      (1.16)%      (1.40)%
   Portfolio Turnover Rate(3)........................      40.96%       60.06%       100.30%       18.03%       19.33%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.08% for 1997.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.







SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND

================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C
                                                                                                        AUGUST 15, 1997
                                                                                                          (INCEPTION
                                                                                                           OF CLASS)
                                                                   YEAR ENDED DECEMBER 31,                  THROUGH
                                                       ----------------------------------------------     DECEMBER 31,
                                                          2001          2000        1999      1998            1997
                                                          ----          ----        ----      ----            ----

Net Asset Value, Beginning of Period...............    $  17.76    $  21.62    $  21.71    $  22.43        $  25.56
                                                       --------    --------    --------    --------        --------
Income  (Loss) From Investment Operations
   Net Investment Loss.............................       (0.13)      (0.17)      (0.22)      (0.30)          (0.04)
   Net Realized and Unrealized Gains (Losses)......       (1.46)       1.99        5.78        0.61           (1.41)
                                                       --------    --------    --------    --------        --------
       Total From Investment Operations............       (1.59)       1.82        5.56        0.31           (1.45)
                                                       --------    --------    --------    --------        --------
Dividends and Distributions
   Distributions from Realized Gains...............       (0.27)      (5.68)      (5.65)      (1.03)          (1.68)
   Distributions in Excess of Net..................       (0.01)       -           -           -               -
                                                       --------    --------    --------    --------        --------
Realized Gains.....................................
       Total Distributions.........................       (0.28)      (5.68)      (5.65)      (1.03)          (1.68)
                                                       --------    --------    --------    --------        --------
Net Asset Value, End of Period.....................    $  15.89    $  17.76    $  21.62    $  21.71        $  22.43
                                                       ========    ========    ========    ========        ========

Total Return(1)....................................     (8.90)%      10.42%      30.32%       1.48%         (5.66)%

Ratios/Supplemental Data

   Net Assets, End of Period (000 omitted).........     $30,879     $13,326      $5,041      $3,644          $2,585
   Ratio of Expenses to Average Net Assets.........       2.08%       2.15%     2.34%(2)      2.27%          2.19%*
   Ratio of Net Investment Loss to
     Average  Net Assets...........................     (1.35)%     (1.55)%     (1.54)%     (1.33)%        (1.51)%*
   Portfolio Turnover Rate(3)......................      40.96%      60.06%     100.30%      18.03%          19.33%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.33% for 1999.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

 *  Annualized




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND

================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                                                      SEPTEMBER 18, 1997
                                                                                                          (INCEPTION
                                                                                                           OF CLASS)
                                                                    YEAR ENDED DECEMBER 31,                 THROUGH
                                                       ---------------------------------------------       DECEMBER 31,
                                                         2001         2000        19994       1998            1997
                                                         ----         ----        -----       ----            ----
Net Asset Value, Beginning of Period..............     $  18.83     $  22.31    $  21.96    $  22.52       $  27.19
                                                       --------     --------    --------    --------       --------
Income (Loss) From Investment Operations
   Net Investment Loss............................        (0.03)       (0.04)      (0.03)      (0.14)          -
   Net Realized and Unrealized Gains (Losses).....        (1.45)        2.24        6.03        0.61          (2.99)
                                                       --------     --------    --------    --------       --------
       Total From Investment Operations...........        (1.48)        2.20        6.00        0.47          (2.99)
                                                       --------     --------    --------    --------       --------
Dividends and Distributions
   Distributions from Realized Gains..............        (0.27)       (5.68)      (5.65)      (1.03)         (1.68)
   Distributions in Excess of Net Realized Gains..        (0.01)        -           -           -              -
                                                       --------     --------    --------    --------       --------
       Total Distributions........................        (0.28)       (5.68)      (5.65)      (1.03)         (1.68)
                                                       --------     --------    --------    --------       --------
Net Asset Value, End of Period....................     $  17.07     $  18.83    $  22.31    $  21.96       $  22.52
                                                       ========     ========    ========    ========       ========
TOTAL RETURN(1) ..................................        (7.81)%      11.83%      32.16%       2.18%        (10.98)%

Ratios/supplemental Data
   Net Assets, End of Period (000 omitted)........       $4,309       $4,176          $5         $73            $94
   Ratio of Expenses to Average Net Assets........         0.91%        0.93%       1.06%(2)    1.33%(2)       1.01%*
   Ratio of Net Investment Loss to Average
      Net Assets..................................        (0.18)%      (0.33)%     (0.26)%     (0.38)%        (0.33)%*
   Portfolio Turnover Rate(3).....................        40.96%       60.06%     100.30%      18.03%         19.33%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.05% and 1.32% for 1999 and 1998, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Per share calculations other than distributions were based on average shares outstanding for the period.

*   Annualized




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND

================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A
                                                                             YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------------
                                                            2001         2000         1999          1998         1997
                                                            ----         ----         ----          ----         ----
Net Asset Value, Beginning of Period....................  $   5.60     $   5.38     $   5.90      $   5.87     $   5.76
                                                          --------     --------     --------      --------     --------
Income (Loss) From Investment Operations
   Net Investment Income................................      0.26         0.29         0.28          0.29         0.33
   Net Realized and Unrealized Gains (Losses)...........      0.08         0.22        (0.48)         0.07         0.11
                                                          --------     --------     --------      --------     --------
       Total From Investment Operations.................      0.34         0.51        (0.20)         0.36         0.44
                                                          --------     --------     --------      --------     --------
Dividends and Distributions
   Net Investment Income................................     (0.26)       (0.29)       (0.28)        (0.29)       (0.33)
   Return of Capital....................................      -           -(4)         (0.04)        (0.04)        -
                                                          --------     --------     --------      --------     --------
       Total Dividend and Distributions.................     (0.26)       (0.29)       (0.32)        (0.33)       (0.33)
                                                          --------     --------     --------      --------     --------
Net Asset Value, End of Period..........................  $   5.68     $   5.60     $   5.38      $   5.90     $   5.87
                                                          ========     ========     ========      ========     ========
Total Return(1).........................................      6.27%        9.81%       (3.47)%        6.31%        7.92%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)..............   $18,198      $15,548      $18,002       $21,285      $17,589
   Ratio of Expenses to Average Net Assets .............      1.22%        1.27%        1.20%         1.43%        1.27%(2)
   Ratio of Net Investment Income to Average Net Assets.      4.59%        5.33%        5.07%         4.87%        5.82%
   Portfolio Turnover Rate(3)...........................    149.03%      140.66%      150.54%        18.40%       24.35%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.26% for 1997.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Less than $0.005 per share.




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND

================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B
                                                                                YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------------------------
                                                               2001         2000          1999         1998         1997
                                                               ----         ----          ----         ----         ----
Net Asset Value, Beginning of Period....................     $   5.58     $   5.37      $   5.88     $   5.86     $   5.75
                                                             --------     --------      --------     --------     --------
Income (Loss) From Investment Operations
   Net Investment Income................................         0.23         0.24          0.24         0.27         0.29
   Net Realized and Unrealized Gains (Losses)...........         0.07         0.21         (0.48)        0.04         0.11
                                                             --------     --------      --------     --------     --------
       Total From Investment Operations.................         0.30         0.45         (0.24)        0.31         0.40
                                                             --------     --------      --------     --------     --------
Dividends and Distributions
   Net Investment Income................................        (0.22)       (0.24)        (0.23)       (0.27)       (0.29)
   Return of Capital....................................         -           -(4)          (0.04)       (0.02)        -
                                                             --------     --------      --------     --------     --------
       Total Dividend and Distributions.................        (0.22)       (0.24)        (0.27)       (0.29)       (0.29)
                                                             --------     --------      --------     --------     --------
Net Asset Value, End of Period..........................     $   5.66     $   5.58      $   5.37     $   5.88     $   5.86
                                                             ========     ========      ========     ========     ========
Total Return(1).........................................         5.48%        8.80%        (4.12)%       5.38%        7.12%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)..............      $37,541      $17,331       $28,344      $36,005      $12,703
   Ratio of Expenses to Average Net Assets .............         1.94%        2.00%         1.95%        2.18%(2)     2.01%(2)
   Ratio of Net Investment Income to Average Net Assets.         3.87%        4.60%         4.32%        4.13%        5.07%
   Portfolio Turnover Rate(3)...........................       149.03%      140.66%       150.54%       18.40%       24.35%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.17% and 2.00% for 1998 and 1997, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Less than $0.005 per share.





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND

================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                                                              AUGUST 19, 1997
                                                                                                                (INCEPTION
                                                                                                                 OF CLASS)
                                                                            YEAR ENDED DECEMBER 31,               THROUGH
                                                                --------------------------------------------    DECEMBER 31,
                                                                  2001         1999        1998       1997        2000
                                                                  ----         ----        ----       ----        ----
Net Asset Value, Beginning of Period......................      $   5.60     $   5.39    $   5.90   $   5.88    $   5.79
                                                                --------     --------    --------   --------    --------
Income (Loss) From Investment Operations
   Net Investment Income..................................          0.23         0.24        0.23       0.27        0.08
   Net Realized and Unrealized Gains (Losses).............          0.07         0.21       (0.47)      0.04        0.09
                                                                --------     --------    --------   --------    --------
       Total From Investment Operations...................          0.30         0.45       (0.24)      0.31        0.17
                                                                --------     --------    --------   --------    --------
Dividends and Distributions
   Net Investment Income..................................         (0.22)       (0.24)      (0.23)     (0.27)      (0.08)
   Return of Capital......................................          -           -(4)        (0.04)     (0.02)       -
                                                                --------     --------    --------   --------    --------
       Total Dividend and Distributions...................         (0.22)       (0.24)      (0.27)     (0.29)      (0.08)
                                                                --------     --------    --------   --------    --------
Net Asset Value, End of Period............................      $   5.68     $   5.60    $   5.39   $   5.90    $   5.88
                                                                ========     ========    ========   =========   ========
Total Return1.............................................          5.44%        8.75%      (4.15)%     5.42%       2.97%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)................       $12,335       $2,872      $4,791     $8,178        $215
   Ratio of Expenses to Average Net Assets................          1.96%        2.07%       1.96%      2.18%       1.97%*(2)
   Ratio of Net Investment Income to Average Net Assets...          3.85%        4.53%       4.31%      4.12%       5.11%*
   Portfolio Turnover Rate(3).............................        149.03%      140.66%     150.54%     18.40%      24.35%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.96% for 1997.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Less than $0.005 per share.

*  Annualized





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND

================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y
                                                                                                            SEPTEMBER 1, 1998
                                                                                                                (INCEPTION
                                                                                                                 OF CLASS)
                                                                         YEAR ENDED DECEMBER 31,                  THROUGH
                                                              ----------------------------------------         DECEMBER 31,
                                                                 2001           2000           1999(3)             1998
                                                                 ----           ----           ----                ----
Net Asset Value, Beginning of Period.......................    $   5.64       $   5.42        $   5.92          $   5.92
                                                               --------       --------        --------          --------
Income (Loss) From Investment Operations
   Net Investment Income...................................        0.29           0.31            0.24              0.07
   Net Realized and Unrealized Gains (Losses) .............        0.07           0.22           (0.40)             0.02
                                                               --------       --------        --------          --------
       Total From Investment Operations....................        0.36           0.53           (0.16)             0.09
                                                               --------       --------        --------          --------
Dividends and Distributions
   Net Investment Income...................................       (0.28)         (0.31)          (0.30)            (0.07)
   Return of Capital.......................................        -             -(4)            (0.04)            (0.02)
                                                               --------       --------        --------          --------
       Total Dividend and Distributions....................       (0.28)         (0.31)          (0.34)            (0.09)
                                                               --------       --------        --------          --------
Net Asset Value, End of Period.............................    $   5.72       $   5.64        $   5.42          $   5.92
                                                               ========       ========        ========          ========
Total Return(1)............................................        6.54%         10.08%          (2.73)%            1.59%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)................        $438           $117             $17              $352
   Ratio of Expenses to Average Net Assets ................        0.96%          1.02%           0.92%             1.05%*
   Ratio of Net Investment Income to Average Net Assets....        4.85%          5.58%           5.35%             5.25%*
   Portfolio Turnover Rate(2)..............................      149.03%        140.66%         150.54%            18.40%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Per share calculations other than distributions were based on average shares outstanding for the period.

(4) Less than $0.005 per share.

*  Annualized




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT MONEY MARKET FUND

================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASSES A, B, C & Y
                                                                           YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------------------
                                                        2001         2000          1999          1998          1997
                                                        ----         ----          ----          ----          ----
Net Asset Value, Beginning of Period..............    $ 1.000       $ 1.000       $ 1.000       $ 1.000      $ 1.000
                                                      -------       -------       -------       -------      -------
Income From Investment Operations
    Net Investment Income.........................       .037          .058          .044          .048         .049

Dividends
    Net Investment Income.........................      (.037)        (.058)        (.044)        (.048)       (.049)
                                                      -------       -------       -------       -------      -------
Net Asset Value, End of Period....................    $ 1.000       $ 1.000       $ 1.000       $ 1.000      $ 1.000
                                                      =======       =======       =======       =======      =======
Total Return(1) ..................................       3.77%         5.91%         4.51%         4.94%        5.02%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted)......   $505,713      $559,216      $553,977      $514,474     $464,459
     Ratio of Expenses to Average Net Assets......       0.59%         0.59%         0.61%         0.61%        0.57%
     Ratio of Net  Investment Income to Average
         Net Assets...............................       3.75%         5.77%         4.52%         4.84%        4.92%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A
                                                                                 YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------------------------
                                                               2001           2000         1999        1998         1997
                                                               ----           ----         ----        ----         ----
Net Asset Value, Beginning of Period.......................  $  36.30       $  29.07     $  29.32    $  25.68     $  18.06
                                                             --------       --------     --------    --------     --------
Income (Loss) From Investment Operations
   Net Investment Income (Loss)............................     (0.06)         (0.06)        0.11        0.09         0.13
   Net Realized and Unrealized Gains (Losses)..............     (3.26)          9.22        (0.36)       3.55         7.92
                                                             --------       --------     --------    --------     --------
       Total From Investment Operations....................     (3.32)          9.16        (0.25)       3.64         8.05
                                                             --------       --------     --------    --------     --------
Dividends and Distributions
   Net Investment Income...................................      -              -            -           -           (0.13)
   Distributions from Realized Gains.......................      -             (1.91)        -           -           (0.30)
   Distribution in Excess of Net Realized Gains............      -             (0.02)        -           -            -
                                                             --------       --------     --------    --------     --------
       Total Dividend and Distributions....................      -             (1.93)        -           -           (0.43)
                                                             --------       --------     --------    --------     --------
Net Asset Value, End of Period.............................  $  32.98       $  36.30     $  29.07    $  29.32     $  25.68
                                                             ========       ========     ========    ========     ========
Total Return(1)............................................     (9.15)%        32.16%      (0.85)%      14.17%       44.53%
Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted).................  $600,540       $637,882     $425,584    $460,799     $292,059

   Ratio of Expenses to Average Net Assets.................      1.08%          1.05%        1.04%      1.07%(2)      1.07%
   Ratio of Net Investment Income (Loss) to Average Net
           Assets..........................................     (0.20)%        (0.21)%       0.36%       0.34%        0.77%
   Portfolio Turnover Rate(3)..............................     17.80%         34.72%       17.55%      11.37%        6.23%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.06% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                                                              YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------------
                                                              2001         2000        1999        1998         1997
                                                              ----         ----        ----        ----         ----
Net Asset Value, Beginning of Period.....................   $  34.85     $  28.22    $  28.71    $  25.36      $  17.91
                                                            --------     --------    --------    --------      --------
Income (Loss) From Investment Operations
   Net Investment Loss...................................      (0.33)       (0.31)      (0.16)      (0.12)        (0.01)
   Net Realized and Unrealized Gains (Losses)............      (3.13)        8.87       (0.33)       3.47          7.76
                                                            --------     --------    --------    --------      --------
       Total From Investment Operations..................      (3.46)        8.56       (0.49)       3.35          7.75
                                                            --------     --------    --------    --------      --------
Dividends and Distributions
   Distributions from Realized Gains.....................       -           (1.91)       -           -            (0.30)
   Distribution  in Excess of Net Realized Gains ........       -           (0.02)       -           -             -
                                                            --------     --------    --------    --------      --------
       Total Dividend and Distributions..................       -           (1.93)       -           -            (0.30)
                                                            --------     --------    --------    --------      --------
Net Asset Value, End of Period...........................   $  31.39     $  34.85    $  28.22    $  28.71      $  25.36
                                                            ========     ========    ========    ========      ========
Total Return(1)..........................................      (9.93)%      31.00%      (1.71)%     13.21%        43.25%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)...............   $415,607     $447,199    $376,541    $419,145      $193,257
   Ratio of Expenses to Average Net Assets...............       1.90%        1.95%       1.90%       1.93%(2)      1.97%
   Ratio of Net Investment Loss to Average Net Assets....      (1.02)%      (1.11)%     (0.50)%     (0.52)%       (0.12)%
   Portfolio Turnover Rate(3)............................      17.80%       34.72%      17.55%      11.37%         6.23%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.92% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C
                                                                                                               AUGUST 12, 1997
                                                                                                                  (INCEPTION
                                                                                                                   OF CLASS)
                                                                         YEAR ENDED DECEMBER 31,                    THROUGH
                                                            -------------------------------------------------    DECEMBER 31,
                                                              2001          2000         1999         1998           1997
                                                              ----          ----         ----         ----           ----
Net Asset Value, Beginning of Period.....................   $  35.40      $  28.63     $  29.12     $  25.71       $  23.76
                                                            --------      --------     --------     --------       --------
Income (Loss) From Investment Operations
   Net Investment Loss...................................      (0.32)        (0.27)       (0.15)       (0.10)          -
   Net Realized and Unrealized Gains (Losses)............      (3.20)         8.97        (0.34)        3.51           2.25
                                                            --------      --------     --------     --------       --------
       Total From Investment Operations..................      (3.52)         8.70        (0.49)        3.41           2.25
                                                            --------      --------     --------     --------       --------
Dividends and Distributions
   Distributions from Realized Gains.....................       -            (1.91)        -            -             (0.30)
   Distribution in Excess of Net Realized Gains .........       -            (0.02)        -            -              -
                                                            --------      --------     --------     --------       --------
       Total Dividend and Distributions..................       -            (1.93)        -            -             (0.30)
                                                            --------      --------     --------     --------       --------
Net Asset Value, End of Period...........................   $  31.88      $  35.40     $  28.63     $  29.12       $  25.71
                                                            ========      ========     ========     ========       ========
Total Return(1)..........................................      (9.94)%       31.04%       (1.68)%      13.26%          9.45%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)...............   $145,817      $142,081      $89,128      $92,513        $19,515
   Ratio of Expenses to Average Net Assets ..............       1.90%         1.93%        1.89%        1.91%          1.93%*
   Ratio of Net Investment Loss to Average Net Assets ...      (1.02)%       (1.09)%      (0.49)%      (0.51)%        (0.09)%*
   Portfolio Turnover Rate(2)............................      17.80%        34.72%       17.55%       11.37%          6.23%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y
                                                                                                               MARCH 10, 1997
                                                                                                                 (INCEPTION
                                                                                                                  OF CLASS)
                                                                           YEAR ENDED DECEMBER 31,                 THROUGH
                                                               ----------------------------------------------    DECEMBER 31,
                                                                 2001          2000        1999        1998         1997
                                                                 ----          ----        ----        ----         ----
Net Asset Value, Beginning of Period.......................    $  36.56      $  29.21    $  29.40    $  25.66     $  20.32
                                                               --------      --------    --------    --------     --------
Income (Loss) From Investment Operations
   Net Investment Income (Loss)............................        -(4)         (0.01)       0.20        0.14         0.09
   Net Realized and Unrealized Gains (Losses)..............       (3.29)         9.29       (0.39)       3.60         5.74
                                                               --------      --------    --------    --------     --------
       Total From Investment Operations....................       (3.29)         9.28       (0.19)       3.74         5.83
                                                               --------      --------    --------    --------     --------
Dividends and Distributions
   Net Investment Income...................................        -             -           -           -           (0.19)
   Distributions from Realized Gains.......................        -            (1.91)       -           -           (0.30)
   Distribution in Excess of Net Realized Gains............        -            (0.02)       -           -            -
                                                               --------      --------    --------    --------     --------
       Total Dividend and Distributions....................        -            (1.93)       -           -           (0.49)
                                                               --------      --------    --------    --------     --------
Net Asset Value, End of Period.............................    $  33.27      $  36.56    $  29.21    $  29.40     $  25.66
                                                               ========      ========    ========    ========     ========
Total Return(1)............................................       (9.00)%       32.42%      (0.65)%     14.58%       28.66%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted).................     $23,266       $22,394      $8,260     $10,453       $3,805
   Ratio of Expenses to Average Net Assets ................        0.87%         0.89%       0.86%       0.83%(2)     0.79%*
   Ratio of Net Investment Income (Loss) to Average Net
       Assets..............................................        0.01%        (0.05)%      0.54%       0.58%        1.06%*
   Portfolio Turnover Rate(3)..............................       17.80%        34.72%      17.55%      11.37%        6.23%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 0.82% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4)  Less than $0.005 per share.

*    Annualized





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND

================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                                2001          2000           1999         1998        1997
                                                                ----          ----           ----         ----        ----
Net Asset Value, Beginning of Period......................    $  23.96      $  25.21       $  23.76     $  25.26    $  21.22
                                                              --------      --------       --------     --------    --------
Income (Loss) From Investment Operations
   Net Investment Income..................................        0.76          0.80           0.77         0.77        0.67
   Net Realized and Unrealized Gains (Losses).............       (2.57)        (1.01)          2.22        (1.23)       5.33
                                                              --------      --------       --------     --------    --------
       Total From Investment Operations...................       (1.81)        (0.21)          2.99        (0.46)       6.00
                                                              --------      --------       --------     --------    --------
Dividends and Distributions
   Net Investment Income..................................       (0.76)        (0.83)         (0.76)       (0.76)      (0.67)
   Distributions from Realized Gains......................        -            (0.19)         (0.77)       (0.27)      (1.22)
   Return of Capital......................................       (0.03)        (0.02)         (0.01)       (0.01)      (0.07)
                                                              --------      --------       --------     --------    --------
       Total Dividend and Distributions...................       (0.79)        (1.04)         (1.54)       (1.04)      (1.96)
                                                              --------      --------       --------     --------    --------
Net Asset Value, End of Period............................    $  21.36      $  23.96       $  25.21     $  23.76    $  25.26
                                                              ========      ========       ========     ========    ========
Total Return(1)...........................................       (7.56)%       (0.97)%        12.97%       (1.79)%     28.68%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)................     $89,077      $102,702       $117,308     $132,856     $90,107
   Ratio of Expenses to Average Net Assets................        1.09%         1.07%          1.12%        1.16%(2)    1.08%(2)
   Ratio of Net Investment Income to Average
       Net Assets.........................................        3.31%         3.02%          2.99%        3.27%       3.00%
   Portfolio Turnover Rate(3).............................       20.38%        24.50%         32.99%       14.43%      23.68%

(1) Assumes hypothetical investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.15% and 1.07% for 1998 and 1997, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND

================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B
                                                                                 YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2001         2000        1999         1998         1997
                                                                ----         ----        ----         ----         ----
Net Asset Value, Beginning of Period.......................   $  23.74     $  24.98    $  23.55     $  25.03     $  21.05
                                                              --------     --------    --------     --------     --------
Income (Loss) From Investment Operations
   Net Investment Income...................................       0.54         0.55        0.53         0.56         0.44
   Net Realized and Unrealized Gains (Losses)..............      (2.55)       (0.99)       2.22        (1.22)        5.26
                                                              --------     --------    --------     --------     --------
       Total From  Investment Operations ..................      (2.01)       (0.44)       2.75        (0.66)        5.70
                                                              --------     --------    --------     --------     --------
Dividends and Distributions
   Net Investment Income...................................      (0.54)       (0.59)      (0.54)       (0.54)       (0.44)
   Distributions from Realized Gains.......................       -           (0.19)      (0.77)       (0.27)       (1.22)
   Return of Capital.......................................      (0.03)       (0.02)      (0.01)       (0.01)       (0.06)
                                                              --------     --------    --------     --------     --------
       Total Dividend and Distributions....................      (0.57)       (0.80)      (1.32)       (0.82)       (1.72)
                                                              --------     --------    --------     --------     --------
Net Asset Value, End of Period.............................   $  21.16     $  23.74    $  24.98     $  23.55     $  25.03
                                                              ========     ========    ========     ========     ========
Total Return(1)............................................      (8.47)%      (1.86)%     12.01%       (2.62)%      27.35%
Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted).................    $57,692      $71,789     $86,623      $90,827      $35,536
   Ratio of Expenses to Average Net Assets.................       2.01%(2)     2.02%(2)    2.01%        2.04%(2)     2.11%(2)
   Ratio of Net Investment Income to Average Net Assets....       2.40%        2.08%       2.10%        2.39%        2.09%
   Portfolio Turnover Rate(3)..............................      20.38%       24.50%      32.99%       14.43%       23.68%


(1) Assumes hypothetical investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.00%, 2.01%, 2.03% and 2.10% for 2001, 2000, 1998 and 1997,
    respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND

================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                                                        AUGUST 12, 1997
                                                                                                           (INCEPTION
                                                                                                            OF CLASS)
                                                                  YEAR ENDED DECEMBER 31,                    THROUGH
                                                      -----------------------------------------------     DECEMBER 31,
                                                        2001         2000        1999          1998           1997
                                                        ----         ----        ----          ----           ----
Net Asset Value, Beginning of Period...............   $  24.06     $  25.31    $  23.86      $  25.36       $  24.91
                                                      --------     --------    --------      --------       --------
Income (Loss) From Investment Operations
   Net Investment Income...........................       0.55         0.56        0.55          0.59           0.11
   Net Realized and Unrealized Gains (Losses)......      (2.58)       (1.00)       2.23         (1.26)          1.72
                                                      --------     --------    --------      --------       --------
       Total From  Investment operations ..........      (2.03)       (0.44)       2.78         (0.67)          1.83
                                                      --------     --------    --------      --------       --------
Dividends and Distributions
   Net Investment Income...........................      (0.55)       (0.60)      (0.55)        (0.55)         (0.11)
   Distributions from Realized Gains...............        -          (0.19)      (0.77)        (0.27)         (1.22)
   Return of Capital...............................      (0.03)       (0.02)      (0.01)        (0.01)         (0.05)
                                                      --------     --------    --------      --------       --------
       Total Dividend and Distributions............      (0.58)       (0.81)      (1.33)        (0.83)         (1.38)
                                                      --------     --------    --------      --------       --------
Net Asset Value, End of Period.....................   $  21.45     $  24.06    $  25.31      $  23.86       $  25.36
                                                      ========     ========    ========      ========       ========
Total Return(1)....................................      (8.44)%      (1.83)%     11.98%        (2.61)%         7.38%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted).........    $12,717      $15,983     $18,936       $26,406         $6,296
   Ratio of Expenses to Average Net Assets.........       2.02%        2.01%(2)    2.01%         2.03%(2)       2.08%*(2)
   Ratio of Net Investment Income to Average
       Net Assets..................................       2.38%        2.09%       2.10%         2.40%          2.01%*
   Portfolio Turnover Rate(3)......................      20.38%       24.50%      32.99%        14.43%         23.68%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.00%, 2.02% and 2.07% for 2000, 1998 and 1997,
    respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND

================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y
                                                                                  YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------
                                                                 2001         2000        1999         1998          1997
                                                                 ----         ----        ----         ----          ----
Net Asset Value, Beginning of Period........................   $  24.05     $  25.29    $  23.84     $  25.34      $  21.29
                                                               --------     --------    --------     --------      --------
Income (Loss) From Investment Operations
   Net Investment Income....................................       0.82         0.86        0.82         0.89          0.69
   Net Realized and Unrealized Gains (Losses)...............      (2.61)       (1.00)       2.25        (1.27)         5.35
                                                               --------     --------    --------     --------      --------
       Total From  Investment Operations....................      (1.79)       (0.14)       3.07        (0.38)         6.04
                                                               --------     --------    --------     --------      --------
Dividends and Distributions
   Net Investment Income....................................      (0.82)       (0.89)      (0.84)       (0.85)        (0.69)
   Distributions from Realized Gains........................       -           (0.19)      (0.77)       (0.27)        (1.22)
   Return of Capital........................................      (0.01)       (0.02)      (0.01)        -            (0.08)
                                                               --------     --------    --------     --------      --------
       Total Dividend and Distributions.....................      (0.83)       (1.10)      (1.62)       (1.12)        (1.99)
                                                               --------     --------    --------     --------      --------
Net Asset Value, End of Period..............................   $  21.43     $  24.05    $  25.29     $  23.84      $  25.34
                                                               ========     ========    ========     ========      ========
Total Return(1).............................................      (7.43)%      (0.70)%     13.30%       (1.46)%       28.80%
Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)..................    $20,865      $28,865     $33,221      $30,536       $36,543
   Ratio of Expenses to Average Net Assets..................       0.88%        0.88%(2)    0.87%        0.86%(2)      0.95%
   Ratio of Net Investment Income to Average Net Assets.....       3.52%        3.22%       3.24%        3.57%         3.09%
   Portfolio Turnover Rate(3)...............................      20.38%       24.50%      32.99%       14.43%        23.68%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 0.87% and 0.85% for 2000 and 1998, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.






SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND

================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A
                                                                                 YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------------
                                                                 2001        2000         1999           1998          1997
                                                                 ----        ----         ----           ----          ----
Net Asset Value, Beginning of Period.......................    $  22.06    $  18.27     $  20.73       $  25.41      $  21.24
                                                               --------    --------     --------       --------      --------
Income (Loss) From Investment Operations
   Net Investment Income...................................        0.77        0.75         0.78           0.74          0.74
   Net Realized and Unrealized Gains (Losses)..............        0.45        3.88        (2.32)         (4.65)         4.51
                                                               --------    --------     --------       --------      --------
       Total From Investment Operations....................        1.22        4.63        (1.54)         (3.91)         5.25
                                                               --------    --------     --------       --------      --------
Dividends and Distributions
   Net Investment Income...................................       (0.77)      (0.75)       (0.78)         (0.74)        (0.74)
   Distributions from Realized Gains.......................        -           -            -             -             (0.27)
   Distribution in Excess of Net Investment Income ........       (0.22)      (0.09)       (0.14)         (0.03)        (0.07)
                                                               --------    --------     --------       --------      --------
Total Dividends and Distributions..........................       (0.99)      (0.84)       (0.92)         (0.77)        (1.08)
                                                               --------    --------     --------       --------      --------
Net Asset Value, End of Period.............................    $  22.29    $  22.06     $  18.27       $  20.73      $  25.41
                                                               ========    ========     ========       ========      ========
Total Return(1)............................................        5.66%      25.76%       (7.55)%       (15.56)%       25.08%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted).................    $167,043    $176,123     $147,835       $198,328      $147,488
   Ratio of Expenses to Average Net Assets.................        1.19%       1.17%(2)     1.21%          1.21%         1.18%
   Ratio of Net Investment Income to Average Net Assets....        3.41%       3.76%        3.82%          3.40%         3.40%
   Portfolio Turnover Rate(3)..............................       34.91%      17.68%       52.22%         19.14%        12.50%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.16% for 2000.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND

================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B
                                                                   YEAR ENDED DECEMBER 31,
                                                 ------------------------------------------------------------
                                                   2001         2000         1999         1998         1997
                                                   ----         ----         ----         ----         ----
Net Asset Value, Beginning of Period........     $  21.99     $  18.21     $  20.67     $  25.32     $  21.19
                                                 --------     --------     --------     --------     --------
Income (Loss) From Investment Operations
   Net Investment Income....................         0.56         0.58         0.61         0.56         0.54
   Net Realized and Unrealized Gains(Losses)         0.45         3.87        (2.32)       (4.63)        4.47
                                                 --------     --------     --------     --------     --------
       Total From  Investment Operations....         1.01         4.45        (1.71)       (4.07)        5.01
                                                 --------     --------     --------     --------     --------
Dividends and Distributions
   Net Investment Income....................        (0.56)       (0.58)       (0.61)       (0.56)       (0.54)
   Distributions from Realized Gains........         -            -            -            -           (0.27)
   Distributions in Excess of Net
       Investment Income ...................        (0.23)       (0.09)       (0.14)       (0.02)       (0.07)
                                                 --------     --------     --------     --------     --------
       Total Dividend and Distributions.....        (0.79)       (0.67)       (0.75)       (0.58)       (0.88)
                                                 --------     --------     --------     --------     --------
Net Asset Value, End of Period..............     $  22.21     $  21.99     $  18.21     $  20.67     $  25.32
                                                 ========     ========     ========     ========     ========
Total Return(1).............................         4.70%       24.74%       (8.37)%     (16.21)%      23.88%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted).      $87,899      $90,417      $93,585     $143,993     $114,283
   Ratio of Expenses to Average Net Assets..         1.99%        2.11%        2.06%        2.02%        2.04%
   Ratio of Net Investment Income to
       Average Net Assets...................         2.61%        2.81%        2.97%        2.59%        2.60%
   Portfolio Turnover Rate(2)...............        34.91%       17.68%       52.22%       19.14%       12.50%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND

================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C
                                                                                                 AUGUST 13, 1997
                                                                                                   (INCEPTION
                                                                                                    OF CLASS)
                                                               YEAR ENDED DECEMBER 31,               THROUGH
                                                       -----------------------------------------  DECEMBER 31,
                                                         2001       2000       1999       1998        1997
                                                         ----       ----       ----       ----        ----
Net Asset Value, Beginning of Period................   $  22.14   $  18.34   $  20.81   $  25.49     $  23.41
                                                       --------   --------   --------   --------     --------
Income (Loss) From Investment Operations
   Net Investment Income............................       0.56       0.58       0.61       0.53         0.18
   Net Realized and Unrealized Gains (Losses).......       0.47       3.89      (2.33)     (4.62)        2.42
                                                       --------   --------   --------   --------     --------
       Total From Investment Operations.............       1.03       4.47      (1.72)     (4.09)        2.60
                                                       --------   --------   --------   --------     --------
Dividends and Distributions
   Net Investment Income............................      (0.56)     (0.58)     (0.61)     (0.53)       (0.18)
   Distributions from Realized Gains................       -          -          -          -           (0.27)
   Distributions in Excess of Net Investment Income.      (0.24)     (0.09)     (0.14)     (0.06)       (0.07)
                                                       --------   --------   --------   --------     --------
       Total Dividend and Distributions.............      (0.80)     (0.67)     (0.75)     (0.59)       (0.52)
                                                       --------   --------   --------   --------     --------
Net Asset Value, End of Period......................   $  22.37   $  22.14   $  18.34   $  20.81     $  25.49
                                                       ========   ========   ========   ========     ========
Total Return(1) ....................................       4.75%     24.71%     (8.34)%   (16.20)%      11.12%
Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)..........    $39,165    $36,084    $29,952    $34,336       $8,322
   Ratio of Expenses to Average Net Assets..........       1.97%(2)   2.03%(2)   2.01%      2.02%        2.03%*
   Ratio of Net Investment Income to Average Net
       Assets.......................................       2.64%      2.90%      3.02%      2.59%        2.56%*
   Portfolio Turnover Rate(3).......................      34.91%     17.68%     52.22%     19.14%       12.50%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.96% and 2.02% for 2001 and 2000, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND

================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y
                                                                                 YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------
                                                                  2001         2000         1999         1998         1997
                                                                  ----         ----         ----         ----         ----
Net Asset Value, Beginning of Period..........................  $  22.20     $  18.38     $  20.86     $  25.56     $  21.37
                                                                --------     --------     --------     --------     --------
Income (Loss) From Investment Operations
   Net Investment Income......................................      0.85         0.83         0.80         0.83         0.79
   Net Realized and Unrealized Gains (Losses).................      0.44         3.91        (2.28)       (4.67)        4.54
                                                                --------     --------     --------     --------     --------
     Total From Investment Operations.........................      1.29         4.74        (1.48)       (3.84)        5.33
                                                                --------     --------     --------     --------     --------
Dividends and Distributions
   Net Investment Income......................................     (0.85)       (0.83)       (0.86)       (0.83)       (0.79)
   Distributions from Realized Gains..........................      -            -            -            -           (0.27)
   Distribution in Excess of Net Investment Income ...........     (0.22)       (0.09)       (0.14)       (0.03)       (0.08)
                                                                --------     --------     --------     --------     --------
     Total Dividends and Distributions........................     (1.07)       (0.92)       (1.00)       (0.86)       (1.14)
                                                                --------     --------     --------     --------     --------
Net Asset Value, End of Period................................  $  22.42     $  22.20     $  18.38     $  20.86     $  25.56
                                                                ========     ========     ========     ========     ========
Total Return(1)...............................................      5.95%       26.24%       (7.21)%     (15.20)%      25.29%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)....................   $39,203      $43,432      $43,136      $37,054      $27,147
   Ratio of Expenses to Average Net Assets....................      0.85%        0.89%        0.85%        0.83%(2)     1.00%
   Ratio of Net Investment Income to Average Net Assets.......      3.75%        4.03%        4.18%        3.79%        3.47%
   Portfolio Turnover Rate(3).................................     34.91%       17.68%       52.22%       19.14%       12.50%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 0.82% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
INDEPENDENT AUDITORS' REPORT

================================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS SERIES, INC.:

     We have audited the accompanying statements of assets and liabilities of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund (comprising the Davis Series, Inc.), including the schedules of investments, as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year in the period ended December 31, 1997 were audited by other auditors whose report dated February 13, 1998, expressed an unqualified opinion of this information.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund as of December 31, 2001, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP
------------------
KPMG LLP




Denver, Colorado
February 4, 2002

DAVIS SERIES, INC.
INCOME TAX INFORMATION (UNAUDITED)
December 31, 2001

================================================================================

    In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

DAVIS GROWTH OPPORTUNITY FUND

    Distributions of $0.28 per share were paid to Class A, Class B, Class C and Class Y shareholders during the calendar year 2001, of which $0.10 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

    Dividends paid by the Fund during the calendar year ended 2001 which are not designated as capital gain distributions should be multiplied by 4% to arrive at the net amount eligible for the corporate dividend-received deduction.

DAVIS GOVERNMENT BOND FUND

    None of the dividends paid by the Fund during the calendar year ended 2001 are eligible for the corporate dividend-received deduction.

DAVIS CONVERTIBLE SECURITIES FUND

    Distributions of $0.79, $0.5729, $0.583 and $0.8337 per share were paid to Class A, Class B, Class C and Class Y shareholders during the calendar year 2001.

    Dividends paid by the Fund during the calendar year ended 2001 which are not designated as capital gain distributions should be multiplied by 92% to arrive at the net amount eligible for the corporate dividend-received deduction.

DAVIS REAL ESTATE FUND

    Distributions of $0.99, $0.7946, $0.8024 and $1.0675 per share were paid to Class A, Class B, Class C and Class Y shareholders during the calendar year ended 2001.

    Dividends paid by the Fund during the calendar year ended 2001 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assists shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

                                    DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until the age of 72, or until his or her resignation, death or removal.

                                                                                  NUMBER OF
                                    TERM OF                                       PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                      FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING           OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS                DIRECTOR         DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

WESLEY E.          Director         director       President of Bass &                 12          none stated
BASS JR.                            since 1990     Associates (financial
(born 8/21/31)                                     consulting); formerly
                                                   First Deputy City Treasurer,
                                                   City of Chicago; and
                                                   Executive Vice President,
                                                   Chicago Title and Trust
                                                   Company (bank and trust).

MARC P. BLUM       Director         director       Chief Executive                     12          Director, Mid-Atlantic Realty
(born 9/9/42)                       since 1986     Officer, World Total                            Trust (real estate investment
                                                   Return Fund, LLP; Of                            trust), Legg Mason Trust
                                                   Counsel to Gordon,                              (asset management company) and
                                                   Feinblatt, Rothman,                             Rodney Trust Company
                                                   Hoffberger and                                  (Delaware); Trustee, College
                                                   Hollander, LLC (law                             of Notre Dame of Maryland,
                                                   firm).                                          McDonogh School and other public
                                                                                                   charities, private foundations
                                                                                                   and businesses not affiliated
                                                                                                   with the Adviser and that have no
                                                                                                   material relationship with the
                                                                                                   Adviser or the Davis Funds other
                                                                                                   than that some of them are
                                                                                                   shareholders in one or more of
                                                                                                   the Davis Funds.

JERRY D. GEIST     Director         director       Chairman, Santa Fe                  12          Director, CH2M-Hill, Inc.
(born 5/23/34)                      since 1986     Center Enterprises;                             (engineering); Member,
                                                   Chairman, Energy &                              Investment Committee for
                                                   Technology Company,                             Microgeneration Technology
                                                   Ltd.                                            Fund, UTECH Funds.
                                                   Retired Chairman and
                                                   President, Public
                                                   Service Company of New
                                                   Mexico.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

                              DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS-CONTINUED

D. JAMES GUZY      Director         director       Chairman, PLX                12           Director, Intel Corp. (semi-conductor
(born 3/7/36)                       since 1982     Technology, Inc.                          manufacturer), Cirrus Logic Corp.
                                                   (semi-conductor                           (semi-conductor manufacturer), Alliance
                                                   manufacturer).                            Technology Fund (a mutual fund), Micro
                                                                                             Component Technology, Inc. (micro-
                                                                                             circuit handling and testing equipment
                                                                                             manufacturer), Novellus Systems, Inc.
                                                                                             (semi-conductor manufacturer) and
                                                                                             LogicVision, Inc. (semi-conductor
                                                                                             software company).

G. BERNARD         Director         director       Managing General             12           none stated
HAMILTON                            since 1978     Partner, Avanti
(born 3/18/37)                                     Partners, L.P.
                                                   (investment
                                                   partnership).

THEODORE B.        Director         director       Chairman, President          12           Trustee, Deputy Mayor and Commissioner
SMITH, JR.                          since 2001     and CEO of John                           of Public Services for the Incorporated
(born 12/23/32)                                    Hassall, Inc.                             Village of Mill Neck.
                                                   (fastener
                                                   manufacturing);
                                                   Managing Director,
                                                   John Hassall, Ltd.;
                                                   Chairman, John Hassall
                                                   Japan, Ltd.; Chairman
                                                   of Cantrock Realty;
                                                   Chairman of McCallum
                                                   Die (tool and die).

CHRISTIAN R.       Director         director       General Partner of           12           none stated
SONNE                               since 1990     Tuxedo Park Associates
(born 5/6/36)                                      (land holding and
                                                   development firm);
                                                   President and Chief
                                                   Executive Officer of
                                                   Mulford Securities
                                                   Corporation (private
                                                   investment fund) until
                                                   1990; formerly Vice
                                                   President of Goldman
                                                   Sachs & Co.
                                                   (investment banking).

MARSHA WILLIAMS    Director         director       Chief Administrative           16         Director of the Selected
(born 3/28/51)                      since 1999     Officer of Crate &                        Funds (consisting of four
                                                   Barrel (home                              portfolios); Director, Modine
                                                   furnishings retailer);                    Manufacturing, Inc. (heat
                                                   former Vice President                     transfer technology);
                                                   and Treasurer, Amoco                      Director, Chicago Bridge &
                                                   Corporation (oil & gas                    Iron Company, N.V.
                                                   company).                                 (industrial construction and
                                                                                             engineering).

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         OTHER DIRECTORSHIPS HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
INSIDE DIRECTORS*

JEREMY H. BIGGS    Director/        director       Vice Chairman, Head of         12         Director of the Van Eck/Chubb Funds
(born 8/16/35)     Chairman         since 1994     Equity Research                           (mutual fund investment adviser).
                                                   Department, Chairman
                                                   of U.S. Investment
                                                   Policy Committee and
                                                   Member of the
                                                   International
                                                   Investment Committee,
                                                   all for Fiduciary
                                                   Trust Company
                                                   International (money
                                                   management firm)
                                                   Consultant to Davis
                                                   Selected Advisers.

ANDREW A. DAVIS    Director         director       President or Vice              16         Director of the Selected Funds
(born 6/25/63)                      since 1997     President of each                         (consisting of four portfolios).
                                                   Davis Fund and
                                                   Selected Fund;
                                                   President, Davis
                                                   Selected Advisers,
                                                   L.P., and also serves
                                                   as an executive
                                                   officer in certain
                                                   companies affiliated
                                                   with the Adviser.

CHRISTOPHER C.     Director         director       Chief Executive                16         Director of the Selected Funds
DAVIS                               since 1997     Officer, President or                     (consisting of four portfolios);
(born 7/13/65)                                     Vice President of each                    Director, Kings Bay Ltd. (offshore
                                                   Davis Fund and                            investment management company).
                                                   Selected Fund;
                                                   Chairman and Chief
                                                   Executive Officer,
                                                   Davis Selected
                                                   Advisers, L.P., and
                                                   also serves as an
                                                   executive officer in
                                                   certain companies
                                                   affiliated with the
                                                   Adviser, including
                                                   sole member of the
                                                   Adviser's general
                                                   partner, Davis
                                                   Investments, LLC;
                                                   Employee of Shelby
                                                   Cullom Davis & Co.
                                                   (registered
                                                   broker/dealer).

* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own shares of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

                               DAVIS SERIES, INC.

                  2949 East Elvira Road, Tucson, Arizona 85706

================================================================================

           DIRECTORS                    OFFICERS
       Wesley E. Bass, Jr.           Jeremy H. Biggs
       Jeremy H. Biggs                 Chairman
       Marc P. Blum                  Andrew A. Davis
       Andrew A. Davis                 President - Davis Convertible Securities
       Christopher C. Davis            Fund, Davis Real Estate Fund & Vice
       Jerry D. Geist                  President - Davis Growth Opportunity
       D. James Guzy                   Fund, Davis Government Bond Fund, Davis
       G. Bernard Hamilton             Government Money Market Fund, Davis
       Theodore B. Smith, Jr.          Financial Fund
       Christian R. Sonne            Christopher C. Davis
       Marsha Williams                 President - Davis Growth Opportunity
                                       Fund, Davis Financial Fund & Vice
                                       President - Davis Government Bond Fund,
                                       Davis Government Money Market Fund,
                                       Davis Convertible Securities Fund & Davis
                                       Real Estate Fund
                                     Creston A. King
                                       President - Davis Government Money
                                       Market Fund & Davis Government Bond Fund
                                     Kenneth C. Eich
                                       Vice President
                                     Sharra L. Reed
                                       Vice President,
                                       Treasurer &
                                       Assistant Secretary
INVESTMENT ADVISER                   Thomas D. Tays
Davis Selected Advisers, L.P.          Vice President & Secretary
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2300
Denver, Colorado 80202

================================================================================

FOR MORE INFORMATION ABOUT DAVIS SERIES, INC. INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS' DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-279-0279.

================================================================================

DAVIS SELECTED ADVISERS, L.P.
2949 EAST ELVIRA ROAD, SUITE 101
TUCSON, AZ 85706
800-279-0279
www.davisfunds.com







DAVIS
FUNDS
OVER 30 YEARS OF RELIABLE INVESTING(TM)